UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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SUPREME INDUSTRIES, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SUPREME INDUSTRIES, INC.

2581 East Kercher Road

Goshen, IN  46528

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held May 25, 2016

To Stockholders of

SUPREME INDUSTRIES, INC.:

The annual meeting of stockholders of Supreme Industries, Inc. (the “Company”) will be held at the Elcona Country Club located at 56784 County Road 21, Bristol, Indiana, on May 25, 2016, at 9:00 a.m. Eastern Time for the following purposes:

1.              To elect ten directors to serve until the next annual meeting of stockholders and until their respective successors shall be elected and qualified;

2.              To approve, on an advisory basis, the compensation of the Company’s named executive officers;

3.              To approve the Company’s 2016 Long-Term Incentive Plan;

4.              To ratify the selection of Crowe Horwath LLP as the Company’s Independent Registered Public Accounting Firm; and

5.              To transact such other business as may properly come before the meeting and any adjournment thereof.

Information regarding matters to be acted upon at this meeting is contained in the accompanying Proxy Statement.  Only stockholders of record at the close of business on March 28, 2016, are entitled to notice of and to vote at the meeting and any adjournment thereof.

All stockholders are cordially invited to attend the meeting.

IT IS IMPORTANT THAT YOUR STOCK BE REPRESENTED AT THE MEETING, REGARDLESS OF THE NUMBER OF SHARES YOU HOLD.  PLEASE COMPLETE, SIGN, AND RETURN PROMPTLY THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE, WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE MEETING.

By Order of the Board of Directors

Goshen, Indiana	William J. Barrett
April 25, 2016	Secretary

SOLICITATION OF PROXIES

This Proxy Statement and accompanying Proxy are furnished to owners of the Company’s common stock, par value $.10 per share (the “Common Stock”), in connection with the solicitation of proxies by the Board of Directors of Supreme Industries, Inc. (the “Company” or “Supreme”) for use at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held at the Elcona Country Club located at 56784 County Road 21, Bristol, Indiana, on May 25, 2016 at 9:00 a.m. Eastern Time, or at any adjournment thereof.  For directions, please call (574) 642-4888, Ext. 447. The Notice of Meeting, the form of Proxy, and this Proxy Statement are being mailed to the Company’s stockholders on or about April 25, 2016.

The expense of proxy solicitation will be borne by the Company.  The Company’s officers and/or employees and those of its transfer agent may solicit proxies by telephone or personal contact, but in such event no additional compensation will be paid by the Company for such solicitation efforts, however, the Company will reimburse such persons for all accountable costs so incurred.

A copy of the 2015 Annual Report to Stockholders of the Company for its fiscal year ended December 26, 2015, is being mailed with this Proxy Statement to all such stockholders entitled to vote, but does not form any part of the information for solicitation of proxies.

Important Notice Regarding the Availability of Proxy Materials

for the Stockholder Meeting to be held on May 25, 2016

This Proxy Statement, the accompanying proxy card, and our 2015 Annual Report to Stockholders are available at www.investor.supremecorp.com/Annual_Reports_Proxy_Statements.

RECORD DATE AND VOTING SECURITIES

The Board of Directors of the Company has fixed the close of business on March 28, 2016, as the record date for determination of stockholders entitled to notice of and to vote at the Annual Meeting.  As of the record date, there were 15,221,946 shares of Class A Common Stock and 1,742,482 shares of Class B Common Stock of the Company issued and outstanding.  The presence, in person or by proxy, of the holders of a majority of the issued and outstanding shares of each of the Class A Common Stock and the Class B Common Stock as of the record date is necessary to constitute a quorum at the Annual Meeting with respect to matters upon which both classes of Common Stock are entitled to vote.

ACTION TO BE TAKEN AND VOTE REQUIRED

Action will be taken at the Annual Meeting to elect a Board of Directors, to approve, on an advisory basis, the compensation of the Company’s named executive officers, to approve the Company’s 2016 Long-Term Incentive Plan, and to ratify the selection of Crowe Horwath LLP as the Company’s Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2016.  Each proxy will be voted in accordance with the directions specified thereon and otherwise in accordance with the judgment of the persons designated as proxies.  Any proxy that is validly executed but on which no directions are specified will be voted for the proposals set forth in this Proxy Statement for consideration at the Annual Meeting.  Any person executing the enclosed proxy may nevertheless revoke it at any time prior to the actual voting thereof by filing with the Secretary of the Company either a written instrument expressly revoking it or a duly executed proxy bearing a later date.  Furthermore, such person may nevertheless elect to attend the Annual Meeting and vote in person, in which event the proxy will be revoked.

The Company’s Certificate of Incorporation authorizes two classes of $.10 par value Common Stock (designated Class A and Class B) as well as one class of $1.00 par value preferred stock.  No shares of the preferred stock are outstanding.  In voting on all matters expected to come before the Annual Meeting, a stockholder of either Class A or Class B Common Stock will be entitled to one vote, in person or by proxy, for each share held in his or her name on the record date.

The holders of the Class A Common Stock will be entitled to elect that number (rounded down) of directors equal to the total number of directors to be elected divided by three, i.e., three directors, and the holders of the Class B Common Stock will be entitled to elect the remaining directors.  The Class A directors are elected by majority vote of shares held by holders of Class A Common Stock attending in person or represented by proxy and entitled to vote at the Annual Meeting.  The Class B directors are elected by plurality vote of the holders of Class B Common Stock attending in person or represented by proxy and entitled to vote at the Annual Meeting.

In order to approve, on an advisory basis, the compensation of the Company’s named executive officers, an affirmative vote of a majority of the combined shares of the Class A Common Stock and the Class B Common Stock present in person or represented by proxy and entitled to vote at the Annual Meeting is necessary.  Such vote, however, will not be binding on the Company.

The affirmative vote of the holders of a majority of the combined shares of Class A Common Stock and Class B Common Stock held by the holders of such Class A Common Stock and Class B Common Stock attending in person or by proxy at the Annual Meeting and entitled to vote on such proposal is required for the approval of the 2016 Long-Term Incentive Plan.

The ratification of the selection of Crowe Horwath LLP as the Company’s Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2016, must be approved by a majority vote of the combined shares of the Class A Common Stock and Class B Common Stock held by the holders of such Class A Common Stock and Class B Common Stock attending in person or represented by proxy and entitled to vote at the Annual Meeting.

The Company’s Certificate of Incorporation prohibits cumulative voting.  Abstentions are voted as “shares present” at the Annual Meeting for purposes of determining whether a quorum exists.  In the election of the Class B directors, votes withheld will have no effect on the outcome of the vote.  In the election of the Class A directors, the advisory vote on compensation of the Company’s named executive officers, the vote on approval of the Company’s 2016 Long-Term Incentive Plan, and the vote on the ratification of the selection of our independent registered public accounting firm, abstentions will have the effect of a vote “against” the proposal.  Proxies submitted by brokers that do not indicate a vote for some or all of the proposals because the brokers do not have discretionary voting authority and have not received instructions from a stockholder as to how to vote on those proposals (so-called “broker non-votes”) are considered “shares present” for purposes of determining whether a quorum exists so long as the brokers have discretionary voting authority for at least one matter to be voted on at the Annual Meeting.  However, broker non-votes are not considered to be shares entitled to vote and will not affect the outcome of any vote.

Brokers are not permitted to vote stockholders’ shares for the election of directors. Therefore, we urge all stockholders to give voting instructions to their brokers on all voting items.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following tabulation sets forth the names of those persons who are known to management to be the beneficial owners as of March 28, 2016, of more than five percent (5%) of the Company’s Class A or Class B Common Stock.  Such tabulation also sets forth the number of shares of the Company’s Class A or Class B Common Stock beneficially owned as of March 28, 2016 by all of the Company’s directors and nominees, named executive officers, and all directors and officers of the Company as a group.  Except as set forth below, persons having direct beneficial ownership of the Company’s Common Stock possess the sole voting and dispositive power in regard to such stock.  Class B Common Stock is freely convertible on a one-for-one basis into an equal number of shares of Class A Common Stock, and ownership of Class B Common Stock is deemed to be beneficial ownership of Class A Common Stock under Rule 13d-3(d)(1) promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  As of March 28, 2016 there were 15,221,946 shares of Class A Common Stock and 1,742,482 shares of Class B Common Stock outstanding.

The following tabulation also includes shares of Class A Common Stock covered by outstanding vested options granted under the Company’s 2012 Long-Term Incentive Plan and 2004 and 2001 Stock Option Plans, which options are collectively referred to as “Stock Options.”  The Stock Options have no voting or dividend rights until such time as the options are exercised.

Name and Address of Beneficial Owner	Title Class	Amount and Nature of Beneficial Ownership	Percent of Class (1)

FMR LLC.	Class A	988,992(2)	6.5%
245 Summer Street
Boston, MA 02210

Wilen Investment Management Corp.	Class A	987,544(3)	6.5%
14551 Meravi Drive
Bonita Springs, FL 34135

Wellington Trust Company, NA	Class A	897,907(4)	5.9%
280 Congress Street
Boston, MA 02210

Wellington Management Group LLP	Class A	897,907(5)	5.9%
280 Congress Street
Boston, MA 02210

Wellington Trust Company, National Association	Class A	794,724(6)	5.2%
Multiple Common Trust Funds Trust, Micro Cap
Equity Portfolio
280 Congress Street
Boston, MA 02210

Dimensional Fund Advisors LP	Class A	780,091(7)	5.1%
6300 Bee Cave Road
Austin, TX 78746

William J. Barrett	Class A	1,905,868(8)(9)(13)	11.8%
2581 East Kercher Road	Class B	902,856(9)	51.8%
Goshen, IN 46528

Herbert M. Gardner	Class A	1,131,327(8)(10)(13)	7.1%
2581 East Kercher Road	Class B	654,378(10)	37.6%
Goshen, IN 46528

Edward L. Flynn	Class A	320,223(11)	2.1%
7511 Myrtle Avenue
Glendale, NY 11385

Robert J. Campbell	Class A	173,265(12)(13)	1.1%
455 CR 1138	Class B	50,001	2.9%
Cumby, TX 75433

Mark D. Weber	Class A	198,669	1.3%
2581 East Kercher Road
Goshen, IN 46528

Mark C. Neilson	Class A	114,448	*
7140 Calabria Court
San Diego, CA 92122

Matthew W. Long	Class A	93,667	*
2581 East Kercher Road
Goshen, IN 46528

Name and Address of Beneficial Owner	Title Class	Amount and Nature of Beneficial Ownership	Percent of Class (1)

Peter D. Barrett	Class A	55,541(11)	*
1229 Ridgedale Road	Class B	29,467	1.7%
South Bend, IN 46614

Michael L. Oium	Class A	59,727	*
2581 East Kercher Road
Goshen, IN 46528

Arthur J. Gajarsa	Class A	38,003	*
P.O. Box 226
Holderness, NH 03245

Thomas B. Hogan, Jr.	Class A	31,173	*
8054 Whisper Lake Lane West
Ponte Verda Beach FL 32082

Wayne A. Whitener	Class A	26,227	*
101 E. Park Blvd.
Suite 955
Plano, TX 75074

Michael L. Klofas	—	—	*
64 Windham Drive,
East Longmeadow, MA 01028

All directors and officers as a group	Class A	4,148,138(6)(7)(8)(9)(10)(11)	24.5%
	Class B	1,636,702(7)(8)	93.9%

* Less than 1%

(1)  The percentage calculations have been made in accordance with Rule 13d-3(d)(1) promulgated under the Exchange Act.  In making these calculations, shares beneficially owned by a person as a result of the ownership of Stock Options and ownership of Class B Common Stock, were deemed to be currently outstanding solely with respect to the holders of such Stock Options and Class B Common Stock.

(2)  FMR LLC (“FMR”) filed a Schedule 13G on February 12, 2016, reporting that FMR, Abigail P. Johnson and Select Transportation Portfolio  own and have sole dispositive power over 988,992 shares of Class A Common Stock.  All information presented above relating to FMR is based solely on the Schedule 13G.

(3)  Wilen Investment Management Corp. (“Wilen”) filed a Schedule 13G/A on January 27, 2016, reporting that Wilen owns and has sole voting and dispositive power over 987,544 shares of Class A Common Stock.  All information presented above relating to Wilen is based solely on the Schedule 13G/A.

(4)  Wellington Trust Company, NA (“Wellington”) filed a Schedule 13G on February 11, 2016, reporting that Wellington has shared voting and dispositive power over 897,907 shares of Class A Common Stock.  All information presented above relating to Wellington is based solely on the Schedule 13G.

(5)  Wellington Management Group LLP filed a Schedule 13G on February 11, 2016, reporting that Wellington Management Group LLP, Wellington Group Holdings LLP, Wellington Investment Advisors Holdings LLP and Wellington Management Company LLP have shared voting and dispositive power over 897,907 shares of Class A Common Stock.  All information presented above relating to such parties is based solely on the Schedule 13G.

(6)  Wellington Trust Company, National Association Multiple Common Trust Funds Trust, Micro Cap Equity Portfolio (“Wellington”) filed a Schedule 13G/A on February 11, 2016, reporting that Wellington has shared voting and dispositive power over 794,724 shares of Class A Common Stock.  All information presented above relating to such parties is based solely on the Schedule 13G/A.

(7)  Dimensional Fund Advisors LP (“Dimensional”) filed a Schedule 13G/A on February 9, 2016, reporting that Dimensional has sole voting power over 747,888 shares of Class A Common Stock and sole dispositive power over 780,091 shares of Class A Common Stock.  All information presented above relating to Dimensional is based solely on the Schedule 13G.

(8)  Includes the number of shares of Class A Common Stock set forth opposite the persons named in the following table which shares are beneficially owned as a result of the ownership of stock options under the Company’s 2004 and 2001 Stock Option Plans.

Stock
Options

William J. Barrett	47,250
Herbert M. Gardner	47,250
All directors and officers as a group	94,500

(9)  Includes 115,439 shares of Class A Common Stock and 16,857 shares of Class B Common Stock owned by Mr. Barrett’s wife.  Mr. Barrett has disclaimed beneficial ownership of these shares.

(10)  Includes 10,969 shares of Class A Common Stock and 66,516 shares of Class B Common Stock owned by a generation skipping marital trust under the will of Mary K. Gardner, Mr. Gardner’s late wife.  Mr. Gardner has disclaimed beneficial ownership of these shares.

(11)  Includes 39,505 shares of Class A Common Stock owned beneficially by Mr. Flynn’s wife.  Mr. Flynn has disclaimed beneficial ownership of these shares.

(12)  Includes 250 shares of Class A Common Stock owned beneficially by Mr. Campbell’s wife as custodian for their children.  Mr. Campbell has disclaimed beneficial ownership of these shares.

(13)  Includes the number of shares of Class A Common Stock which are deemed to be beneficially owned as a result of ownership of shares of Class B Common Stock, which Class B shares are freely convertible on a one-for-one basis into shares of Class A Common Stock.

Depositories such as The Depository Trust Company (Cede & Company) as of March 28, 2016 held, in the aggregate, more than 5% of the Company’s then outstanding Class A Common Stock.  The Company understands that such depositories hold such shares for the benefit of various participating brokers, banks, and other institutions which are entitled to vote such shares according to the instructions of the beneficial owners thereof.  Except as noted in the table above, the Company has no reason to believe that any of such beneficial owners hold more than 5% of the Company’s outstanding voting securities.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Ten directors are to be elected at the Annual Meeting of Stockholders.  Unless otherwise instructed, the proxy holders will vote the proxies received by them for the nominees shown below for the term of one year and until their successors are duly elected and have qualified.

On December 10, 2015, Director Robert J. Campbell advised the Board of Directors of the Company that he would be retiring at the completion of his current term, which will occur at the 2016 Annual Meeting of Stockholders.  The Company and Mr. Campbell have agreed that at the end of his term he will become Director Emeritus and the Company will provide him with a cash benefit of $1,000 per month for twelve months following his entry into emeritus status.

Of the persons named below, Messrs. Flynn, Neilson, and Weber have been nominated by the independent directors of the Board of Directors for election by the holders of Class A Common Stock, and the remaining persons have been nominated by the independent directors of the Board of Directors for election by the holders of Class B Common Stock.  Mr. William J. Barrett is the father of Mr. Peter D. Barrett.

In addition to serving as directors, Messrs. Barrett, Gardner, and Weber were executive officers of the Company as of December 26, 2015.  Officers are elected annually by the Board of Directors at the Annual Meeting of Directors held immediately following the Annual Meeting of Stockholders.

Although it is not contemplated that any nominee will be unable to serve as a director, in such event the proxies will be voted by the holders thereof for such other person as may be designated by the current Board of Directors.  The management of the Company has no reason to believe that any of the nominees will be unable or unwilling to serve if elected to office, and to the knowledge of management, the nominees intend to serve the entire term for which election is sought.

Only ten nominees for director are named even though the Company’s bylaws allow a maximum of fifteen, since the proposed size of the board is deemed adequate to meet the requirements of the Board of Directors.  The proxies given by the Class A stockholders cannot be voted for more than three persons, and the proxies given by Class B stockholders cannot be voted for more than seven persons.  The information set forth below with respect to each of the nominees has been furnished by each respective nominee.

Name, Age, and Business Experience	Executive Officer Since	Positions With Company

Herbert M. Gardner, 76
Chairman of the Board of the Company since 1979, Chief Executive Officer of the Company from 1979 to January 2011; President of the Company from June 1992 to February 2006; Executive Vice President of Barrett-Gardner Associates, Inc., an investment banking firm, from November 2002 until June 2009, and previously Senior Vice President of Janney Montgomery Scott LLC, investment bankers, from 1978 to 2002; Former Director of Rumson-Fair Haven Bank and Trust Company, a New Jersey state independent, commercial bank and trust company, from 2000 to May 2013; Director of Chase Packaging Corporation, a development stage company, since 2001; former Director of Dawson Geophysical Company (formerly known as TGC Industries, Inc.), a company engaged in the geophysical services industry, from 1980 to February 2015; former Director of Nu-Horizons Electronics Corp., an electronics component distributor, from 1984 until 2011; and former Director of MKTG, Inc., a marketing and sales promotion company from 1997 until January 2010. Mr. Gardner was selected to serve as a director of the Company due to his depth of knowledge of the Company, including its strategies, operations and markets, his acute business judgment, his strong leadership skills, and his long-standing relationship with the Company.

	1979	Chairman of the Board

Name, Age, and Business Experience	Executive Officer Since	Positions With Company

William J. Barrett, 76
Secretary and Assistant Treasurer of the Company and a Director since 1979 and Executive Vice President (Long Range and Strategic Planning) of the Company since 2004; President of W. J. Barrett Associates, Inc., an investment banking firm, since June 2009; President of Barrett-Gardner Associates, Inc., an investment banking firm, from November 2002 until June 2009, and previously Senior Vice President of Janney Montgomery Scott LLC, investment bankers, from 1978 to 2002; Chairman of the Board and Director of Rumson-Fair Haven Bank and Trust Company, a New Jersey state independent, commercial bank and trust company from 2000 to May 2012; Director of Dawson Geophysical Company (formerly known as TGC Industries, Inc.), a company engaged in the geophysical services industry, since 1980; Director of Chase Packaging Corporation, a development stage company, since 2001; Director of Babson Corporate Investors, a closed-end investment company, from July 2006 to April 2016; and Director of Babson Participation Investors, a closed-end investment company, from July of 2006 to April 2016. Mr. Barrett brings to the Board of Directors of the Company keen business and financial judgment and an extraordinary understanding of the Company’s business, history, and organization, as well as extensive leadership experience. Mr. Barrett is the father of Peter D. Barrett.

	1979	Executive Vice President (Long Range and Strategic Planning), Assistant Treasurer, Secretary, and Director

Peter D. Barrett, 46
Director of the Company since 2014; Mr. Barrett has been with Smoker Craft, Inc., a manufacturer of pontoon and fishing boats, since 1996, most recently serving as Senior Vice President of Marketing and Corporate Development (since 2008), and serving as Director since 2007. Prior to this position, Mr. Barrett served in positions of increasing responsibility with Smoker Craft and Starcraft Marine, LLC, a company that was later combined into Smoker Craft. Mr. Barrett was selected to serve as a director of the Company due to his experience as a director of a manufacturing company and his experience in sales, marketing, and product development. Mr. Barrett is the son of William J. Barrett.

	n/a	Director

Edward L. Flynn, 81
Director of the Company since 2007; Owner of Flynn Meyer Company, a management company for the restaurant industry, since 1976; Director and Treasurer of Citri-Lite Co., a soft drink company, since 1994; Director of Dawson Geophysical Company (formerly known as TGC Industries, Inc.), a company engaged in the geophysical services industry, from 1999 to February 2015; Director of Chase Packaging Corporation, a development stage company since 2007; and Director of Biojet Medical, a medical device company since 2007. Mr. Flynn is an experienced leader of major organizations and brings to the Board of Directors of the Company strong executive management skills and experience serving on the boards of other public companies.

	n/a	Director

Michael L. Klofas, 55
Managing Director and Head of Babson Capital’s Mezzanine & Private Equity Group (MPEG) since 1993; Since 2009, President of Babson Capital Corporate Investors and Babson Capital Participation Investors, closed-end bond funds traded on the New York Stock Exchange, and since 2002 Co-Manager of Mezzco LLC, Mezzco II LLC, Mezzco III LLC and Mezzco IV LLC, the respective General Partners of Tower Square Capital Partners, L.P., Tower Square Capital Partners II, L.P., Tower Square Capital Partners III, L.P. and Tower Square Capital Partners IV, LP., Babson’s four private mezzanine funds. Mr. Klofas has more than 28 years of financial industry experience that has encompassed all aspects of middle market private debt and equity

	n/a	Director Nominee

Name, Age, and Business Experience	Executive Officer Since	Positions With Company

investing. Previously, he was responsible for restructurings and reorganizations involving Babson’s portfolio companies. Prior to joining Babson in 1988, he was engaged in venture capital investing and in public accounting. Mr. Klofas was selected as a director nominee because of his experience in finance, understanding of economics and business, and his understanding of public accounting.

Arthur J. Gajarsa, 75
Director of the Company since July 2012; Since January of 2013, Senior Counsel at the law firm of Wilmer, Cutler, Pickering, Hale and Dorr; Chairman of the Board of Trustees of Rensselaer Polytechnic Institute since 2011, Vice Chairman from 1998 to 2010, and Trustee since 1994; Director of Georgetown University Board of Directors from 1996 to 2008, and Chairman of the Audit Committee, the Law Committee, and a member of the Executive Committee from 2002 to 2008; U.S. Circuit Judge for the U.S. Court of Appeals for the Federal Circuit from 1997 to 2012. Prior to his judicial appointment, Judge Gajarsa served as Senior Partner at Joseph, Gajarsa, McDermott & Reiner, P.C., and previously served as Special Counsel to the Secretary of the Interior and Commissioner of Indian Affairs. He also worked at the Department of Commerce at the USPTO and worked as a systems analyst at the Department of Defense. Judge Gajarsa provides the Board insight and experience in the areas of legal compliance, corporate mergers and acquisitions, commercial litigation, international trade, and intellectual property.

	n/a	Director

Thomas B. Hogan, Jr., 70
Director of the Company since June 2012; Director of Aerial Holding, Inc., formerly Pictometry International Corporation, from 2006 to August 2015, and Chairman of the Audit Committee from 2006 to August 2015; Director of Provident Bank of New Jersey since 2010, Chairman of the Audit Committee since 2011, and member of the Compensation Committee since 2013; Chief Operating Officer, Northeast Practice, Deloitte & Touche, from 2003 to 2006. In previous years he served as the Managing Partner of the Rochester, Pittsburgh, St. Louis and New Jersey offices of that firm. From 2007 until it was sold in 2008, he was a director of Energy East Corporation, a public utility holding company which served New York, Connecticut, Massachusetts, Maine and New Hampshire. Mr. Hogan had nearly 40 years of experience with the public accounting firm of Deloitte & Touche which makes him exceptionally qualified to advise the Board of Directors in accounting and financial matters. Mr. Hogan qualifies as an “audit committee financial expert” under guidelines of the Securities and Exchange Commission.

	n/a	Director

Mark C. Neilson, 57
Director of the Company since 2003; President/Founder of Accretive CFO Services of San Diego LLC and Accretive LLC (Indiana), a financial consulting services firm since December 2010; Partner, Tatum, LLC, a financial and technology consulting division of Spherion, from September 2005 to August 2010; Director of SmokerCraft, Inc., a manufacturer of pontoon and fishing boats, since December 2010; Director of EarthWay Products, Inc., a manufacturer of fertilizer spreaders since October 2015; Chief Financial Officer of Towne Air Freight, Inc., an air freight trucking company, from April 2001 to February 2005; independent business consultant from November 1998 to March 2001; Chief Financial Officer of Therm-O-Lite, Inc., a manufacturer of interior insulated windows, from January 2000 through June 2009; and Chief Financial Officer and Director of Shelter Components Corporation, a supplier to the recreational vehicle industry, from March 1986 to October 1998. Mr. Neilson was selected to serve as a director of the Company due to his extensive background in public accounting and auditing. Mr. Neilson qualifies as an “audit committee financial expert” under

	n/a	Director

Name, Age, and Business Experience	Executive Officer Since	Positions With Company

guidelines of the Securities and Exchange Commission.

Mark D. Weber, 58
President, Chief Executive Officer and a Director of the Company since May of 2013. From 2003 to 2013 Mr. Weber was the Group President of the Environmental Solutions Group of Federal Signal Corporation (NYSE: FSS), a global manufacturer of environmental cleaning equipment, emergency signaling systems and industrial warning equipment; prior to that he served in various executive positions with Federal Signal from 1996 and for seventeen years prior to that, in various positions with Cummins Engine Company (NYSE: CMI). Mr. Weber was selected to serve as a director of the Company due to his extensive executive leadership, operational, and strategic experience.

	2013	President and Chief Executive Officer, Director

Wayne A. Whitener, 64
Director of the Company since 2008; Executive Vice Chairman of Dawson Geophysical Company (“Dawson”) (formerly TGC Industries, Inc.), a company engaged in the geophysical services industry, from February 2015; Director of Dawson, since 1984; President of Dawson from July 1986 to February 2015; Chief Executive Officer of Dawson from January 1999 to February 2015; Chief Operating Officer of Dawson from July 1986 to December 1998; President of Tidelands Geophysical Co., Inc., a wholly-owned subsidiary of Dawson, from 1987 to February 2015; and Director of Chase Packaging Corporation, a development stage company since 2009. As the former principal executive officer of another publicly held company, Mr. Whitener provides valuable insight and guidance on the issues of corporate strategy and risk management.

	n/a	Director

The Board of Directors recommends a vote FOR Proposal No. 1.

EXECUTIVE OFFICERS

Name, Age, and Business Experience	Positions with Company

Matthew W. Long, 54
Chief Financial Officer, Treasurer, and Assistant Secretary since April 2011. Interim Chief Executive Officer from March 2012 to May 2013. From June 2003 until February 2011, Treasurer of CTS Corporation, a manufacturer of electronic components and sensors and supplier of electronics manufacturing services. Assistant Treasurer of CTS from December 2000 until May 2003. Previously, he held a variety of accounting positions for Emerson Electric, General Housewares/Chicago Cutlery, and United Technologies.

Chief Financial Officer, Treasurer, and Assistant Secretary

Michael L. Oium, 55
Vice President, Operations since October of 2011. From February 2011 to October 2011, Vice President, Sourcing. General Manager, Supreme Truck Bodies of California, Incorporated’s truck body plant, from 1997 to 2011. Prior to Supreme, Mr. Oium spent twelve years in progressively more responsible positions with Morgan Corporation and four years with Lear Corporation.

Vice President, Operations

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s directors and executive officers, and persons who own more than ten percent (10%) of Common Stock, to file with the Securities and Exchange Commission certain reports of beneficial ownership of Common Stock. Based solely upon a review of copies of such reports furnished to the Company and written representations provided to the Company, the Company believes that all applicable Section 16(a) filing requirements were complied with by its directors, executive officers, and ten percent (10%) stockholders during 2015 with the exception of one transaction by Mr. Flynn for the exercise of 6,811 options which was reported one day late and two transactions by Mr. Oium for the exercise of an option and subsequent sale of 1,451 shares which was reported one day late.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Compensation Committee consists of Messrs. Gajarsa (Chairman), Campbell, Flynn, and Neilson.  None of these individuals was an officer or employee of the Company during the year ended December 26, 2015, or is a former officer of the Company.

During the year ended December 26, 2015, (i) no executive officer of the Company served as a member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served on the Compensation Committee of the Company; (ii) no executive officer of the Company served as a director of another entity, one of whose executive officers served on the Compensation Committee of the Company; and (iii) no executive officer of the Company served as a member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served as a director of the Company.

BOARD OF DIRECTORS

Board Leadership Structure

As a holding company, Supreme Industries, Inc. (NYSE MKT: STS), is uniquely structured in that it has very few officers and is designed to have its business operations conducted on a day-to-day basis by management of Supreme Corporation (“Supreme”), its wholly-owned and principal operating subsidiary, which is the source of virtually all of its revenues and business expenses.  The primary role of the holding company is to facilitate capital markets financing transactions, mergers and acquisitions, and other long-range strategies.

We have concluded that six independent directors, representing a majority of our board of directors, is appropriate given the size of our business, and enables the Company to obtain the benefits of diverse expertise, skill sets, and backgrounds for proper governance of the Company.  The Company has two committees - the Audit Committee and the Compensation Committee.  The Audit Committee and the Compensation Committee are comprised solely of independent directors.  Our Audit Committee Charter and our Compensation Committee Charter are available at our website www.supremecorp.com.  Nomination of directors is determined by the independent directors.  Matters relating to other governance issues are managed by the Board of Directors.  This structure enables effective communication among the directors by utilizing their participation in all of the critical areas of governance including risk oversight and interaction with management.  The Board of Directors adopted a policy which provides for our independent directors to rotate the chairing of the periodic meetings of independent directors so that each of the directors will have an opportunity to set the agenda and chair the meeting.  This results in there being no need to designate a lead director at present, but the Board of Directors retains the ability to modify this structure if circumstances warrant.

Our Board of Directors and principal executive officers have significant ownership of the equity securities of the Company.  As a result, the Board of Directors believes that management focuses on both the short- and long-term objectives of the Company with neither being disadvantaged by the other. Therefore, while cash bonuses each year are tied to the near-term profitability of Supreme, compensation for several members of management is also tied to the future values of the Company’s equity securities through time-based grants of stock.  Furthermore, those members of management that do not receive time-based stock grants currently own a very substantial number of shares of the Company’s equity, ensuring that they are likewise incentivized to protect the long-term value of the Company.  As a result, the Board of Directors has concluded that the incentive promoting structure of the Company does not promote risks that are inappropriate for the operation of the business.

The Board of Directors has assessed the composition of the Board and has concluded that the Board has the appropriate mix of business experience and skills to address effectively the Company’s business needs and challenges.  In view of the small size of the Board of Directors, there are no membership requirements based on race or gender.  However, we believe that our Board of Directors does have a wide range of diversity with regard to professional experience, skills, education, and other attributes that contribute to the Board’s ability to operate in the long-range best interests of the Company’s stockholders.

Independence

The Board of Directors has determined that the following six directors have no material relationship with the Company that would interfere with the exercise of independent judgment and are “independent” within the meaning of the NYSE MKT director independence standards:  Robert J. Campbell (not standing for re-election), Edward L. Flynn, Thomas B. Hogan, Jr., Arthur J. Gajarsa, Mark C. Neilson, and Wayne A. Whitener.  Nominee Michael Klofas is likewise determined to be independent within the meaning of NYSE MKT director independence standards.

Committees

The Audit Committee is comprised of Messrs. Hogan (Chairman), Neilson, Campbell, and Flynn.  The Audit Committee met eight times during 2015.  The purpose and functions of the Audit Committee are to: (i) appoint or terminate the independent auditors; (ii) evaluate and determine compensation of the independent auditors; (iii) review the scope of the audit proposed by the independent auditors; (iv) review quarterly condensed consolidated financial statements and the annual audited consolidated financial statements prior to issuance; (v) consult with the independent auditors on matters relating to internal financial controls and procedures; and (vi) make appropriate reports and recommendations to the Board of Directors.  In carrying out the functions of the Audit Committee, the members of the Audit Committee rely on an Audit Committee Charter.

The Compensation Committee is comprised of Messrs. Gajarsa (Chairman), Campbell, Flynn, and Neilson.  The Compensation Committee met two times during 2015. The purpose and functions of the Compensation Committee are to: (i) assist the Board in the discharge of its fiduciary responsibilities relating to the determination and execution of the Company’s compensation philosophy as it pertains to the fair and competitive compensation of the Company’s executive officers; (ii) provide overall guidance with respect to the establishment, maintenance, and administration of the Company’s compensation programs, including stock and benefit plans; and (iii) oversee and advise the Board on the adoption of policies that govern the Company’s compensation programs.  The Compensation Committee will periodically review the levels of compensation, perquisites, and other personal benefits provided by the Company to insure that compensation levels are reasonable, fair, and competitive.  In carrying out the functions of the Compensation Committee, the members of the Compensation Committee rely on a Compensation Committee Charter.

The Compensation Committee has available to it the resources and authority necessary to properly discharge its duties and responsibilities, including the authority to retain independent compensation consultants and other expert advisors.  In addition, the Compensation Committee sometimes utilizes survey information provided by compensation consultants in recommending compensation levels.

In 2014, the Compensation Committee retained the services of Hay Group, a global management consulting firm, for assistance in setting the 2015 compensation packages for several senior executives, including Messrs. Weber, Long and Oium.  The Hay Group examined the applicable positions and provided pay comparisons for similarly situated presidents and chief executive officers, chief financial officers, and vice presidents with responsibility for operations, including items such as base salary, incentive pay, equity, and customary perquisites.  Those recommendations were provided to the Compensation Committee, which used them as a guideline in setting the amount of total compensation for Messrs. Weber, Long and Oium, and in determining how total potential compensation should be allocated across the different elements of compensation.  The Compensation Committee does not follow a definitive policy when determining the mix of, and structure for, total compensation.  Rather, it considers factors such as achievement of corporate and individual goals, level of experience, responsibilities, demonstrated performance, time with the Company, retention considerations, and any other consideration it deems relevant.  The Compensation Committee does, however, endeavor to ensure that an appropriate amount of compensation is paid in the form of equity so as to ensure that the interests of executives align with the interests of the Company’s stockholders.

The Company does not have a standing Nominating Committee, and nominations for directors are made by the Company’s independent directors.  The Board of Directors believes that, considering the size of the Company and the Board of Directors, nominating decisions can be made effectively on a case-by-case basis, and there is no need for the added formality of a Nominating Committee.  In carrying out the functions of a Nominating Committee, the independent directors do not rely on a Nominating Committee Charter.  The independent directors of the Company utilize the following criteria as guidelines in considering nominations to the Company’s Board of Directors. The criteria include:

•                  personal characteristics, including such matters as integrity, age, education, diversity of skills, opinions, perspectives, professional experiences, education and backgrounds, and absence of potential conflicts of interest with the Company or its operations;

•                  the availability and willingness to devote sufficient time to the duties of a director of the Company;

•                  experience in corporate management, such as serving as an officer or former officer of a publicly held company;

•                  experience in the Company’s industry and with relevant social policy concerns;

•                  experience as a board member of another publicly held company;

•                  academic expertise in an area of the Company’s operations; and

•                  practical and mature business judgment.

The criteria are not exhaustive, and the independent directors may consider other qualifications and attributes which they believe are appropriate in evaluating the ability of an individual to serve as a member of the Board of Directors. The independent directors’ goal is to assemble a Board of Directors that brings to the Company a variety of perspectives and skills derived from high quality business and professional experience. In order to ensure that the Board consists of members with a variety of perspectives and skills, the independent directors have not set any minimum qualifications and also consider candidates with appropriate non-business backgrounds. Other than ensuring that at least one member of the Board is a financial expert and that the overall composition of the Board meets all applicable independence requirements, the independent directors do not have any specific skills that they believe are necessary for any individual director to possess. Instead, the independent directors evaluate potential nominees based on the contribution such nominee’s background and skills could have upon the overall functioning of the Board.

Acting in the capacity of a Nominating Committee, the independent directors have not adopted any policy with regard to the consideration of director candidates recommended by security holders for the reason that such a policy is deemed unnecessary since at no time in the history of the Company has any such recommendation ever been received from any of the Company’s security holders.

Meetings

During the year ended December 26, 2015, the Board of Directors held eleven special meetings in addition to its regular meeting.  All of the directors listed herein attended 75% or more of the total meetings of the Board and of the committees on which they serve.

The Company encourages all directors to attend its Annual Meeting of Stockholders.  Except for Mr. Campbell, who attended telephonically, all of the directors attended the Annual Meeting of Stockholders held in May of 2015 in person.

Code of Ethics

The Company has adopted a Code of Ethics that applies to the Company’s officers and directors, including the Company’s principal executive officer and principal financial and accounting officer.  The code has been posted in the Investor Relations section of the Company’s website, www.supremecorp.com.

Stockholder Communications

The Company has established a process for stockholders to send their communications to the Board of Directors. Any stockholder who desires to contact an individual director, the entire Board of Directors, or a committee of the Board of Directors may mail a written communication to the Chief Executive Officer of the Company c/o Chief Executive Officer, Supreme Industries, Inc., 2581 East Kercher Road, P.O. Box 237, Goshen, Indiana 46528.  The Chief Executive Officer will submit all stockholder communications to the appropriate directors, unless the communication is frivolous or includes advertising, solicitation for business, requests for employment, requests for contributions, or a communication of a similar nature. A stockholder communication relating to the Company’s accounting, internal accounting controls, or auditing will be referred to the members of the Audit Committee.

The Chief Executive Officer will send a written acknowledgment to a stockholder upon receipt of his or her communication submitted in accordance with the provisions set forth in this proxy statement unless such stockholder communication is frivolous or includes advertising, solicitation for business, requests for employment, requests for contributions, or a communication of a similar nature. A stockholder wishing to contact the directors may do so anonymously; however, stockholders are encouraged to provide the name in which the Company’s shares of stock are held and the number of such shares held.

The following communications to the directors will not be considered a stockholder communication: (i) communication from a Company officer or director; (ii) communication from a Company employee or agent, unless submitted solely in such employee’s or agent’s capacity as a stockholder; and (iii) any stockholder proposal submitted pursuant to Rule 14a-8 promulgated under the Exchange Act.

PROPOSAL NO. 2

ADVISORY VOTE ON THE APPROVAL OF THE COMPENSATION OF THE

COMPANY’S NAMED EXECUTIVE OFFICERS

As required under the Dodd-Frank Wall Street Reform and Consumer Protection Act and Section 14A of the Exchange Act, our Board of Directors is submitting a “say-on-pay” proposal for stockholder consideration.  Stockholders are asked for an advisory stockholder vote approving the compensation of the Company’s Named Executive Officers as described in this proxy statement.  The Board is asking stockholders to vote FOR the following resolution:  “RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby approved.”

This advisory vote is non-binding on the Board of Directors.  Although non-binding, the Board of Directors and the Compensation Committee value constructive dialogue with our stockholders on executive compensation and other important governance topics and encourages all stockholders to vote their shares on this matter.  The Board of Directors and the Compensation Committee will review the voting results and take them into consideration when making future decisions regarding our executive compensation programs.

The Board of Directors recommends a vote FOR Proposal No. 2.

EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

This compensation discussion and analysis provides details about Supreme’s compensation practices for its named executive officers. The information provided in this section should be read together with the tables and narratives that accompany the information presented.

The following executives are Supreme’s named executive officers for 2015, as that term is defined by the Securities and Exchange Commission:

•             Mr. Mark D. Weber, President and Chief Executive Officer;

•             Mr. Matthew W. Long, Chief Financial Officer, Treasurer, and Assistant Secretary;

•             Mr. Michael L. Oium, Vice President, Operations;

•             Mr. Herbert M. Gardner, Chairman of the Board; and

•             Mr. William J. Barrett, Executive Vice President, Long Range and Strategic Planning, Assistant Treasurer, Secretary, and Director.

Summary

Supreme’s executive compensation program is designed to attract, retain, and motivate high-quality executives, to provide executives with incentives to maximize Supreme’s performance, and to align executives’ interests with those of our stockholders. Our executive compensation structure consists of the following components: base salary, annual cash incentives, time-based equity compensation, health and welfare benefits, limited perquisites, and retirement benefits.  Various executives receive some or all of these components.  Where appropriate, plans contain clawback features that would permit Supreme to recoup compensation paid for improperly earned incentives.

Supreme believes that our executive compensation program provides the most appropriate means for the Company to attract, retain, and motivate executives who possess the skills and experience necessary to achieve our business goals and maximize stockholder value.

Compensation Objectives

Supreme designs its executive compensation program to achieve three main objectives:

•             Offer Competitive Compensation. Supreme seeks to provide a competitive level of compensation in order to attract, retain, and motivate highly-qualified and talented executives.

•             Link Compensation to Performance. Supreme seeks to optimize the performance of each executive by tying a substantial portion of compensation to achievement of specified financial goals.

•             Align Compensation with Stockholder Interests. Supreme seeks to align the interests of its executives with stockholders by paying a significant portion of compensation in the form of equity that vests over time.

Compensation Philosophy

Supreme’s general compensation philosophy is to center potential compensation for named executive officers at approximately the 50th percentile of compensation for similar positions at similarly situated companies based on market survey data provided by the Hay Group (now Korn Ferry Hay Group), although this is a guideline rather than a fixed rule. By using a median compensation approach, Supreme believes it is able to balance motivating named executive officers with market-competitive factors for recruitment and retention of top executive talent.

Supreme employs a mix of various types of compensation to pay its named executive officers. The elements of compensation for Messrs. Weber, Long, and Oium consist of base salary, annual performance-based cash incentives, time-based equity awards, retirement benefits, health and welfare benefits, and limited perquisites.  The elements of compensation for Messrs. Barrett and

Gardner consist of base salary, annual performance-based cash incentives, health and welfare benefits, and limited perquisites.  Compensation packages are designed to achieve each of Supreme’s compensation objectives as follows:

ELEMENTS OF TOTAL COMPENSATION	PURPOSE

• Base Salary • Retirement Benefits • Health and Welfare Benefits • Perquisites	• Fixed and customary compensation to attract and retain high-quality executive talent.

• Annual Performance-Based Cash Incentives	• At-risk variable incentive compensation to promote the achievement of specific financial and operational performance objectives.

• Time-Based Equity Awards	• Fixed equity awards for long-term retention of executive talent. • Align executives’ interests with stockholder interests.

Supreme does not generally utilize a specific formula for allocating total compensation between current and long-term compensation or between cash and non-cash compensation. The amount allocated to each element of compensation generally reflects allocation percentages in Hay Group market survey data. Additionally, relevant factors such as level of experience, responsibilities, demonstrated performance, time with Supreme, achievement of individual and corporate goals, risk, and retention considerations also may affect compensation structure for a particular named executive officer.

Supreme does endeavor to ensure that a substantial portion of total compensation for its named executive officers is based on performance and is at risk each year. In this way, Supreme’s executive compensation programs provide named executive officers with strong incentives to maximize the Company performance, which ultimately enhances stockholder value.  As a named executive officer takes on more responsibility, the Company generally increases the percentage of his or her total compensation that is at-risk. As a result, our named executive officers have a substantial percentage of their total compensation opportunities based on at-risk, variable elements of compensation. Supreme believes that this practice is appropriate because the corporation’s named executive officers have the greatest ability to drive performance and, therefore, should have the most to gain or lose in terms of compensation opportunities based on performance. In light of those facts, it is possible for Supreme’s named executives to earn above-market compensation in any year, but they may earn below-market compensation as well, depending on Company performance for that year.

While Supreme believes that its compensation practices have been prudent, care is taken to ensure that named executive officers are eligible to receive a reasonable amount of compensation in exchange for their services, so that they are properly incentivized to achieve Supreme’s goals, and to ensure that compensation opportunities are structured to align named executive officers’ interests with those of our stockholders. These goals are achieved through application of a number of techniques, such as:

•                  apportioning fixed pay versus incentive-based compensation in an appropriate balance;

•                  selecting appropriate performance metrics;

•                  establishing reasonable performance thresholds;

•                  capping certain performance-based compensation awards at specific maximum levels; and

•                  vesting a significant amount of equity compensation over multiple-year periods.

Supreme’s endeavors to ensure that named executive officers will consider the impact of decisions in both the short and long terms and will exercise careful judgment, so that while attempting to enhance stockholder value in the near term they will not take actions that unnecessarily pose risk to the overall long-term well-being of the Company.

Role of Management in Executive Compensation Decisions

For 2015, Mr. Weber considered market survey data provided by Supreme’s external compensation consultant, Hay Group. After reviewing the data, Mr. Weber recommended a total compensation package to the Compensation Committee for Messrs. Long and Oium. Mr. Weber’s general aim is to provide recommendations to the Compensation Committee that align each named executive officer’s total compensation opportunity at approximately the 50th percentile of similarly situated executives, based on the survey data provided by Hay Group. This practice is consistent with Supreme’s compensation philosophy; by using the median compensation as a guideline in setting total compensation, Supreme should be able to attract, retain, and motivate highly-qualified executives with the skills and experience necessary to lead the corporation.

Messrs. Barrett and Gardner have long-standing employment agreements with the Company, which have remained substantially unchanged since 2005.  Management made no recommendations to change these agreements for 2015 and no changes were made.

How Executive Compensation is Determined

On an annual basis, the Compensation Committee reviews the data used by Mr. Weber, considers his recommendations, and ultimately decides upon a total compensation package for each named executive officer other than Messrs. Gardner and Barrett.  For all named executive officers other than the Chief Executive Officer, total compensation packages for the year are finalized when approved by the Compensation Committee. The Compensation Committee recommends a total compensation package for the Chief Executive Officer to the Board, which is discussed by the Board and becomes final upon its approval. Members of the Board abstain from participation in discussions or voting with respect to his own compensation.

Overall Mix and Structure of Compensation

The Compensation Committee considers the total compensation opportunities for each named executive officer and determines how total potential compensation should be allocated across the different elements of compensation. The Compensation Committee does not follow a definitive policy when determining the mix of and structure for total compensation. Generally, the Compensation Committee considers market practices as reflected in the market survey data provided by Hay Group to obtain a baseline of total potential compensation for each named executive officer. Using this as a starting point, the Compensation Committee engages in discussions with the objective of ensuring that a substantial portion of each named executive officer’s total compensation is at-risk and dependent on the corporation’s financial performance.  Care is taken to balance the incentives to drive performance in the short-term and the long-term. In this way, Supreme encourages named executive officers to vigorously pursue increased performance while discouraging incentives to take excessive risks that may be beneficial in the short-term, but harmful in the long run.

Cash incentives and equity compensation opportunities increase across the named executive officer positions consistent with increasing responsibility. As a result, the named executive officers who have the greatest ability to drive Supreme’s performance have the most to gain or lose based on performance.

In addition to cash and equity components, Supreme offers its named executive officers additional programs, such as retirement benefits, health and welfare benefits, and perquisites. The corporation believes that these benefits are standard practice in other companies and are expected components of overall compensation benefits provided to Supreme’s named executive officers.

Compensation Consultants

Approximately every two years, Supreme purchases executive compensation analysis from Hay Group for named executive officer positions in order to determine current prevailing pay rates and structure for those positions.  During the off year, Supreme uses a factor provided by Hay Group to age the data.  During 2014, Supreme received a compensation analysis from Hay Group for use in setting 2015 executive compensation.  The data was provided to the Compensation Committee and used as a starting point in considering executive compensation packages.

Hay Group provides Supreme with detailed market data that enables the Company to make informed decisions on executive compensation.  After sizing the various executive functions, it uses the Hay Group Industrial Executive Survey to show the Company where market pay for that position falls at the 25th, 50th, and 75th percentiles.  The Compensation Committee has confidence in the Hay Group market data reports because the data is pulled from large surveys and because Hay Group is an experienced compensation consultant whose market survey data has been used by Supreme on numerous occasions to successfully attract and retain highly qualified and talented executives of the caliber Supreme desires.

Elements of Total Compensation

Base Salary.  Base salary is included as an element of total compensation to ensure that each named executive officer receives a suitable minimum return for his or her service to the corporation each year. A sufficient base salary helps to ensure that named executive officers do not become unduly focused on achievement of shorter-term incentive awards that may be to the detriment of the overall long-term health of the corporation. For Messrs. Weber, Long, and Oium, the Compensation Committee determined reasonable base salaries by aligning base compensation for each named executive officer at approximately the 50th percentile of peer executives as set forth in the Hay Group’s market analysis reports described above. The Compensation Committee also considers relevant factors such as the named executive officer’s duties, responsibilities, past performance, and time with the Company in setting base salary.  For Messrs. Barrett and Gardner, their base salary was determined pursuant to their employment agreements and has remained unchanged since 2005.

The annual base salaries for named executive officers in 2015 are as follows: Mr. Weber, 425,000; Mr. Long, $256,555; Mr. Oium, $222,030; Mr. Barrett, $108,000; and Mr. Gardner, $108,000.

Annual Performance-Based Cash Incentive Plan.  Supreme believes that it is important to motivate its named executive officers to achieve annual corporate financial goals. Therefore, Supreme puts a substantial part of each named executive officer’s total compensation at risk by tying it directly to overall corporate performance. In the case of Messrs. Weber, Long, and Oium, Supreme uses an annual cash bonus plan, and in the case of Messrs. Barrett and Gardner, Supreme uses the cash bonus articulated in their employment agreements, in order to focus Supreme’s named executive officers on the most critical of its shorter-term financial metrics each year.

The 2015 Cash Bonus Plan.  The 2015 Cash Bonus Plan provides for annual variable and at risk cash payments to Messrs. Weber, Long, and Oium based on Supreme’s achievement of quantitative financial performance goals for the year. These named executives’ ultimate awards are determined under a formula that provides for payment of 0% to 125% of a target award based on Supreme’s actual performance versus the established performance goals.

Each year, the Compensation Committee establishes a target award and quantitative financial performance goals for Messrs Weber, Long, and Oium. With respect to Mr. Weber, the Compensation Committee made recommendations to the Company’s Board of Directors, which then acted to establish his target award and quantitative performance goals.  Target awards are set as a percentage of base salary. In setting target awards, the Compensation Committee takes into consideration the median percentile target awards in the Hay Group’s market analysis described above. Supreme’s practice to structure its named executive officers’ annual cash bonus opportunity at approximately the 50th percentile is based upon a philosophy that by using a median award, Supreme is able to balance motivating the named executive officer with what it perceives as market-competitive factors in being able to attract, retain, and motivate top executive talent.

Mr. Weber’s cash target award was 61% of his base salary amount.  Mr. Long’s cash target award was 42% of his base salary amount.  Mr. Oium’s cash target award was 35% of his base salary amount.

The Compensation Committee endeavors to select performance goals that are meaningful to the Company based upon current business objectives and in light of current market conditions. Supreme endeavors to establish challenging, but achievable performance goals given expected business conditions.  Performance goals are intended to be have broad benefit to the business at large and be easily determinable.  While actual awards will vary above and below target from year to year, Supreme anticipates that over a period of several years, payouts will average about 100% of target.  Quantitative target goals for 2015 selected for Messrs. Weber, Long, and Oium included:

•                  Year over year net sales growth from continuing operations of 13.7%;

•                  EBITDA of $24,262,000; and

•                  Average controllable working capital as a percentage of sales of 15%.

Achievement was weighted one-third for each goal.  Participants could earn from 0% to 125% of his target for achieving his goals.  Since payments are capped, a named executive officer cannot increase a cash bonus award beyond a fixed amount, counterbalancing the incentive to pursue outsized short-term rewards at the expense of the long-term health of the corporation.  The Compensation Committee also established a minimum threshold performance level that must be reached before an award is paid; if performance for a goal fell more to than 80% of the target goal, no award would be paid for that goal.

In March of 2016, after completion of the Company’s fiscal year, the Compensation Committee met to certify performance goal attainment and determined the award payable to each participant.  It was determined that award attainment for Messrs. Weber, Long, and Oium was 97.33% of target.  Mr. Weber received a lump sum cash payment in the amount of $262,042, Mr. Long received a lump sum cash payment in the amount of $108,914, and Mr. Oium received a lump sum cash payment in the amount of $78,547.  The plan does have a recoupment feature, meaning that if the Board learns of any intentional misconduct by a participant which directly contributes to the Company having to restate all or a portion of its financial statements, the Board may, in its sole discretion, require the participant to reimburse the Company for the difference between any awards paid to the participant based on achievement of financial results that were subsequently the subject of a restatement and the amount the participant would have earned as awards under the Bonus Plan based on the financial results as restated.  Messrs. Gardner and Barrett receive cash incentives pursuant to the terms of their employment agreements as described below in “— Agreements with Named Executive Officers”.

The 2015 Cash Bonus Plan authorizes the Compensation Committee to adjust the payout of an aware downward after consideration of other business factors, including overall performance of the Company and the individual’s contribution to Company performance.  The Compensation Committee may reduce or entirely eliminate an award in the event a participant is on a performance improvement plan or otherwise demonstrates unsatisfactory performance or discipline during the plan year.  The Compensation Committee may adjust a payout of an award in its discretion to prevent the enlargement or dilution of the award because of extraordinary events or circumstances as determined by the Compensation Committee.  The Compensation Committee did not use its discretionary authority to adjust any awards made pursuant to the 2015 Cash Bonus Plan.

Time-Based Equity Compensation.  Supreme believes that stock ownership and equity-based compensation are valuable tools for motivating employees to improve Supreme’s long-term performance. Supreme also believes that equity grants are an effective way to align named executive officer and stockholder interests because a significant amount of a named executive officer’s potential income is directly tied to enhancing stockholder value. Time-based equity grants also play a critical role in retaining and motivating executive talent by assuring named executive officers that if they remain an employee throughout the service period they are assured an equity award. The retention of qualified named executive officers over the longer term assists Supreme in retaining valuable institutional knowledge. The Compensation Committee considers time-based equity grants as part of its review of annual executive compensation each year. For new hires or to recognize significant individual contributions, the Compensation Committee may grant individual equity awards at different times during the year and may use alternative vesting schedules. During 2015 the Company changed its equity awards from being performance based to time based, in order to emphasize the retention benefit of equity awards.

2015 Grants.  For 2015 time-based equity compensation grants, Supreme issued restricted stock awards. In March 2015, the Compensation Committee awarded restricted stock vesting over a three-year term to Messrs. Long and Oium, based on the market data received from the Hay Group.  In contrast to the other named executive officers, Mr. Weber’s restricted stock award is not granted by the Compensation Committee.  Rather, his award was recommended by the Compensation Committee and approved by the Board.  Mr. Weber abstains in discussions and votes related to his award. Grants of equity made in 2015 can be seen in the “2015 Grants of Plan-Based Awards” table in the Compensation Committee Report below.

Supreme believes that the general practice of deferred vesting of equity awards over several years further helps to align the interests of our named executive officers and stockholders. Since a substantial portion of compensation for Messrs. Weber, Long, and Oium is paid out in the form of time-based equity grants, and since the value of equity will vary over time, depending mostly upon the overall performance and strength of the Company, actions taken in one year may substantially affect a named executive officer’s compensation over the course of many subsequent years. Therefore, named executive officers are encouraged to consider the longer-term health of the corporation in addition to shorter-term considerations. Supreme also believes that deferred vesting helps in the retention of named executive officers, as the terms of restricted stock grants provide that any unvested portion of a grant is forfeited in the event of any voluntary termination by the executive.

Messrs. Barrett and Gardner do not currently receive equity compensation.  Due to their large equity holdings, the Company deems their long-term interests closely aligned with stockholders.  However, the Company has granted equity to Messrs. Barrett and Gardner in the past, retains the ability to grant them equity, and may elect to do so again in future years.

Retirement Benefits and Plans. Supreme’s retirement plans are designed to provide a competitive level of retirement benefits necessary to attract and retain executive talent. Supreme offers a 401(k) plan to Messrs. Weber, Long, and Oium. Supreme does not offer any other type of qualified or non-qualified retirement plans.  Substantially all Supreme employees are eligible to participate in Supreme’s 401(k) plan. Supreme’s matching contribution levels are governed by the rules of the plan. Currently, Supreme matches an employee’s contributions $.50 for every dollar, up to 4% of eligible pay, subject to limitations under the Internal Revenue Code.

Other Compensation. Supreme provides a limited set of perquisites and other compensation in order to attract, retain, and motivate named executive officers. For 2015, compensation for named executive officers included car allowances and various term-life insurance benefits.  The notes to the 2015 Summary Compensation Table below quantify the various perquisites named executive officers have received.

Health and Welfare Benefits. Named executive officers are eligible to participate in a standard set of health and welfare benefits, including medical insurance, dental insurance, vision insurance, life insurance, accidental death & dismemberment insurance, disability insurance, dependent life insurance, an employee assistance plan, and health care and dependent care reimbursement accounts. The same terms of participation that apply to salaried employees generally govern the participation of named executive officers in these benefits.  Additionally, pursuant to the terms of their employment agreements, Messrs. Barrett and Gardner are entitled to the lesser of $30,000 or the actual amount of premiums owing on insurance of any kind owned by the executive (and/or his wife) covering the executive or “last to die” insurance covering the lives of the executive and his wife, which is grossed up, and up to $5,000 per year in expense reimbursement for family vision and dental care, the unused portion of which may be carried forward to future years.

Agreements with Named Executive Officers

Executive Officer Employment Agreement.  Messrs. Weber, Long, Barrett and Gardner have employment agreements with the Company.

Mark Weber’s Employment Agreement

In connection with naming Mr. Weber as President and Chief Executive Officer, the Company entered into an employment agreement (the “Weber Employment Agreement”) with him.  The term of the Weber Employment Agreement is from May 6, 2013, to May 5, 2016, with an automatic renewal for successive one (1) year periods unless either party provides notice of non-renewal at least 90 days prior to the end of the term then in effect.  The agreement calls for Mr. Weber to receive a monthly base salary of at least $32,916.67 and a car allowance of $1,000 per month.  In addition, he is entitled to participate in the Company’s bonus programs, equity awards, Ownership Transaction Incentive Plan, and benefits plans.  Per the agreement, Mr. Weber received an initial grant of the Company’s restricted stock having an aggregate fair market value on the date of grant of $395,000 with the restricted stock vesting equally over three (3) years.  The agreement also permitted Mr. Weber a relocation bonus of $60,000.  As discussed below, the agreement entitles Mr. Weber to participate in the Ownership Transaction Incentive Plan.

If Mr. Weber is terminated by the Company other than for “cause,” as defined in the Weber Employment Agreement, or Mr. Weber terminates his employment for “good reason,” as defined in the Weber Employment Agreement, he will receive payment of twelve (12) months’ base salary for the year of termination, a prorated bonus for the year of termination payable at the same time as bonuses would otherwise be payable under the Company’s Bonus Plan (subject to achievement of applicable performance goals), COBRA premium assistance, four months of executive outplacement assistance, and equity vesting for all awards that would have vested within one year of the termination date had he remained an employee.  If Mr. Weber’s agreement is not renewed, he will receive six months of base salary, six months of COBRA premium assistance, and solely for OTIP and equity plan purposes, he will be treated as though such was a termination without cause.

The Weber Employment Agreement contains a covenant not to compete which provides that, during Mr. Weber’s employment with the Company and during a period of one year following the cessation of Mr. Weber’s employment with the Company, Mr. Weber shall not, directly or indirectly for himself or on behalf of any other person or business entity, engage in any capacity with a competing business, as defined in the Weber Employment Agreement.  This covenant not to compete is bounded by the territorial limits of the United States.

Matthew W. Long’s Employment Agreement

On December 29, 2011, the Company entered into an employment agreement (the “Long Employment Agreement”) with its Chief Financial Officer, Treasurer, and Assistant Secretary, Matthew W. Long.  Under the Long Employment Agreement, Mr. Long is to receive a base annual salary of at least $225,000, less applicable taxes and other legal withholdings, an annual bonus opportunity, participation in the Company’s insurance programs, and a car or car allowance.  Mr. Long’s employment is on an “at-will” basis.  However, he must provide the Company with 60 days’ advance notice of his resignation.  The Long Employment Agreement was amended in 2012 to provide that at the end of its initial term the agreement would be renewed for successive one year terms unless either party gave 90 days advance notice of non-renewal at the expiration of a term.  The Long Employment Agreement was amended in 2014 to extend the termination payments discussed below through April 17, 2016.

In the event that (i) there is a “change of control” of the Company, as defined in the Long Employment Agreement, or change in the Company’s President, prior to April 17, 2016 that directly results in the involuntary termination of Mr. Long’s employment, or Mr. Long is terminated by the Company other than for “cause,” as defined in the Long Employment Agreement, or Mr. Long terminates his employment for “good reason,” as defined in the Long Employment Agreement, he will receive an amount equal to one year’s base salary as of the time of termination, less applicable taxes and other legal withholdings (“Severance”).

The Long Employment Agreement contains a covenant not to compete which provides that, during Mr. Long’s employment with the Company and during a period of one year following the cessation of Mr. Long’s employment with the Company, Mr. Long shall not, directly or indirectly for himself or on behalf of any other person or business entity, engage in any capacity with a competing business, as defined in the Long Employment Agreement.  This covenant not to compete is limited to a territory consisting of those counties (or similar political subdivisions) in which Mr. Long performed services during his employment with the Company, in which he received the Company’s confidential information, in which an office of the Company is located for which Mr. Long had supervisory or managerial responsibilities, or in which any Company office is located that was Mr. Long’s primary office or an office from which he regularly worked during his employment with the Company.

Herbert M. Gardner’s Employment Contract

The Board approved an Amended and Restated Employment Contract (the “Gardner Employment Contract”) between the Company and Mr. Herbert M. Gardner effective January 1, 2005.  The Gardner Employment Contract is automatically extended for one additional day so that a constant three-year term is always in effect.

Under the Gardner Employment Contract, if he dies, suffers a “disability,” is terminated by the Company without “cause,” terminates the Gardner Employment Contract for “good reason” or if a change in control occurs (as such terms are defined in the Gardner Employment Contract), then the term of the agreement is extended to five years from the date of such event.

In consideration of services to be provided to the Company, the Gardner Employment Contract provides for Mr. Gardner to receive: annual base compensation of $108,000; and if the pre-tax earnings of the Company exceed $2,000,000, an incentive bonus of $36,000, plus an amount equal to 0.6% of the amount by which such pre-tax earnings exceed $2,000,000.  Additionally, pursuant to the terms of his employment agreement, Mr. Gardner is entitled to fringe benefits including: the right to participate in the Company’s medical plan; the lesser of $30,000 or the actual amount of premiums owing on insurance of any kind owned by himself (and/or his wife) covering himself or “last to die” insurance covering the lives of himself and his wife, grossed up; up to $5,000 per year in expense reimbursement for family vision and dental care, the unused portion of which may be carried forward to future years; and an automobile plus insurance coverage.

If Mr. Gardner is terminated (other than for cause), he will be entitled to maintain his base salary and pre-tax bonus.  In addition, he will continue to receive the medical coverage, life insurance, and family vision and dental insurance fringe benefits discussed above for five years following termination.  In addition, if Mr. Gardner is terminated (other than for cause), then the Company will either sell or lease to him the automobile that the Company is providing to him.  In such case, the Company will, not later than March 15 following the end of the calendar year in which his employment terminates, either sell him the automobile for $10 along with any insurance coverage (if assignable) or assign to him all of the Company’s interest in and to any lease.  Upon termination of such lease, the Company will purchase the leased automobile and convey ownership to him.  If the Company terminates Mr. Gardner for gross misconduct materially injurious to the Company, then he will not receive any termination payments or benefits.

Under the Gardner Employment Contract, the definition of “good reason” includes a “change in control” (as defined in Exhibit “A” to the Gardner Employment Contract).  Notwithstanding the foregoing, in the event payments are being made to Mr. Gardner on account of a change in control based upon a hostile takeover of the Company, the pre-tax incentive bonus discussed above will be determined based upon the highest pre-tax earnings of the Company in the three calendar years immediately preceding the calendar year in which termination occurs.

William J. Barrett’s Employment Contract

The Board approved an Amended and Restated Employment Contract (the “Barrett Employment Contract”) between the Company and Mr. William J. Barrett, Executive Vice President (Long Range and Strategic Planning), Assistant Treasurer, and Secretary of the Company, effective January 1, 2005.  The terms of the Barrett Employment Contract are substantially similar to the Gardner Employment Contract.

Under the Barrett Employment Contract, if he dies, suffers a “disability,” is terminated by the Company without “cause,” terminates the Barrett Employment Contract for “good reason” or if a change in control occurs (as such terms are defined in the Barrett Employment Contract), then the term of the agreement is extended to five years from the date of such event.

In consideration of services to be provided to the Company, the Barrett Employment Contract provides for Mr. Barrett to receive: annual base compensation of $108,000; and if the pre-tax earnings of the Company exceed $2,000,000, an incentive bonus of $36,000, plus an amount equal to 0.6% of the amount by which such pre-tax earnings exceed $2,000,000.  Additionally, pursuant to the terms of his employment agreement, Mr. Barrett is entitled to fringe benefits including: the right to participate in the Company’s medical plan; the lesser of $30,000 or the actual amount of premiums owing on insurance of any kind owned by himself (and/or his wife) covering himself or “last to die” insurance covering the lives of himself and his wife, grossed up; up to $5,000 per year in expense reimbursement for family vision and dental care, the unused portion of which may be carried forward to future years; and an automobile plus insurance coverage.

If Mr. Barrett is terminated (other than for cause), he will be entitled to maintain his base salary and pre-tax bonus.  In addition, he will continue to receive the medical coverage, life insurance, and family vision and dental insurance fringe benefits discussed above for five years following termination.  In addition, if Mr. Barrett is terminated (other than for cause), then the Company will either sell or lease to him the automobile that the Company is providing to him.  In such case, the Company will, not later than March 15 following the end of the calendar year in which his employment terminates, either sell him the automobile for $10 along with any insurance coverage (if assignable) or assign to him all of the Company’s interest in and to any lease.  Upon termination of such lease, the Company will purchase the leased automobile and convey ownership to him.  If the Company terminates Mr. Barrett for gross misconduct materially injurious to the Company, then he will not receive any termination payments or benefits.

Under the Barrett Employment Contract, the definition of “good reason” includes a “change in control” (as defined in Exhibit “A” to the Barrett Employment Contract).  Notwithstanding the foregoing, in the event payments are being made to Mr. Barrett on account of a change in control based upon a hostile takeover of the Company, the pre-tax incentive bonus discussed above will be determined based upon the highest pre-tax earnings of the Company in the three calendar years immediately preceding the calendar year in which termination occurs.

Change-In-Control Payments.

Messrs. Weber, Long and Oium were participants in an Ownership Transaction Incentive Plan.  The terms of that plan call for certain members of management of the Company to receive a cash bonus in the event a change in control occurs.  For a complete understanding of this plan, please see the section of this proxy statement titled “Potential Payments Upon Termination or Change-in-Control” below.

As discussed above, the employment agreements for Messrs. Barrett and Gardner also contain a provision that a change in control is deemed to be termination for good cause, entitling them to certain payments.  Please see the section of this proxy statement titled “Potential Payments Upon Termination or Change-in-Control” below for a calculation of these amounts.

Policy on Recovery of Awards

The Company provides for recoupment of incentive awards in the event of misconduct affecting the amount of the award paid to an executive.  Pursuant to the Company’s 2015 Cash Bonus Plan, if the Board learns of any intentional misconduct by an executive which directly contributes to the Company having to restate all or a portion of its financial statements, the Board may, in its sole discretion, require the executive to reimburse the Company for the difference between any awards paid to the executive based on achievement of financial results that were subsequently the subject of a restatement and the amount the executive would have earned as awards under the 2015 Cash Bonus Plan based on the financial results as restated.

Limitation on Deductibility of Executive Compensation

For a publicly-held corporation, Section 162(m) of the Code limits the federal income tax deduction for the compensation of certain executive officers that exceeds $1 million per year.  “Performance-based” compensation is not subject to the limitations on deductibility.  The Compensation Committee may authorize compensation that may not be deductible when it deems doing so to be in the best interest of the Company and its stockholders.

COMPENSATION COMMITTEE REPORT

The Compensation Committee of the Supreme Industries, Inc.  Board of Directors has reviewed and discussed the foregoing Compensation Discussion and Analysis with management. Based on this review and discussion, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in Supreme’s Annual Report on Form 10-K for the fiscal year ended December 26, 2015 and this proxy statement.

The Compensation Committee:

Hon. Arthur J. Gajarsa (Chair)
Robert J. Campbell
Edward L. Flynn
Mark C. Neilson

Summary Compensation Table

(a)	(b)	(c)	(d)	(e)	(g)	(h)	(i)	(j)
					Non-Equity	Nonqualified
				Stock	Incentive Plan	Deferred	All Other
		Salary		Awards	Compensation	Compensation	Compensation
Name and Principal Position	Year	(1)	Bonus	(2)	(3)	Earnings	(4)	Total
Mark D. Weber	2015	$441,346	$—	$394,507	$262,042	$—	$19,292	$1,117,187
Chief Executive Officer	2014	$395,000	$—	$144,150	$109,744	$—	$19,115	$668,009
	2013	$250,673	$—	$395,000	$144,150	$—	$103,130	$892,953

Matthew W. Long	2015	$266,423	$—	$174,745	$108,914	$—	$14,632	$564,714
Chief Financial Officer	2014	$243,337	$10,000	$93,698	$46,464	$—	$15,759	$409,258
	2013	$237,081	$—	$95,681	$93,698	$—	$16,591	$443,051

Michael L. Oium	2015	$230,570	$—	$111,436	$78,547	$—	$17,579	$438,132
Vice President, Operations	2014	$206,000	$—	$67,947	$33,716	$—	$15,116	$322,779
	2013	$200,577	$—	$67,433	$67,947	$—	$5,275	$341,232

Herbert M. Gardner	2015	$118,256	$140,884	$—	$—	$—	$83,087	$342,227
Chairman of the Board	2014	$113,876	$100,020	$—	$—	$—	$92,443	$306,339
	2013	$113,876	$102,894	$—	$—	$—	$76,552	$293,322

William J. Barrett	2015	$112,154	$140,884	$—	$—	$—	$67,099	$320,137
Executive Vice President
Strategic and Long Range
Planning, Secretary and
Assistant Treasurer

(1)          2015 base salary amounts were affected by the fact there were 27 pay periods in the year.

(2)          The amounts in column (e) reflect the aggregate grant date fair values computed in accordance with FASB ASC Topic 718 of awards pursuant to the Company’s 2012 Long Term Incentive Plan.  Assumptions used in the calculation of these amounts are included in Note 1 of the Company’s consolidated financial statements for the fiscal year ended December 26, 2015, included in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 26, 2016.

(3)          2015 payments represent performance payments earned in 2015 pursuant to the Company’s 2015 Cash Bonus Plan. 2014 and 2013 payments represent performance payments earned in 2014 and 2013 pursuant to the Company’s 2014 Cash and Equity Bonus Plan and 2013 Cash and Equity Bonus Plan, respectively.

(4)          Significant amounts are itemized in the following table.

All Other Compensation

		Auto
		Allowance		Income
		and	Life	Tax On	Housing and		Total
		Vehicle	Insurance	Life	Relocation		All Other
	Year	Insurance	Reimbursement	Insurance	Expenses	Other	Compensation
Mark D. Weber	2015(1)	$12,000	$—	$—	$—	$7,292	$19,292
Chief Executive Officer	2014(2)	$12,000	$—	$—	$—	$7,115	$19,115
	2013(3)	$11,415	$—	$—	$72,770	$18,945	$103,130

Matthew W. Long	2015(4)	$12,000	$—	$—	$—	$2,632	$14,632
Chief Financial Officer	2014(5)	$12,000	$—	$—	$—	$3,759	$15,759
	2013(6)	$12,000	$—	$—	$—	$4,591	$16,591

Michael L. Oium	2015(7)	$12,000	$—	$—	$—	$5,579	$17,579
Vice President, Operations	2014(8)	$8,550	$—	$—	$—	$6,566	$15,116
	2013(9)	$687	$—	$—	$—	$4,588	$5,275

Herbert M. Gardner	2015(10)	$13,494	$30,000	$34,336	$—	$5,257	$83,087
Chairman of the Board	2014(11)	$12,537	$30,000	$34,336	$—	$15,570	$92,443
	2013(12)	$16,708	$30,000	$29,844	$—	$—	$76,552

William J. Barrett	2015(13)	$5,820	$30,000	$26,022	$—	$5,257	$67,099
Executive Vice President
Long Range and Strategic
Planning, Secretary and
Assistant Treasurer

(1)         Car allowance, Company match under the 401(k) Plan, and group term life perquisite.

(2)         Car allowance, Company match under the 401(k) Plan, and group term life perquisite.

(3)         Relocation bonus of $60,000, legal expense of $16,609 related to Mr. Weber’s hiring, auto allowance, temporary housing costs, mileage, moving costs, closing costs, COBRA reimbursement, and group term life perquisite.

(4)         For Mr. Long, auto allowance, Supreme match under the 401(k) Plan, and group term life perquisite.

(5)         For Mr. Long, auto allowance, Supreme match under the 401(k) Plan, and group term life perquisite.

(6)         For Mr. Long, auto allowance, Supreme match under the 401(k) Plan, and group term life perquisite.

(7)         For Mr. Oium, auto allowance, Supreme match under the 401(k) Plan, and group term life perquisite.

(8)         For Mr. Oium, auto allowance, Supreme match under the 401(k) Plan, and group term life perquisite.

(9)         For Mr. Oium, auto allowance, Supreme match under the 401(k) Plan, and group term life perquisite.

(10)  For Mr. Gardner, auto allowance, personal auto insurance perquisite, life insurance perquisite of $30,000, and life insurance “gross-up” perquisite $34,336, medical insurance allowance, and group term life perquisite.

(11)  For Mr. Gardner, auto allowance, personal auto insurance perquisite, life insurance perquisite of $30,000, and life insurance “gross-up” perquisite $34,336, medical insurance allowance, and group term life perquisite.

(12)  For Mr. Gardner, auto allowance, personal auto insurance perquisite, life insurance perquisite of $30,000, and life insurance “gross-up” perquisite of $29,844.

(13)  For Mr. Barrett, auto allowance, personal auto insurance perquisite, life insurance perquisite of $30,000, and life insurance “gross-up” perquisite of $26,032.

2015 Grants of Plan-Based Awards

		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards			All Other Stock Awards : Number of Shares of Stock or Units (#) (i)	Grant Date Fair Value of Stock and Option Awards
Name (a)	Grant Date (b)	Threshold ($) (c)	Target ($) (d)	Maximum ($) (e)

Mark D. Weber 2015 Cash Bonus Plan 2012 Long-Term Incentive Plan		207,400	259,250	324,063	33,779	$284,757
Matthew W. Long 2015 Cash Bonus Plan 2012 Long-Term Incentive Plan		86,202	107,753	134,691	15,217	$128,279
Michael L. Oium 2015 Cash Bonus Plan 2012 Long-Term Incentive Plan		61,608	77,010	96.263	9,219	$77,716
William J. Barrett Employment Agreement Cash Bonus(1)		36,000		—
Herbert M. Gardner Employment Agreement Cash Bonus(1)		36,000		—

(1)   Pursuant to the terms of their employment agreements, if the pre-tax earnings of the Company exceed $2,000,000, Messrs. Barrett and Gardner receive an incentive bonus in the amount of $36,000 plus an amount equal to 0.6% of the amount by which pre-tax earnings exceed $2,000,000.

Discussion Regarding Summary Compensation Table and Grants of Plan-Based Awards Table

During 2015, the Company had employment agreements in place with Messrs. Weber, Long, Gardner and Barrett.  For a description of the material terms of such employment agreements, see “Compensation Discussion and Analysis — Agreements with Named Executive Officers.”

Messrs. Weber, Long and Oium received cash bonuses after completion of the Company’s 2015 fiscal year pursuant to the terms of the 2015 Cash Bonus Plan.  For a description of the awards granted under the 2015 Cash Bonus Plan, see “Compensation Discussion and Analysis — Annual Performance-Based Cash Incentive Plan.”

Messrs. Barrett and Gardner received cash bonuses after completion of the Company’s 2015 fiscal year pursuant to the terms of their employment agreements, see “Compensation Discussion and Analysis — Agreements with Named Executive Officers.”

Outstanding Equity Awards At Fiscal Year End

The following table provides information concerning the stock options and restricted stock awards held by the Named Executive Officers at December 26, 2015.

Outstanding Equity Awards at 2015 Fiscal Year-End

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
(a)	(b)	(c)	(e)	(f)	(g)	(h)	(i)	(j)
Mark D. Weber(1)	—	—	—	—	91,646	$652,520	—	—
Matthew W. Long	—	—	—	—	38,997	$277,659	—	—
Michael L. Oium	—	—	—	—	26,279	$187,106	—	—
Herbert M. Gardner					—	—	—	—
	15,750		$1.48	6/25/16
	31,500		$2.12	9/30/17
William J. Barrett					—	—	—	—
	15,750		$1.63	6/25/16
	31,500		$2.33	9/30/17

(1)             Mr. Weber was issued 92,578 shares of restricted stock on May 6, 2013. On May 6, 2014 and May 6, 2015, respectively, 33% of these shares of restricted stock vested.  The remaining 34% of these shares of restricted stock will vest on May 6, 2016 (provided Mr. Weber remains employed by the Company at that date). Also, Mr. Weber was issued 20,982 shares of restricted stock on March 3, 2014.  On March 3, 2015 and March 3, 2016, respectively, 33% of these shares of restricted stock vested.  The remaining 34% of these shares of restricted stock will vest on March 3, 2017 (provided Mr. Weber remains employed by the Company at that date).  Also, Mr. Weber was issued 13,019 shares of restricted stock on March 3, 2015.  On March 3, 2016, 33% of these shares of restricted stock vested.  33% of the remaining shares will vest on March 3, 2017, and the remaining 34% of these shares of restricted stock will vest on March 3, 2018 (provided Mr. Weber remains employed by the Company at that date).  Additionally, Mr. Weber was issued 33,779 shares of restricted stock on March 3, 2015.  On March 3, 2016, 33% of these shares of restricted stock vested.  33% of the remaining shares will vest on March 3, 2017, and the remaining 34% of these shares of restricted stock will vest on March 3, 2018 (provided Mr. Weber remains employed by the Company at that date).  Mr. Weber has full voting and dividend rights on all of his shares of restricted stock.

(2)             Mr. Long was issued 27,524 shares of restricted stock on February 19, 2013. On each of February 19, 2014 and February 19, 2015, 33% of these shares of restricted stock vested.  On February 19, 2016, the remaining 34% of these shares of restricted stock vested.  Also, Mr. Long was issued 13,638 shares of restricted stock on March 3, 2014.  On March 3, 2015 and March 3, 2016, respectively, 33% of these shares of restricted stock vested.  The remaining 34% of these shares of restricted stock will vest on March 3, 2017 (provided Mr. Long remains employed by the Company at that date).  Also, Mr. Long was issued 5,512 shares of restricted stock on March 3, 2015.  On March 3, 2016, 33% of these shares of restricted stock vested.  33% of the remaining shares will vest on March 3, 2017, and the remaining 34% of these shares of restricted stock will vest on March 3, 2018 (provided Mr. Long remains employed by the Company at that date).  Additionally, Mr. Long was issued 15,217 shares of restricted stock on March 3, 2015.  On March 3, 2016, 33% of these shares of restricted stock vested.  33% of the remaining shares will vest on March 3, 2017, and the remaining 34% of these shares of restricted stock will vest on March 3, 2018 (provided Mr. Long remains employed by the Company at that date).  Mr. Long has full voting and dividend rights on all of his shares of restricted stock.

(3)             Mr. Oium was issued 19,398 shares of restricted stock on February 19, 2013. On each of February 19, 2014 and February 19, 2015, 33% of these shares of restricted stock vested.  On February 19, 2016, the remaining 34% of these shares of restricted stock vested.  Also, Mr. Oium was issued 9,890 shares of restricted stock on March 3, 2014.  On March 3, 2015 and March 3, 2016, respectively, 33% of these shares of restricted stock vested.  The remaining 34% of these shares of restricted stock will vest on March 3, 2017 (provided Mr. Oium remains employed by the Company at that date). Also, Mr. Oium was issued 4,000 shares of restricted stock on March 3, 2015.  On March 3, 2016, 33% of these shares of restricted stock vested.  33% of the remaining shares will vest on March 3, 2017, and the remaining 34% of these shares of restricted stock will vest on March 3, 2018 (provided Mr. Oium remains employed by the Company at that date).  Additionally, Mr. Oium was issued 9,219 shares of restricted stock on March 3, 2015.  On March 3, 2016, 33% of these shares of restricted stock vested.  33% of the remaining shares will vest on March 3, 2017, and the remaining 34% of these shares of restricted stock will vest on March 3, 2018 (provided Mr. Oium remains employed by the Company at that date).  Mr. Oium has full voting and dividend rights on all of his shares of restricted stock.

2015 Option Exercises and Stock Vested

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
(a)	(b)	(c)	(d)	(e)
Mark D. Weber	—	—	37,853	306,757
Matthew W. Long	—	—	13,720	110,981
Michael L. Oium	32,039	187,863	9,762	78,996
William J. Barrett	35,323	99,717	—	—
Herbert M. Gardner	32,111	106,782	—	—

NARRATIVE DESCRIPTION OF

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

The following summaries describe potential payments payable to our named executive officers upon termination of employment or a change in control.  The actual payments to named executive officers are contingent upon many factors as of the time benefits would be paid, including elections by the executive and tax rates as well as the discretion of the Board of Directors or a committee designated by the Board of Directors.

The 2012 Long-Term Incentive Plan

The Company’s 2012 Long-Term Incentive Plan does not provide for automatic acceleration of vesting of awards upon termination of employment of the named executive officers or a change in control of the Company. However, the restricted stock award agreements that the Company entered into with the named executive officers provide that shares of restricted stock will automatically accelerate in full upon the occurrence of a “change in control” (as defined in the 2012 Long-Term Incentive Plan) or upon the death or disability of such Named Executive Officer.

DEATH, DISABILITY, OR CHANGE IN CONTROL EQUITY VESTING ACCELERATION

Weber, Long, Oium

The following table is calculated as if there was a change in control, or termination due to death or disability, on the last day of the Company’s fiscal year using a price of $7.12, the closing price on the last trading day of Supreme’s fiscal year.

	Accelerated Equity (# of Shares)	Accelerated Equity ($)
Mark D. Weber	91,646	$652,520
Matthew W. Long	38,997	$277,659
Michael L. Oium	26,279	$187.106

2015 Cash Bonus Plan

Pursuant to the 2015 Cash Bonus Plan, if a Change In Control occurs prior to the last day of the Plan Year, the full value of the Award, payable based on the Cash Target Incentive, shall be paid to the Participant on or within 60 days of the Change In Control.

ANNUAL CASH BONUS PLAN - CHANGE IN CONTROL

Weber, Long, Oium

The following table is calculated as if there was a change in control on the last day of the Company’s fiscal year.

Bonus Plan - Cash ($)
Mark D. Weber	262,042
Matthew W. Long	108,914
Michael L. Oium	78,547

Ownership Transaction Incentive Plan

The Company’s Ownership Transaction Incentive Plan (the “OTIP”) provides that, upon a “change of control” (as defined in the OTIP), certain employees of the Company are entitled to receive a percentage of the difference between the per share value of the total cash proceeds or the per share fair market value of any other consideration received by the Company or the Company’s stockholders in connection with a change of control minus $2.50 (such amount being the “Value”) as described below with such amount then being multiplied by the number of outstanding shares of common stock of the Company immediately prior to the change of control.  The aggregate amount of payments to be made under the OTIP is equal to the number of outstanding shares of common stock immediately prior to the change of control multiplied by the sum of (i) 7% multiplied by the Value until the Value reaches $5.00, plus (ii) 8% multiplied by the amount of any Value above $5.00 and up to $7.00, plus (iii) 9% multiplied by the amount of any Value above $7.00.  For example, if a change of control occurs in which the Company’s common stock is sold for $9.00 per share, then the aggregate amount of payments to be made is equal to the number of outstanding shares of common stock immediately prior to the change of control multiplied by $0.52 (which is the sum of (i) 7% multiplied by $2.50 (the Value up to $5.00); (ii) 8% multiplied by $2.00 (the Value between $5.00 and $7.00) and (iii) 9% multiplied by $2.00 (the Value over $7.00)).  Certain employees are eligible to participate in the OTIP upon a change of control.

Mr. Weber is a participant in the OTIP and his aggregate share is 23.75% of the bonus pool.  Mr. Long is a participant in the OTIP and his aggregate share is 17% of the bonus pool.  Mr. Oium is a participant in the OTIP and his aggregate share is 11.75% of the bonus pool.  If prior to a change of control, any of the current participants in the OTIP resign from the Company or are terminated for “cause” (as defined in the OTIP), such participant shall immediately forfeit any rights to receive payment under the OTIP.  If prior to a change of control, any of the current participants in the OTIP are terminated without cause, such participant’s right to receive a percentage of the aggregate amount described above upon a change of control shall be forfeited six months after the termination without cause.  The OTIP plan terminated December 31, 2015.

OTIP BONUS

Weber, Long, Oium

The following table is calculated as if there was a change in control on the last day of the Company’s fiscal year at $7.12, the closing price on the last trading day of Supreme’s fiscal year.

OTIP Bonus ($)
Mark Weber	2,059,672
Matthew Long	1,474,292
Michael Oium	1,018,997

Mark D. Weber’s Employment Agreement

In connection with naming Mr. Weber as President and Chief Executive Officer, the Company entered into an employment agreement (the “Weber Employment Agreement”) with him.  If Mr. Weber is terminated by the Company other than for “cause,” as defined in the Weber Employment Agreement, or Mr. Weber terminates his employment for “good reason,” as defined in the Weber Employment Agreement, he will receive payment of twelve (12) months’ base salary for the year of termination, a prorated bonus for the year of termination payable at the same time as bonuses would otherwise be payable under the Company’s Bonus Plan (subject to achievement of applicable performance goals), COBRA premium assistance, four months of executive outplacement assistance, and equity vesting for all awards that would have vested within one year of the termination date had he remained an employee.  If Mr. Weber’s agreement is not renewed, he will receive six months of base salary, six months of COBRA premium assistance, and solely for OTIP and equity plan purposes, he will be treated as though such was a termination without cause.

TERMINATION PAYMENTS- TERMINATION OTHER THAN FOR CAUSE OR FOR GOOD REASON

Weber

The following table is calculated as though Mr. Weber was terminated by the Company other than for cause or he terminated his employment for good reason on the last day of the Company’s fiscal year and presuming a $7.12 price.

	Base Salary ($)	Bonus ($)	COBRA Assistance ($)	Outplacement ($)	1 Year Equity Vesting ($)	Total ($)
Mark D. Weber	425,000	262,042	12,660	10,000	379,475	$1,089,177

TERMINATION PAYMENTS- NON-RENEWAL OF EMPLOYMENT CONTRACT

Weber

The following table is calculated to show payments Mr. Weber would receive if the Company had notified him on the last day of the fiscal year that his contract would not be renewed upon its expiration in 2016.

	Base Salary ($)	COBRA Assistance ($)	Total ($)
Mark D. Weber	212,500	6,330	$218,830

Matthew W. Long’s Employment Agreement

On December 29, 2011, the Company entered into an employment agreement (the “Long Employment Agreement”) with its Chief Financial Officer, Treasurer, and Assistant Secretary, Matthew W. Long.  In the event that (i) there is a “change of control” of the Company, as defined in the Long Employment Agreement, or change in the Company’s president, prior to April 17, 2016 that directly results in the involuntary termination of Mr. Long’s employment, or Mr. Long is terminated by the Company other than for “cause,” as defined in the Long Employment Agreement, or Mr. Long terminates his employment for “good reason,” as defined in the Long Employment Agreement, he will receive an amount equal to one year’s base salary as of the time of termination, less applicable taxes and other legal withholdings (“Severance”).

TERMINATION PAYMENTS

Long

The following table is computed as though a change in the Company’s president and/or a change in control occurred that led to Mr. Long being involuntarily terminated on the last day of the fiscal year, a termination by the Company other than for “cause,” or a termination by Mr. Long for “good reason.”

Severance
Matthew W. Long	$256,555

Herbert M. Gardner’s Employment Contract

The Board approved an Amended and Restated Employment Contract (the “Gardner Employment Contract”) between the Company and Mr. Herbert M. Gardner effective January 1, 2005.

As discussed in the section entitled Compensation Discussion and Analysis above, if Mr. Gardner is terminated (other than for cause), he will be entitled to maintain his base salary, pre-tax bonus, as well as medical coverage, life insurance, and family vision and dental insurance fringe benefits during the remaining term of the Employment Contract.  In addition, if Mr. Gardner is terminated

(other than for cause), then the Company will either sell or lease to him the automobile that the Company is providing to him.  In such case, the Company will, not later than March 15 following the end of the calendar year in which his employment terminates, either sell him the automobile for $10 along with any insurance coverage (if assignable) or assign to him all of the Company’s interest in and to any lease.  Upon termination of such lease, the Company will purchase the leased automobile and convey ownership to him.  Under the Gardner Employment Contract, the definition of “good reason” includes a “change in control.”  If the Company terminates Mr. Gardner for gross misconduct materially injurious to the Company, then he will not receive any termination payments or benefits.

TERMINATION PAYMENTS

Gardner

The following table is computed as though Mr. Gardner was terminated on the last day of the Company’s fiscal year due to death, disability, by election of the Company not for cause, or by Mr. Gardner for good reason, which includes due to a change in control.

	Base Salary ($)	Target Bonus ($)(1)	Medical Insurance ($)	Executive & Spouse Life Insurance Plus Gross-up ($)	Family Dental and Vision Benefit ($)	Vehicle Buyout ($)	Total:
Herbert M. Gardner	540,000	704,420	29,375	321,680	25,000	43,629	$1,664,104

William J. Barrett’s Employment Contract

The Board approved an Amended and Restated Employment Contract (the “Barrett Employment Contract”) between the Company and Mr. William J. Barrett, Executive Vice President (Long Range and Strategic Planning), Assistant Treasurer, and Secretary of the Company, effective January 1, 2005.

The terms of the Barrett Employment Contract are substantially similar to the Gardner Employment Contract.  As discussed in the section entitled Compensation Discussion and Analysis above, if Mr. Barrett is terminated (other than for cause), he will be entitled to maintain his base salary, pre-tax bonus, as well as medical coverage, life insurance, and family vision and dental insurance fringe benefits during the remaining term of the Employment Contract.  In addition, if Mr. Barrett is terminated (other than for cause), then the Company will either sell or lease to him the automobile that the Company is providing to him.  In such case, the Company will, not later than March 15 following the end of the calendar year in which his employment terminates, either sell him the automobile for $10 along with any insurance coverage (if assignable) or assign to him all of the Company’s interest in and to any lease.  Upon termination of such lease, the Company will purchase the leased automobile and convey ownership to him.  Under the Barrett Employment Contract, the definition of “good reason” includes a “change in control.”  If the Company terminates Mr. Barrett for gross misconduct materially injurious to the Company, then he will not receive any termination payments or benefits.

TERMINATION PAYMENTS

Barrett

The following table is computed as though Mr. Barrett was terminated on the last day of the Company’s fiscal year due to death, disability, by election of the Company not for cause, or by Mr. Barrett for good reason, which includes due to a change in control.

	Base Salary ($)	Target Bonus ($)(1)	Medical Insurance ($)	Executive & Spouse Life Insurance Plus Gross-up ($)	Family Dental and Vision Benefit ($)	Vehicle Buyout ($)	Total:
William J. Barrett	540,000	704,420	31,855	280,112	25,000	38,595	$1,619,982

DIRECTOR COMPENSATION

Outside directors are compensated with a combination of cash and equity.  An annual cash retainer of $18,000 is paid to each outside director and made in quarterly installments (Effective for fiscal 2016, this annual cash retainer will be increased to $24,000).  Outside directors receive additional compensation based on their involvement with the committees of the Board of Directors.  The Chairman of the Audit Committee is paid a $10,000 annual retainer. The other Audit Committee members each receive a $5,000 annual retainer.  The Chairman of the Compensation Committee is paid a $7,500 annual retainer.  The other Compensation Committee members each receive a $3,750 annual retainer.  Outside directors are also paid $1,000 for each Board, Audit Committee, Compensation Committee, or special committee meeting attended.  An annual stock award is paid to each outside director equal to $27,500 divided by the closing sales price of such stock on the business day immediately preceding the grant date.  This grant is made in quarterly increments.  Additionally, each director is reimbursed for out-of-pocket expenses incurred in attending board or committee meetings.

The following table summarizes the compensation earned by directors during fiscal year 2015:

(a)	(b)	(c)	(d)	(e)
Name	Fees Earned or Paid in Cash	Stock Awards (2)	All Other Compensation	Total (3)

Robert J. Campbell(1)	$47,752	$27,500	$—	$75,252
Mark C. Neilson	$47,752	$27,500	$—	$75,252
Edward L. Flynn	$44,752	$27,500	$—	$72,252
Thomas B. Hogan, Jr.	$44,000	$27,500	$—	$71,500
Arthur J. Gajarsa	$38,500	$27,500	$—	$66,000
Wayne A. Whitener	$29,000	$27,500	$—	$56,500
Peter D. Barrett	$28,000	$27,500	$—	$55,500

(1)         On December 10, 2015, Director Robert J. Campbell advised the Board of Directors that he would be retiring at the completion of his current term, which will occur at the 2016 Annual Meeting of Stockholders.  The Company and Mr. Campbell have agreed that at the end of his term he will become Director Emeritus and the Company will provide him with a cash benefit of $1,000 per month for twelve months following his entry into emeritus status.

(2)         The amounts in column (c) reflect the aggregate grant date fair value of the stock awards computed in accordance with FASB Topic 718.  These stock awards were valued on the basis of the market value of the Company’s Class A Common Stock on the business day immediately preceding the date awarded.

(3)         Compensation for Messrs. Barrett and Gardner and Weber is disclosed in the Summary Compensation table above.  They receive no additional compensation for service as a director.

EQUITY COMPENSATION PLANS

The following table summarizes the securities authorized for issuance under the 2012 Long Term Incentive Plan and the 2001 and 2004 Stock Option Plans which have been approved by the Board of Directors and ratified by the Company’s stockholders. There are no equity compensation plans which have not been approved by the Company’s stockholders.

	(a)	(b)	(c)
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants, and rights	Weighted-average exercise price of outstanding options, warrants, and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))

Equity compensation plans approved by security holders	160,860	$2.05	506,520

Long-Term Equity-Based Incentives

The Company believes that the best way to align the interests of the named executive officers and its stockholders is for such officers to own a meaningful amount of the Company’s Common Stock.  In order to reach this objective and to retain its executives, the Company grants equity-based awards to the Named Executive Officers under its 2012 Long Term Incentive Plan and, if approved, will make grants under the 2016 Long Term Incentive Plan discussed below.

PROPOSAL NO. 3

APPROVAL OF SUPREME INDUSTRIES, INC.  2016 LONG-TERM INCENTIVE PLAN

On March 2, 2016, our board of directors adopted the Supreme Industries, Inc. 2016 Long-Term Incentive Plan (the “2016 Plan”), subject to stockholder approval.  We believe that operation of the 2016 Plan is important in attracting and retaining the services of key employees, key contractors, and outside directors of the Company and our subsidiaries in a competitive labor market, which is essential to our long-term growth and success.  It is the judgment of our board of directors that the 2016 Plan is in the best interests of the Company and its stockholders.

In addition to requesting stockholder approval of the 2016 Plan, we are also requesting that our stockholders approve the material terms of the performance goals contained in the 2016 Plan in order to allow certain awards to be potentially eligible for exemption from the $1,000,000 deduction limit imposed by Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), as discussed under “Description of the 2016 Plan—Performance Awards” and “—Performance Goals” below.  For purposes of Section 162(m) of the Code, the material terms of the performance goals for awards granted under the 2016 Plan include: (i) the employees eligible to receive compensation; (ii) the description of the business measures on which the performance goals may be based; and (iii) the maximum amount, or the formula used to calculate the maximum amount, of compensation that can be paid to an employee under the arrangement.  Each of these aspects is discussed in this Proposal 3, and stockholder approval of this Proposal 3 constitutes approval of each of these aspects for purposes of the Section 162(m) stockholder approval requirements.

Prior Incentive Plans

The 2016 Plan is intended to replace the Supreme Industries, Inc. 2012 Long-Term Incentive Plan (the “2012 Plan”), which was approved by our board of directors on March 21, 2012, and then subsequently approved by our stockholders on May 23, 2012.  Under the 2012 Plan, we reserved 1,000,000 shares of our common stock for issuance as awards to key employees, key contractors, and outside directors of the Company and its subsidiaries.

Our board of directors has approved the termination of the 2012 Plan, effective upon the date of stockholder approval of the 2016 Plan.  If the 2016 Plan is approved, no new awards will be made under the 2012 Plan, but awards issued prior to the 2012 Plan’s termination will remain outstanding, subject to the terms and conditions of the 2012 Plan and the applicable award agreement.

Description of the 2016 Plan

The following is a brief description of the 2016 Plan.  A copy of the 2016 Plan is attached as Appendix A to this Proxy Statement, and the following description is qualified in its entirety by reference to the 2016 Plan.

Purpose.  The purpose of the 2016 Plan is to enable the Company to remain competitive and innovative in its ability to attract and retain the services of key employees, key contractors, and outside directors of the Company and its subsidiaries.  The 2016 Plan provides for the granting of incentive stock options, nonqualified stock options, stock appreciation rights, restricted stock, restricted stock units, performance awards, dividend equivalent rights, and other awards which may be granted singly, in combination, or in tandem, and which may be paid in cash, shares of common stock (for purposes of this proposal, a reference to common stock shall mean our Class A common stock, par value $0.10 per share), or a combination of cash and shares of common stock.  The 2016 Plan is expected to provide flexibility to our compensation methods in order to adapt the compensation of our employees, contractors, and outside directors to a changing business environment, after giving due consideration to competitive conditions and the impact of federal tax laws.

Effective Date and Expiration.  The 2016 Plan was adopted by our board of directors on March 2, 2016, subject to and conditioned upon stockholder approval of the 2016 Plan (with such date of stockholder approval being referred to herein as, the “Effective Date”), and will terminate on the tenth anniversary of its Effective Date.  No award may be made under the 2016 Plan prior to the Effective Date or after the plan’s expiration date, but awards made prior to its expiration date may extend beyond that date.

Share Authorization.  Subject to certain adjustments as provided in the 2016 Plan and further subject to increase by “Prior Plan Awards” (defined below), the maximum number of shares of our common stock that may be delivered pursuant to awards under the 2016 Plan is 1,000,000 shares, of which 100% may be delivered pursuant to incentive stock options.  Subject to certain adjustments, the maximum number of shares of common stock with respect to which stock options or stock appreciation rights may be granted to any officer of the Company subject to Section 16 of the Securities Exchange Act of 1934 or a “covered employee” as defined in Section 162(m)(3) of the Code during any calendar year is 100,000 shares.  In addition, to the extent Section 162(m) of the Code applies to awards granted under the 2016 Plan and we intend to comply with Section 162(m) of the Code, no participant may receive in any calendar year performance-based awards with an aggregate value of more than $500,000 (based on the fair market value of the shares of common stock at the time of the grant of the performance-based award).  The 2016 Plan also provides that no more than 10% of the shares of common stock that may be issued pursuant to an award under the 2016 Plan may be designated as “Exempt Shares” (as defined in the 2016 Plan).  The Committee has greater flexibility to accelerate the vesting for shares designated as Exempt Shares.

“Prior Plan Awards” are awards granted under the 2012 Plan (i) that are outstanding on the Effective Date and that, on or after the Effective Date, are forfeited, expire, or are canceled and (ii) any shares subject to awards relating to our common stock under the 2012 Plan that, on or after the Effective Date, are settled in cash.

Shares to be issued may be made available from authorized but unissued shares of common stock, shares held by the Company in its treasury, or shares purchased by the Company on the open market or otherwise.  During the term of the 2016 Plan, we will at all times reserve and keep enough shares available to satisfy the requirements of the 2016 Plan.  If an award under the 2016 Plan or a Prior Plan Award is forfeited, expires, or is canceled, in whole or in part, then the shares subject to such forfeited, expired, or cancelled award may again be awarded under the 2016 Plan.  In the event that previously acquired shares are delivered to us in full or partial payment of the option price for the exercise of a stock option granted under the 2016 Plan, the number of shares available for future awards under the 2016 Plan shall be reduced only by the net number of shares issued upon the exercise of the stock option.  Awards that may be satisfied either by the issuance of common stock or by cash or other consideration shall be counted against the maximum number of shares that may be issued under the 2016 Plan only during the period of time that the award is outstanding or to the extent the award is ultimately satisfied by the issuance of shares.  An award will not reduce the number of shares that may be issued pursuant to the 2016 Plan if the settlement of the award will not require the issuance of shares, as, for example, a stock appreciation right that can be satisfied only by the payment of cash.  Only shares forfeited back to the Company or shares cancelled on account of termination, expiration, or lapse of an award shall again be available for grant of incentive stock options under the 2016 Plan, but shall not increase the maximum number of shares described above as the maximum number of shares that may be delivered pursuant to incentive stock options.

Administration.  The 2016 Plan will be administered by our board of directors or a committee of the board of directors (the “Committee”) consisting of two or more members.  At any time there is no Committee to administer the 2016 Plan, any reference to the Committee is a reference to our board of directors.  The Committee will determine the persons to whom awards are to be made; determine the type, size, and terms of awards; interpret the 2016 Plan and award agreements granted thereunder; prescribe, amend, and rescind any rules and regulations relating to the 2016 Plan; establish performance goals for an award and certify the extent of such goals’ achievement; and make any other determinations or certifications, and take any such other actions, that it believes necessary or advisable for the administration of the 2016 Plan.  To assure the viability of awards granted to participants employed in foreign countries, the Committee may provide for such special terms as it may consider necessary or appropriate to accommodate differences in local law, tax policy, or custom.  Moreover, the Committee may approve such supplements to, or amendments, restatements, or alternative versions of, the 2016 Plan as the Committee determines is necessary or appropriate for such purposes.  Any such amendment, restatement or alternative versions that the Committee approves for purposes of using the 2016 Plan in a foreign country will not affect the terms of the 2016 Plan for any other country.  The Committee may delegate certain duties to one or more officers of the Company as provided in the 2016 Plan.

Eligibility.  Employees (including any employee who is also a director or an officer), contractors, and outside directors of the Company and its subsidiaries whose judgment, initiative, and efforts contributed to or may be expected to contribute to the successful performance of the Company are eligible to participate in the 2016 Plan.  As of March 2, 2016, there were approximately 35 employees and six outside directors who would be eligible for awards under the 2016 Plan.

Stock Options.  The Committee may grant either incentive stock options (“ISOs”) qualifying under Section 422 of the Code or nonqualified stock options, provided that only employees of the Company and its subsidiaries (excluding subsidiaries that are not corporations) are eligible to receive ISOs.  Stock options may not be granted with an option price less than 100% of the fair market value of a share of common stock on the date the stock option is granted.  If an ISO is granted to an employee who owns or is deemed to own more than 10% of the combined voting power of all classes of stock of the Company (or any parent or subsidiary), the option price shall be at least 110% of the fair market value of a share of common stock on the date of grant.  The Committee will determine the terms of each stock option at the time of grant, including without limitation, the methods by or forms in which shares will be delivered to participants.  The maximum term of each option, the times at which each option will be exercisable, and provisions requiring forfeiture of unexercised options at or following termination of employment or service generally are fixed by the Committee, except that the Committee may not grant stock options with a term exceeding ten  years, or in the case of an ISO granted to an employee who owns or is deemed to own 10% or more of the combined voting power of all classes of our stock (or any parent or subsidiary), a term exceeding five years.  In the event that the expiration date of a stock option expires during a “blackout period” (during which period of time there is a prohibition against purchases or sales of our securities, thereby preventing the holder of a stock option from exercising such stock option using the “cashless exercise method”), the termination date of such stock option shall be automatically extended to a date which is 20 days following the end of such “blackout period,” provided, however, that no such extension shall occur in the event such extension would cause the stock option to be subject to the requirements of Section 409A of the Code and the regulations and other guidance issued thereunder.

Recipients of stock options may pay the option price (i) in cash, check, bank draft, or money order payable to the order of the Company; (ii) by delivering to us shares of common stock (including restricted stock) already owned by the participant having a fair market value equal to the aggregate option price; (iii) by delivering to us or our designated agent (including by FAX or electronic transmission) an executed irrevocable option exercise form (or, to the extent permitted by the Company, exercise instructions that may be communicated in writing, telephonically, or electronically) together with irrevocable instructions from the participant to a broker or dealer, reasonably acceptable to us, to sell certain of the shares purchased upon the exercise of the option or to pledge such shares to the broker as collateral for a loan from the broker and to deliver to us the amount of sale or loan proceeds necessary to pay the purchase price; and/or (iv) by any other form of valid consideration that is acceptable to the Committee in its sole discretion.

Stock Appreciation Rights.  The Committee is authorized to grant stock appreciation rights (“SARs”) as a stand-alone award, or freestanding SARs, or in conjunction with options granted under the 2016 Plan, or tandem SARs.  SARs entitle a participant to receive an amount, in cash and/or common stock, equal to the excess of the fair market value of a share of common stock on the date of exercise (or, as provided in an award agreement, converted) over the fair market value of a share of common stock on the date of grant.  The grant price of a SAR cannot be less than 100% of the fair market value of a share on the date of grant.  The Committee will determine the terms of each SAR at the time of the grant, including without limitation, the methods by or forms in which shares will be delivered to participants.  The maximum term of each SAR, the times at which each SAR will be exercisable, and provisions requiring forfeiture of unexercised SARs at or following termination of employment or service generally are fixed by the Committee, except that no freestanding SAR may have a term exceeding ten years and no tandem SAR may have a term exceeding the term of the option granted in conjunction with the tandem SAR.  The Committee, in its sole discretion, may place a ceiling on the amount payable upon exercise of a SAR, but any such limitation shall be specified at the time the SAR is granted.

Restricted Stock and Restricted Stock Units.  The Committee is authorized to grant restricted stock and restricted stock units.  Restricted stock consists of shares of common stock that may not be sold, transferred, pledged, assigned, or otherwise disposed of, and that may be forfeited in the event of certain terminations of employment or service prior to the end of a restricted period as specified by the Committee.  Restricted stock units are the right to receive shares of common stock at a future date in accordance with the terms of such grant upon the attainment of certain conditions specified by the Committee, which include substantial risk of forfeiture and restrictions on their sale or other transfer by the participant.  The Committee determines the eligible participants to whom, and the time or times at which, grants of restricted stock or restricted stock units will be made, the number of shares or units to be granted, the price to be paid, if any, the time or times within which the shares covered by such grants will be subject to forfeiture, the time or times at which the restrictions will terminate, and all other terms and conditions of the grants.  Restrictions or conditions could include, but are not limited to, the attainment of performance goals (as described below), continuous service with us, the passage of time, or other restrictions and conditions.  The value of restricted stock units may be paid in cash, shares of common stock, or a combination of both, as determined by the Committee.

Dividend Equivalent Rights.  The Committee is authorized to grant a dividend equivalent right to any participant either as a component of another award or as a separate award, conferring on participants the right to receive credits based on the cash dividends that would have been paid on the shares of common stock specified in the award if such shares were held by the participant to whom the award was made.  The terms and conditions of the dividend equivalent right shall be specified by the grant, provided that the terms and conditions shall comply with Section 409A of the Code, if applicable.  Dividend equivalents credited to the holder of a dividend equivalent right may be paid currently or may be deemed to be reinvested in additional shares (which thereafter may accrue additional dividend equivalents).  Any such reinvestment shall be at the fair market value at the time thereof.  A dividend equivalent right may be settled in cash, shares, or a combination thereof, in a single payment or in installments.  A dividend equivalent right granted as a component of another award may provide that such dividend equivalent right shall be settled upon exercise, settlement, or payment of, or lapse of restrictions on, such other award and that such dividend equivalent right granted as a component of another award may also contain terms and conditions different from such other award, provided, however, that in no event may a dividend equivalent right be settled prior to the date that such other award is vested

Performance Awards.  The Committee may grant performance awards payable in cash, shares of common stock, other consideration, or a combination thereof at the end of a specified performance period.  Payment will be contingent upon achieving pre-established performance goals (as described below) by the end of the performance period.  The Committee will determine the length of the performance period, the performance goals to be achieved during the performance period, and the maximum or minimum settlement values, so long as such provisions are not inconsistent with the terms of the 2016 Plan and, to the extent an award is subject to Section 409A of the Code, are in compliance with the applicable requirements of Section 409A of the Code and any applicable regulations or guidance.  To the extent we determine that Section 162(m) of the Code shall apply to a performance award granted under the 2016 Plan, it is our intent that the performance awards constitute “performance-based compensation” within the meaning of Section 162(m) of the Code and the regulations thereunder.  Further, if complying with Section 162(m) of the Code, no participant may receive performance awards in any calendar year which have an aggregate value of more than $500,000, and if such awards involve the issuance of common stock, the aggregate value shall be based on the fair market value of such shares on the date of grant of such awards.  In certain circumstances, the Committee may, in its discretion, determine that the amount payable with respect to certain performance awards will be reduced from the amount of any potential awards.  However, the Committee may not, in any event, increase the amount of compensation payable to an individual upon the attainment of a performance goal intended to satisfy the requirements of Section 162(m) of the Code.  With respect to a performance award that is not intended to satisfy the requirements of Section 162(m) of the Code, if the Committee determines, in its sole discretion, that the established performance measures or objectives are no longer suitable because of a change in our business, operations, corporate structure, or for other reasons that the Committee deems satisfactory, the Committee may modify the performance measures or objectives and/or the performance period.

Performance Goals.  Awards of restricted stock, restricted stock units, performance awards, and other awards (whether relating to cash or shares of common stock) under the 2016 Plan may be made subject to the attainment of performance goals relating to one or more business criteria which, where applicable, shall be within the meaning of Section 162(m) of the Code and consist of one or more, or any combination of, the following criteria (“Performance Criteria”): cash flow; cost; revenues; sales; ratio of debt to debt plus equity; net borrowing, credit quality or debt ratings; profit before tax; economic profit; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; gross margin; earnings per share (whether on a pre-tax, after-tax, operational or other basis); operating earnings; capital expenditures; expenses or expense levels; economic value added; ratio of operating earnings to capital spending or any other operating ratios; free cash flow; net profit; net sales; net asset value per share; the accomplishment of mergers, acquisitions, dispositions, public offerings or similar extraordinary business transactions; sales growth; price of the Company’s Common Stock; return on assets, equity or stockholders’ equity; market share; inventory levels, inventory turn or shrinkage; or total return to stockholders.  Any Performance Criteria may be used to measure our performance as a whole or any business unit of the Company and may be measured relative to a peer Company or index.  Any Performance Criteria may include or exclude (i) events that are of an unusual nature or indicate infrequency of occurrence; (ii) gains or losses on the disposition of a business; (iii) changes in tax or accounting regulations or laws; (iv) the effect of a merger or acquisition, as identified in our quarterly and annual earnings releases; or (v) other similar occurrences.  In all other respects, Performance Criteria shall be calculated in accordance with our financial statements, under generally accepted accounting principles, or under a methodology established by the Committee prior to the issuance of an award, which is consistently applied and identified in our audited financial statements, including footnotes, or the Compensation Discussion and Analysis section of our annual report.  However, to the extent Section 162(m) of the Code is applicable, the Committee may not in any event increase the amount of compensation payable to an individual upon the attainment of a performance goal.

Other Awards.  The Committee may grant other forms of awards based upon, payable in, or otherwise related to, in whole or in part, shares of our common stock, if the Committee determines that such other form of award is consistent with the purpose and restrictions of the 2016 Plan.  The terms and conditions of such other form of award shall be specified by the grant.  Such other awards may be granted for no cash consideration, for such minimum consideration as may be required by applicable law, or for such other consideration as may be specified by the grant.

Repricing of Stock Options or SARs Not Permitted.  The Committee may not, without the approval of our stockholders, “reprice” any stock option or SAR.  For purposes of the 2016 Plan, “reprice” means any of the following or any other action that has the same effect as any of the following:  (i) amending a stock option or SAR award to reduce its exercise price or base price; (ii) canceling a stock option or SAR at a time when its exercise price or base price exceeds the fair market value of a share of common stock in exchange for cash or a stock option, SAR, award of restricted stock, or other equity award with an exercise price of base price less than the exercise price or base price of the original stock option or SAR; or (iii) taking any other action that is treated as a repricing under generally accepted accounting principles, provided that nothing shall prevent the Committee from (x) making adjustments to awards upon changes in capitalization; (y) exchanging or cancelling awards upon a merger, consolidation, or recapitalization; or (z) substituting awards for awards granted by other entities, to the extent permitted by the 2016 Plan.

Vesting, Forfeiture, Assignment.  The Committee, in its sole discretion, may determine that an award will be immediately vested in whole or in part, or that all or any portion may not be vested until a date, or dates, subsequent to its date of grant, or until the occurrence of one or more specified events, subject in any case to the terms of the 2016 Plan.  Except as otherwise provided in the 2016 Plan, all awards must vest no earlier than one year after the date of grant and all Full Value Awards” (i.e., restricted stock or restricted stock units) that constitute performance awards must vest no earlier than one year after the date of grant, and Full Value Awards that constitute “Tenure Awards” (as defined in the 2016 Plan) must vest no earlier than over the three-year period commencing on the date of grant.  Except as otherwise provided in the 2016 Plan, the Committee may not accelerate the date on which all or any portion of an award may be vested or waive the restriction period on a Full Value Award except upon the participant’s death, disability, or retirement or the occurrence of a change in control.  Notwithstanding the foregoing, the Committee may, in its sole discretion, grant awards with more favorable vesting provisions, accelerate an award’s vesting, or waive the restricted period earlier than described above, provided that the shares subject to such an award are “Exempt Shares” (as defined in the 2016 Plan).  The number of Exempt Shares is limited to 10% of the number of shares available for issuance under the 2016 Plan.

The Committee may impose on any award at the time of grant or thereafter, such additional terms and conditions as the Committee determines, including, without limitation, terms requiring forfeiture of awards in the event of a participant’s termination of service.  The Committee will specify the circumstances on which performance awards may be forfeited in the event of a termination of service by a participant prior to the end of a performance period or settlement of awards.  Except as otherwise determined by the Committee, restricted stock will be forfeited upon a participant’s termination of service during the applicable restriction period.

Awards granted under the 2016 Plan generally are not assignable or transferable except by will or by the laws of descent and distribution, except that the Committee may, in its discretion and pursuant to the terms of an award agreement, permit certain transfers of a nonqualified stock option or SAR to (i) the spouse (or former spouse), children, or grandchildren of the participant (“Immediate Family Members”); (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members; (iii) a partnership in which the only partners are (1) such Immediate Family Members and/or (2) entities which are controlled by Immediate Family Members; (iv) an entity exempt from federal income tax pursuant to Section 501(c)(3) of the Code or any successor provision; or (v) a split interest trust or pooled income fund described in Section 2522(c)(2) of the Code or any successor provision, provided that (x) there shall be no consideration for any such transfer, (y) the applicable award agreement pursuant to which such nonqualified stock option or SAR is granted must be approved by the Committee and must expressly provide for such transferability, and (z) subsequent transfers of transferred nonqualified stock options or SARs shall be prohibited except those by will or the laws of descent and distribution.

Adjustments Upon Changes in Capitalization.  In the event that any dividend or other distribution  (whether in the form of cash, common stock, other securities, or other property), recapitalization, stock split, reverse stock split, rights offering, reorganization, merger, consolidation, split-up, spin-off, split-off, combination, subdivision, repurchase, or exchange of shares of common stock or other securities of the Company, issuance of warrants or other rights to purchase shares of common stock or other securities of the Company, or other similar corporate transaction or event affects the fair value of an award, then the Committee shall adjust any or all of the following so that the fair value of the award immediately after the transaction or event is equal to the fair value of the award immediately prior to the transaction or event: (i) the number of shares and type of common stock (or the securities or property) which thereafter may be made the subject of awards; (ii) the number of shares and type of common stock (or other securities or property) subject to outstanding awards; (iii) the number of shares and type of common stock (or other securities or property) specified as the annual per-participant limitation under the 2016 Plan; (iv) the option price of each outstanding award; (v) the amount, if any, we pay for forfeited shares in accordance with the terms of the 2016 Plan; and (vi) the number of or exercise price of shares then subject to outstanding SARs previously granted and unexercised under the 2016 Plan to the end that the same proportion of our issued and outstanding shares common stock in each instance shall remain subject to exercise at the same aggregate exercise price; provided however, that the number of shares of common stock (or other securities or property) subject to any award shall always be a whole number.  Notwithstanding the foregoing, no such adjustment shall be made or authorized to the extent that such adjustment would cause the 2016 Plan or any stock option to violate Section 422 of the Code or Section 409A of the Code.  All such adjustments must be made in accordance with the rules of any securities exchange, stock market, or stock quotation system to which we are subject.

Amendment or Discontinuance of the 2016 Plan.  The board of directors may at any time and from time to time, without the consent of the participants, alter, amend, revise, suspend, or discontinue the 2016 Plan in whole or in part, except that no amendment for which stockholder approval is required either (i) by any securities exchange or inter-dealer quotation system on which our common stock is listed or traded, or (ii) in order for the 2016 Plan and incentives awarded under the 2016 Plan to continue to comply with Sections 162(m), 421, and 422 of the Code, including any successors to such Sections, or other applicable law, shall be effective unless such amendment is approved by the requisite vote of our stockholders entitled to vote thereon.  Any amendments made shall, to the extent deemed necessary or advisable by the Committee, be applicable to any outstanding awards theretofore granted under the 2016 Plan, notwithstanding any contrary provisions contained in any award agreement.  In the event of any such amendment to the 2016 Plan, the holder of any award outstanding under the 2016 Plan shall, upon request of the Committee and as a condition to the exercisability thereof, execute a conforming amendment in the form prescribed by the Committee to any award agreement relating thereto.  Notwithstanding anything contained in the 2016 Plan to the contrary, unless required by law, no action regarding amendment or discontinuance of the 2016 Plan shall adversely affect any rights of participants or obligations of the Company to participants with respect to any awards granted under the 2016 Plan without the consent of the affected participant.

Federal Income Tax Consequences

The following is a brief summary of certain federal income tax consequences relating to the transactions described under the 2016 Plan as set forth below.  This summary does not purport to address all aspects of federal income taxation and does not describe state, local, or foreign tax consequences.  This discussion is based upon provisions of the Code and the Treasury Regulations issued thereunder, and judicial and administrative interpretations under the Code and Treasury Regulations, all as in effect as of the date hereof, and all of which are subject to change (possibly on a retroactive basis) or different interpretation.

Law Affecting Deferred Compensation.  In 2004, Section 409A was added to the Code to regulate all types of deferred compensation.  If the requirements of Section 409A of the Code are not satisfied, deferred compensation and earnings thereon will be subject to tax as it vests, plus an interest charge at the underpayment rate plus 1% and a 20% penalty tax.  Certain performance awards, stock options, SARs, restricted stock units, and certain types of restricted stock are subject to Section 409A of the Code.

Incentive Stock Options.  A participant will not recognize income at the time an ISO is granted.  When a participant exercises an ISO, a participant also generally will not be required to recognize income (either as ordinary income or capital gain).  However, to the extent that the fair market value (determined as of the date of grant) of the shares with respect to which the participant’s ISOs are exercisable for the first time during any year exceeds $100,000, the ISOs for the shares over $100,000 will be treated as nonqualified stock options, and not ISOs, for federal tax purposes, and the participant will recognize income as if the ISOs were nonqualified stock options.  In addition to the foregoing, if the fair market value of the shares received upon exercise of an ISO exceeds the exercise price, then the excess may be deemed a tax preference adjustment for purposes of the federal alternative minimum tax calculation.  The federal alternative minimum tax may produce significant tax repercussions depending upon the participant’s particular tax status.

The tax treatment of any shares acquired by exercise of an ISO will depend upon whether the participant disposes of his or her shares prior to two years after the date the ISO was granted or one year after the shares were transferred to the participant (referred to as the “Holding Period”).  If a participant disposes of shares acquired by exercise of an ISO after the expiration of the Holding Period, any amount received in excess of the participant’s tax basis for such shares will be treated as short-term or long-term capital gain, depending upon how long the participant has held the shares.  If the amount received is less than the participant’s tax basis for such shares, the loss will be treated as short-term or long-term capital loss, depending upon how long the participant has held the shares.

If the participant disposes of shares acquired by exercise of an ISO prior to the expiration of the Holding Period, the disposition will be considered a “disqualifying disposition.”  If the amount received for the shares is greater than the fair market value of the shares on the exercise date, then the difference between the ISO’s exercise price and the fair market value of the shares at the time of exercise will be treated as ordinary income for the tax year in which the “disqualifying disposition” occurs.  The participant’s basis in the shares will be increased by an amount equal to the amount treated as ordinary income due to such “disqualifying disposition.”  In addition, the amount received in such “disqualifying disposition” over the participant’s increased basis in the shares will be treated as capital gain.  However, if the price received for shares acquired by exercise of an ISO is less than the fair market value of the shares on the exercise date and the disposition is a transaction in which the participant sustains a loss which otherwise would be recognizable under the Code, then the amount of ordinary income that the participant will recognize is the excess, if any, of the amount realized on the “disqualifying disposition” over the basis of the shares.

Nonqualified Stock Options.  A participant generally will not recognize income at the time a nonqualified stock option is granted.  When a participant exercises a nonqualified stock option, the difference between the option price and any higher market value of the shares of common stock on the date of exercise will be treated as compensation taxable as ordinary income to the participant.  The participant’s tax basis for the shares acquired under a nonqualified stock option will be equal to the option price paid for such shares, plus any amounts included in the participant’s income as compensation.  When a participant disposes of shares acquired by exercise of a nonqualified stock option, any amount received in excess of the participant’s tax basis for such shares will be treated as short-term or long-term capital gain, depending upon how long the participant has held the shares.  If the amount received is less than the participant’s tax basis for such shares, the loss will be treated as short-term or long-term capital loss, depending upon how long the participant has held the shares.

Special Rule if Option Price is Paid for in Shares.  If a participant pays the option price of a nonqualified stock option with previously-owned shares of our common stock and the transaction is not a disqualifying disposition of shares previously acquired under an ISO, the shares received equal to the number of shares surrendered are treated as having been received in a tax-free exchange.  The participant’s tax basis and holding period for these shares received will be equal to the participant’s tax basis and holding period for the shares surrendered.  The shares received in excess of the number of shares surrendered will be treated as compensation taxable as ordinary income to the participant to the extent of such shares’ fair market value.  The participant’s tax basis in such shares will be equal to their fair market value on the date of exercise, and the participant’s holding period for such shares will begin on the date of exercise.

If the use of previously acquired shares to pay the exercise price of a nonqualified stock option constitutes a disqualifying disposition of shares previously acquired under an ISO, the participant will have ordinary income as a result of the disqualifying disposition in an amount equal to the excess of the fair market value of the shares surrendered, determined at the time such shares were originally acquired on exercise of the ISO, over the aggregate option price paid for such shares.  As discussed above, a disqualifying disposition of shares previously acquired under an ISO occurs when the participant disposes of such shares before the end of the Holding Period.  The other tax results from paying the exercise price with previously-owned shares are as described above, except that the participant’s tax basis in the shares that are treated as having been received in a tax-free exchange will be increased by the amount of ordinary income recognized by the participant as a result of the disqualifying disposition.

Restricted Stock.  A participant who receives a grant of restricted stock generally will recognize as ordinary income the excess, if any, of the fair market value of the shares granted as restricted stock at such time as the shares are no longer subject to forfeiture or restrictions, over the amount paid, if any, by the participant for such shares.  However, a participant who receives restricted stock may make an election under Section 83(b) of the Code within 30 days of the date of transfer of the shares to recognize ordinary income on the date of transfer of the shares equal to the excess of the fair market value of such shares (determined without regard to the restrictions on such shares) over the purchase price, if any, of such shares.  If a participant does not make an election under Section 83(b) of the Code, then the participant will recognize as ordinary income any dividends received with respect to such shares.  At the time of the sale of such shares, any gain or loss realized by the participant will be treated as either short-term or long-term capital gain (or loss) depending on the holding period.  For purposes of determining any gain or loss realized, the participant’s tax basis will be the amount previously taxable as ordinary income, plus the purchase price paid by the participant, if any, for such shares.

Stock Appreciation Rights.  Generally, a participant who receives a stand-alone SAR will not recognize taxable income at the time the stand-alone SAR is granted, provided that the SAR is exempt from or complies with Section 409A of the Code.  If a participant receives the appreciation inherent in the SARs in cash, the cash will be taxed as ordinary income to the recipient at the time it is received.  If a participant receives the appreciation inherent in the SARs in stock, the spread between the then current market value and the grant price, if any, will be taxed as ordinary income to the employee at the time it is received.  In general, there will be no federal income tax deduction allowed to us upon the grant or termination of SARs.  However, upon the exercise of a SAR, we will be entitled to a deduction equal to the amount of ordinary income the recipient is required to recognize as a result of the exercise.

Other Awards.  In the case of an award of restricted stock units, performance awards, dividend equivalent rights, or other stock or cash awards, the recipient will generally recognize ordinary income in an amount equal to any cash received and the fair market value of any shares received on the date of payment or delivery, provided that the award is exempt from or complies with Section 409A of the Code.  In that taxable year, we will receive a federal income tax deduction in an amount equal to the ordinary income that the participant has recognized.

Federal Tax Withholding.  Any ordinary income realized by a participant upon the exercise of an award under the 2016 Plan is subject to withholding of federal, state, and local income tax and to withholding of the participant’s share of tax under the Federal Insurance Contribution Act and the Federal Unemployment Tax Act.  To satisfy federal income tax withholding requirements, we will have the right to require that, as a condition to the registration of the shares in the participant’s name or, if requested by the participant in writing in accordance with the terms of the 2016 Plan, to the delivery of any certificate for shares of common stock, the participant remit to us an amount sufficient to satisfy the withholding requirements.  Such payment may be made by (i) by the delivery of cash to the company in an amount that equals or exceeds (to avoid the issuance of fractional shares under (iii) below) the required tax withholding obligations of the company; (ii) if the company, in its sole discretion, so consents in writing, the actual delivery by you to the company of shares of common stock, which shares so delivered have an aggregate fair market value that equals or exceeds (to avoid the issuance of fractional shares under (iii) below) the required tax withholding obligations of the company; (iii) if the company, in its sole discretion, so consents in writing, the company’s withholding of a number of shares to be delivered upon the exercise of a stock option, which shares so withheld have an aggregate fair market value that equals (but does not exceed) the required tax withholding obligations of the company; or (iv) any combination of (i), (ii), or (iii).  Withholding does not represent an increase in the participant’s total income tax obligation, since it is fully credited toward his or her tax liability for the year.  Additionally, withholding does not affect the participant’s tax basis in the shares.  Compensation income realized and tax withheld will be reflected on Forms W-2 supplied by us to employees by January 31 of the succeeding year.  Deferred compensation that is subject to Section 409A of the Code will be subject to certain federal income tax withholding and reporting requirements.

Tax Consequences to the Company.  To the extent that a participant recognizes ordinary income in the circumstances described above, we will be entitled to a corresponding deduction provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an “excess parachute payment” within the meaning of Section 280G of the Code, and is not disallowed by the $1,000,000 limitation on certain executive compensation under Section 162(m) of the Code.

Million Dollar Deduction Limit and Other Tax Matters.  We may not deduct compensation of more than $1,000,000 that is paid to an individual who, on the last day of the taxable year, is either our principal executive officer or an individual who is among the three highest compensated officers for the taxable year (other than the principal executive officer or the principal financial officer).  The limitation on deductions does not apply to certain types of compensation, including qualified performance-based compensation, and only applies to compensation paid by a publicly-traded corporation (and not compensation paid by non-corporate entities).  To the extent that we determine that Section 162(m) of the Code will apply to any awards granted pursuant to the 2016 Plan, we intend that such awards will be constructed so as to constitute qualified performance-based compensation and, as such, will be exempt from the $1,000,000 limitation on deductible compensation.

If an individual’s rights under the 2016 Plan are accelerated as a result of a change in control and the individual is a “disqualified individual” under Section 280G of the Code, the value of any such accelerated rights received by such individual may be included in determining whether or not such individual has received an “excess parachute payment” under Section 280G of the Code, which could result in (i) the imposition of a 20% federal excise tax (in addition to federal income tax) payable by the individual on the value of such accelerated rights; and (ii) the loss by us of a compensation deduction.

New Plan Benefits

We cannot currently determine the benefits or number of shares subject to awards that may be granted in the future to eligible participants under the 2016 Plan because the grant of awards and terms of such awards are to be determined in the sole discretion of the Committee.

The market value of our common stock is $8.14 per share based on the closing price of our common stock on March 2, 2016.

Vote Required

The affirmative vote of the holders of a majority of the combined shares of Class A Common Stock and Class B Common Stock held by the holders of such Class A Common Stock and Class B Common Stock attending in person or by proxy at the Annual Meeting and entitled to vote on such proposal is required for the approval of the 2016 Plan.  The members of our board of directors are eligible for awards under the 2016 Plan and thus have a personal interest in approval of the 2016 Plan.

The Board of Directors recommends a vote FOR Proposal No. 3.

AUDIT COMMITTEE AND AUDIT COMMITTEE REPORT

The responsibilities of the Audit Committee, which are set forth in the Audit Committee Charter adopted by the Board of Directors, include providing oversight to the Company’s financial reporting process through periodic meetings with the Company’s independent registered public accounting firm (“independent auditors”) and management to review accounting, auditing, internal controls, and financial reporting matters.  The Audit Committee Charter is available on the Company’s website, www.supremecorp.com.

The members of the Audit Committee are “independent” as defined in Sections 803.A. and 803.B. of the listing standards of the NYSE MKT and Rule 10A-3(b)(1) under the Exchange Act.  All members of the Audit Committee are financially literate and are able to read and understand fundamental financial statements, including a balance sheet, income statement, and cash flow statement.  The Board of Directors has determined that Messrs. Hogan and Neilson qualify as “Audit Committee Financial Experts” as defined in the regulations promulgated under the Exchange Act, and their experience and backgrounds are described in the biographical data under Proposal No. 1.  The management of the Company is responsible for the preparation and integrity of the financial reporting information and related systems of internal controls.  The Audit Committee, in carrying out its role, relies on the Company’s senior management, including senior financial management, and its independent auditors.  The Audit Committee has the authority and available funding to engage any independent legal counsel and any accounting or other expert advisors as necessary to carry out its duties.

We have reviewed and discussed with senior management the Company’s audited financial statements included in the 2015 Annual Report to Stockholders.  Management has confirmed to us that such financial statements:  (i) have been prepared with integrity and objectivity and are the responsibility of management and; (ii) have been prepared in conformity with accounting principles generally accepted in the United States of America.

We have discussed with Crowe Horwath LLP, the Company’s Independent Registered Public Accounting Firm, the matters required to be discussed by Auditing Standard No. 16, Communications with Audit Committees, issued by the Public Company Accounting Oversight Board (“PCAOB”).  Auditing Standard No. 16 requires the Company’s independent auditors to provide us with additional information regarding the scope and results of their audit of the Company’s financial statements, including with respect to: (i) their responsibility under auditing standards of the PCAOB (United States); (ii) significant accounting policies; (iii) management’s judgments and estimates; (iv) any significant audit adjustments; (v) any disagreements with management; and (vi) any difficulties encountered in performing the audit.

We have received from Crowe Horwath LLP a letter providing the disclosures required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” with respect to any relationships between Crowe Horwath LLP and the Company which, in their professional judgment, may reasonably be thought to bear on their independence.  Crowe Horwath LLP has discussed its independence with us and has confirmed in such letter that, in its professional judgment, it is independent of the Company within the meaning of the federal securities laws.

Based on the review and discussions described above with respect to the Company’s audited financial statements included in the Company’s 2015 Annual Report to Stockholders, we recommended to the Board of Directors that such financial statements be included in the Company’s Annual Report on Form 10-K for filing with the Securities and Exchange Commission.

As specified in the Audit Committee Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and in accordance with accounting principles generally accepted in the United States of America.  That is the responsibility of management and the Company’s independent auditors.  In giving our recommendation to the Board of Directors, we have relied on: (i) management’s representation that such financial statements have been prepared with integrity and objectivity and in conformity with generally accepted accounting principles; and (ii) the report of the Company’s independent auditors with respect to such financial statements.

The Audit Committee:

Thomas B. Hogan, Jr. (Chair)
Robert J. Campbell
Edward L. Flynn
Mark C. Neilson

PRINCIPAL ACCOUNTING FEES AND SERVICES

The accounting firm of Crowe Horwath LLP (“Crowe Horwath”) served as the Company’s Independent Registered Public Accounting Firm for the fiscal year ended December 26, 2015.  Crowe Horwath has served as auditors for the Company since October 9, 2001.

Audit Fees.  The aggregate fees billed for professional services rendered by Crowe Horwath for the audit of our annual financial statements and pre-issuance reviews of the financial statements included in our quarterly reports on Form 10-Q were $260,500 for fiscal 2015 and $254,500 for fiscal 2014.

Audit-Related Fees.  The aggregate fees billed for professional services by Crowe Horwath for assurance and related services reasonably related to the audit and review services described under “Audit Fees” above were $11,000 for fiscal 2015 and $10,875 for fiscal 2014.  The amounts shown consist of fees for benefit plan audits and other various assurance services.

Tax Fees.  The aggregate fees billed for professional services by Crowe Horwath for tax compliance, tax advice, and tax planning services were $190,295 for fiscal 2015 and $155,040 for fiscal 2014.

All Other Fees.  The aggregate fees billed for professional services by Crowe Horwath for services other than those described above were $0 for fiscal 2015 and $7,600 for fiscal 2014.

The Audit Committee has the sole authority to authorize all audit and non-audit services to be provided by the independent audit firm engaged to conduct the annual audit of the Company’s consolidated financial statements.  In addition, the Audit Committee has adopted pre-approval policies and procedures that are detailed as to each particular service to be provided by the independent auditors, and such policies and procedures do not permit the Audit Committee to delegate its responsibilities under the Exchange Act, as amended, to management.  The Audit Committee pre-approved fees for all audit and non-audit services provided by the independent audit firm during the fiscal year ended December 26, 2015, as required by the Sarbanes-Oxley Act of 2002.

The Audit Committee has considered whether the providing of non-audit services has been compatible with maintaining the independent auditor’s independence and has advised the Company that, in its opinion, the activities performed by Crowe Horwath on the Company’s behalf were compatible with maintaining the independence of such auditors.

PROPOSAL NO. 4

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed Crowe Horwath LLP to continue as the Company’s Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2016.  In the event that ratification of this appointment of auditors is not approved by a majority of the combined shares of the Class A Common Stock and the Class B Common Stock present in person or represented by proxy and entitled to vote at the Annual Meeting, then the Audit Committee will reconsider its appointment of independent auditors.  In this case, the Audit Committee may, in its discretion, continue the Company’s relationship with Crowe Horwath LLP.  In addition, the Audit Committee may, in its discretion, direct the appointment of different independent auditors at any time during the year if the Audit Committee believes that such an appointment would be in the best interests of the Company’s stockholders.

Representatives of Crowe Horwath LLP will be present at the Annual Meeting of Stockholders, will have the opportunity to make a statement if they desire to do so, and also will be available to respond to appropriate questions at the Annual Meeting.  Proposal No. 4 is for the ratification of the selection of Crowe Horwath LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016.

The Board of Directors recommends a vote FOR Proposal No. 4.

OTHER MATTERS

The Company’s management knows of no other matters that may properly be, or which are likely to be, brought before the Annual Meeting.  However, if any other matters are properly brought before the Annual Meeting, the persons named in the enclosed proxy, or their substitutes, will vote in accordance with their best judgment on such matters.

STOCKHOLDER PROPOSALS

A stockholder proposal intended to be presented at the Company’s Annual Meeting of Stockholders in 2017 must be received by the Company at its principal executive offices in Goshen, Indiana, on or before December 26, 2016, in order to be included in the Company’s proxy statement and form of proxy relating to that meeting.

Stockholders must provide written notice of director nominations or other proposals intended to be brought before the 2017 annual meeting not earlier than February 9, 2017 nor later than March 11, 2017. These procedures are for stockholder proposals submitted outside of the processes established in Rule 14a-8 of the Exchange Act.

FINANCIAL STATEMENTS

The Company’s Annual Report to Stockholders for the fiscal year ended December 26, 2015, accompanies this proxy statement.

APPENDIX A

SUPREME INDUSTRIES, INC.

2016 LONG-TERM INCENTIVE PLAN

The Supreme Industries, Inc. 2016 Long-Term Incentive Plan (the “Plan”) was adopted by the Board of Directors of Supreme Industries, Inc., a Delaware corporation (the “Company”), on March 2, 2016 (the “Board Approval Date”), subject to approval by the Company’s shareholders (the “Effective Date”).

ARTICLE 1

PURPOSE

The purpose of the Plan is to attract and retain the services of key Employees, key Contractors, and Outside Directors of the Company and its Subsidiaries and to provide such persons with a proprietary interest in the Company through the granting of Incentive Stock Options, Nonqualified Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Awards, Dividend Equivalent Rights, and Other Awards, whether granted singly, or in combination, or in tandem, that will:

(a)                                 increase the interest of such persons in the Company’s welfare;

(b)                                 furnish an incentive to such persons to continue their services for the Company or its Subsidiaries; and

(c)                                  provide a means through which the Company may attract able persons as Employees, Contractors, and Outside Directors.

With respect to Reporting Participants, the Plan and all transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 promulgated under the Exchange Act.  To the extent any provision of the Plan or action by the Committee fails to so comply, such provision or action shall be deemed null and void ab initio, to the extent permitted by law and deemed advisable by the Committee.

ARTICLE 2

DEFINITIONS

For the purpose of the Plan, unless the context requires otherwise, the following terms shall have the meanings indicated:

2.1                               “Applicable Law” means all legal requirements relating to the administration of equity incentive plans and the issuance and distribution of shares of Common Stock, if any, under applicable corporate laws, applicable securities laws, the rules of any exchange or inter-dealer quotation system upon which the Company’s securities are listed or quoted, and any other applicable law, rule or restriction.

2.2                               “Authorized Officer” is defined in Section 3.2(b) hereof.

2.3                               “Award” means the grant of any Incentive Stock Option, Nonqualified Stock Option, Restricted Stock, SAR, Restricted Stock Unit, Performance Award, Dividend Equivalent Right or Other Award, whether granted singly or in combination or in tandem (each individually referred to herein as an “Incentive”).

2.4                               “Award Agreement” means a written agreement between a Participant and the Company which sets out the terms of the grant of an Award.

2.5                               “Award Period” means the period set forth in the Award Agreement during which one or more Incentives granted under an Award may be exercised.

2.6                               “Board” means the board of directors of the Company.

2.7                               “Change in Control” means any of the following, except as otherwise provided herein:  (i) any consolidation, merger or share exchange of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of the Company’s Common Stock would be converted into cash, securities or other property, other than a consolidation, merger or share exchange of the Company in which the holders of the Company’s Common Stock immediately prior to such transaction have the same proportionate ownership of Common Stock of the surviving corporation immediately after such transaction; (ii) any sale, lease, exchange or other transfer (excluding transfer by way of pledge or hypothecation) in one transaction or a series of related transactions, of all or substantially all of the assets of the Company; (iii) the stockholders of the Company approve any plan or proposal for the liquidation or dissolution of the Company; (iv) the cessation of control (by virtue of their not constituting a majority of directors) of the Board by the individuals (the “Continuing Directors”) who (x) at the date of this Plan were directors or (y) become directors after the date of this Plan and whose election or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds (2/3rds) of the directors then in office who were directors at the date of this Plan or whose election or nomination for election was previously so approved; (v) the acquisition of beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of an aggregate of fifty percent (50%) or more of the voting power of the Company’s outstanding voting securities by any person or group (as such term is used in Rule 13d-5 under the Exchange Act) who beneficially owned less than fifty percent (50%) of the voting power of the Company’s outstanding voting securities on the date of this Plan; provided, however, that notwithstanding the foregoing, an acquisition shall not constitute a Change in Control hereunder if the acquirer is (x) a trustee or other fiduciary holding securities under an employee benefit plan of the Company and acting in such capacity, (y) a Subsidiary of the Company or a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of voting securities of the Company or (z) any other person whose acquisition of shares of voting securities is approved in advance by a majority of the Continuing Directors; or (vi) in a Title 11 bankruptcy proceeding, the appointment of a trustee or the conversion of a case involving the Company to a case under Chapter 7.

Notwithstanding the foregoing provisions of this Section 2.7, in the event an Award issued under the Plan is subject to Section 409A of the Code, then, in lieu of the foregoing definition and to the extent necessary to comply with the requirements of Section 409A of the Code, the definition of “Change in Control” for purposes of such Award shall be the definition provided for under Section 409A of the Code and the treasury regulations or other guidance issued thereunder.

2.8                               “Claims” means any claim, liability or obligation of any nature, arising out of or relating to this Plan or an alleged breach of this Plan, or an Award Agreement.

2.9                               “Code” means the United States Internal Revenue Code of 1986, as amended.

2.10                        “Committee” means the committee appointed or designated by the Board to administer the Plan in accordance with Article 3 of this Plan.

2.11                        “Common Stock” means the Class A Common Stock, par value $0.10 per share, which the Company is currently authorized to issue or may in the future be authorized to issue, or any securities into which or for which the common stock of the Company may be converted or exchanged, as the case may be, pursuant to the terms of this Plan.

2.12                        “Company” means Supreme Industries, Inc., a Delaware corporation, and any successor entity.

2.13                        “Continuing Directors” is defined in Section 2.7 hereof.

2.14                        “Contractor” means any natural person, who is not an Employee, rendering bona fide services to the Company or a Subsidiary, with compensation, pursuant to a written independent contractor agreement between such person (or any entity employing such person) and the Company or a Subsidiary, provided that such services are not rendered in connection with the offer or sale of securities in a capital raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities.

2.15                        “Corporation” means any entity that (i) is defined as a corporation under Section 7701 of the Code and (ii) is the Company or is in an unbroken chain of corporations (other than the Company) beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing a majority of the total combined voting power of all classes of stock in one of the other corporations in the chain.  For purposes of clause (ii) hereof, an entity shall be treated as a “corporation” if it satisfies the definition of a corporation under Section 7701 of the Code.

2.16                        “Date of Grant” means the effective date on which an Award is made to a Participant as set forth in the applicable Award Agreement; provided, however, that solely for purposes of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder, the Date of Grant of an Award shall be the date of stockholder approval of the Plan if such date is later than the effective date of such Award as set forth in the Award Agreement.

2.17                        “Dividend Equivalent Right” means the right of the holder thereof to receive credits based on the cash dividends that would have been paid on the shares of Common Stock specified in the Award if such shares were held by the Participant to whom the Award is made.

2.18                        “Employee” means a common law employee (as defined in accordance with the Regulations and Revenue Rulings then applicable under Section 3401(c) of the Code) of the Company or any Subsidiary of the Company.

2.19                        “Exchange Act” means the United States Securities Exchange Act of 1934, as amended.

2.20                        “Exercise Date” is defined in Section 8.3(b) hereof.

2.21                        “Exercise Notice” is defined in Section 8.3(b) hereof.

2.22                        “Executive Officer” means an officer of the Company or a Subsidiary subject to Section 16 of the Exchange Act or a “covered employee” as defined in Section 162(m)(3) of the Code.

2.23                        “Exempt Shares” means shares of Common Stock subject to an Award for which the Committee has accelerated vesting in accordance with Section 7.2.  No more than ten percent (10%) of the shares of Common Stock that may be delivered pursuant to Awards may be shares designated as “Exempt Shares.”

2.24                        “Fair Market Value” means, as of a particular date, (a) if the shares of Common Stock are listed on any established national securities exchange, the closing sales price per share of Common Stock on the consolidated transaction reporting system for the principal securities exchange for the Common Stock on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported; (b) if the shares of Common Stock are not so listed, but are quoted on an automated quotation system, the closing sales price per share of Common Stock reported on the automated quotation system on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported; (c) if the Common Stock is not so listed or quoted, the mean between the closing bid and asked price on that date, or, if there are no quotations available for such date, on the last preceding date on which such quotations shall be available, as reported by the National Association of Securities Dealers, Inc.’s OTC Bulletin Board or Pink OTC Markets, Inc. (previously known as National Quotation Bureau, Inc.); or (d) if none of the above is applicable, such amount as may be determined by the Board (acting on the advice of an Independent Third Party, should the Board elect in its sole discretion to utilize an Independent Third Party for this purpose), in good faith, to be the fair market value per share of Common Stock.  The determination of Fair Market Value shall, where applicable, be in compliance with Section 409A of the Code.

2.25                        “Full Value Award” means any Award with a net benefit to the Participant, without regard to any restrictions such as those described in Section 6.4(b), equal to the aggregate Fair Market Value of the total shares of Common Stock subject to the Award.  Full Value Awards include Restricted Stock and Restricted Stock Units, but do not include Stock Options and SARs.

2.26                        “Immediate Family Members” is defined in Section 15.8 hereof.

2.27                        “Incentive” is defined in Section 2.2 hereof.

2.28                        “Incentive Stock Option” means an incentive stock option within the meaning of Section 422 of the Code, granted pursuant to this Plan.

2.29                        “Independent Third Party” means an individual or entity independent of the Company having experience in providing investment banking or similar appraisal or valuation services and with expertise generally in the valuation of securities or other property for purposes of this Plan.  The Board may utilize one or more Independent Third Parties.

2.30                        “Nonqualified Stock Option” means a nonqualified stock option, granted pursuant to this Plan, which is not an Incentive Stock Option.

2.31                        “Option Price” means the price which must be paid by a Participant upon exercise of a Stock Option to purchase a share of Common Stock.

2.32                        “Other Award” means an Award issued pursuant to Section 6.9 hereof.

2.33                        “Outside Director” means a director of the Company who is not an Employee or a Contractor.

2.34                        “Participant” means an Employee, Contractor or Outside Director to whom an Award is granted under this Plan.

2.35                        “Performance Award” means an Award hereunder of cash, shares of Common Stock, units or rights based upon, payable in, or otherwise related to, Common Stock pursuant to Section 6.7 hereof.

2.36                        “Performance Criteria” is defined in Section 6.10 hereof.

2.37                        “Performance Goal” means any of the goals set forth in Section 6.10 hereof.

2.38                        “Plan” means this Supreme Industries, Inc. 2016 Long-Term Incentive Plan, as amended from time to time.

2.39                        “Prior Plan Awards” means (i) any awards under the Prior Plan that are outstanding on the Effective Date, and that, on or after the Effective Date, are forfeited, expire or are canceled; and (ii) any shares subject to awards relating to Common Stock under the Prior Plan that, on or after the Effective Date, are settled in cash.

2.40                        “Prior Plan” means the Supreme Industries, Inc. 2012 Long-Term Incentive Plan dated March 21, 2012.

2.41                        “Reporting Participant” means a Participant who is subject to the reporting requirements of Section 16 of the Exchange Act.

2.42                        “Restricted Stock” means shares of Common Stock issued or transferred to a Participant pursuant to Section 6.4 of this Plan which are subject to restrictions or limitations set forth in this Plan and in the related Award Agreement.

2.43                        “Restricted Stock Units” means units awarded to Participants pursuant to Section 6.6 hereof, which are convertible into Common Stock at such time as such units are no longer subject to restrictions as established by the Committee.

2.44                        “Restriction Period” is defined in Section 6.4(b)(i) hereof.

2.45                        “Retirement” means any Termination of Service solely due to retirement upon or after attainment of age sixty-five (65), or permitted early retirement as determined by the Committee.

2.46                        “SAR” or “Stock Appreciation Right” means the right to receive an amount, in cash and/or Common Stock, equal to the excess of the Fair Market Value of a specified number of shares of Common Stock as of the date the SAR is exercised (or, as provided in the Award Agreement, converted) over the SAR Price for such shares.

2.47                        “SAR Price” means the exercise price or conversion price of each share of Common Stock covered by a SAR, determined on the Date of Grant of the SAR.

2.48                        “Spread” is defined in Section 12.4(b) hereof.

2.49                        “Stock Option” means a Nonqualified Stock Option or an Incentive Stock Option.

2.50                        “Subsidiary” means (i) any corporation in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing a majority of the total combined voting power of all classes of stock in one of the other corporations in the chain, (ii) any limited partnership, if the Company or any corporation described in item (i) above owns a majority of the general partnership interest and a majority of the limited partnership interests entitled to vote on the removal and replacement of the general partner, and (iii) any partnership or limited liability company, if the partners or members thereof are composed only of the Company, any corporation listed in item (i) above or any limited partnership listed in item (ii) above.  “Subsidiaries” means more than one of any such corporations, limited partnerships, partnerships or limited liability companies.

2.51                        “Tenure Award” means an Award hereunder of cash, shares of Common Stock, units or rights based upon, payable in, or otherwise related to, Common Stock that vests over time based upon the Participant’s continued employment with or service to the Company or its Subsidiaries.

2.52                        “Termination of Service” occurs when a Participant who is (i) an Employee of the Company or any Subsidiary ceases to serve as an Employee of the Company and its Subsidiaries, for any reason; (ii) an Outside Director of the Company or a Subsidiary ceases to serve as a director of the Company and its Subsidiaries for any reason; or (iii) a Contractor of the Company or a

Subsidiary ceases to serve as a Contractor of the Company and its Subsidiaries for any reason.  Except as may be necessary or desirable to comply with applicable federal or state law, a “Termination of Service” shall not be deemed to have occurred when a Participant who is an Employee becomes an Outside Director or Contractor or vice versa.  If, however, a Participant who is an Employee and who has an Incentive Stock Option ceases to be an Employee but does not suffer a Termination of Service, and if that Participant does not exercise the Incentive Stock Option within the time required under Section 422 of the Code upon ceasing to be an Employee, the Incentive Stock Option shall thereafter become a Nonqualified Stock Option.  Notwithstanding the foregoing provisions of this Section 2.52, in the event an Award issued under the Plan is subject to Section 409A of the Code, then, in lieu of the foregoing definition and to the extent necessary to comply with the requirements of Section 409A of the Code, the definition of “Termination of Service” for purposes of such Award shall be the definition of “separation from service” provided for under Section 409A of the Code and the regulations or other guidance issued thereunder.

2.53                        “Total and Permanent Disability” means a Participant is qualified for long-term disability benefits under the Company’s or Subsidiary’s disability plan or insurance policy; or, if no such plan or policy is then in existence or if the Participant is not eligible to participate in such plan or policy, that the Participant, because of a physical or mental condition resulting from bodily injury, disease, or mental disorder, is unable to perform his or her duties of employment for a period of six (6) continuous months, as determined in good faith by the Committee, based upon medical reports or other evidence satisfactory to the Committee; provided that, with respect to any Incentive Stock Option, Total and Permanent Disability shall have the meaning given it under the rules governing Incentive Stock Options under the Code.  Notwithstanding the foregoing provisions of this Section 2.53, in the event an Award issued under the Plan is subject to Section 409A of the Code, then, in lieu of the foregoing definition and to the extent necessary to comply with the requirements of Section 409A of the Code, the definition of “Total and Permanent Disability” for purposes of such Award shall be the definition of “disability” provided for under Section 409A of the Code and the regulations or other guidance issued thereunder.

ARTICLE 3

ADMINISTRATION

3.1                               General Administration; Establishment of Committee.  Subject to the terms of this Article 3, the Plan shall be administered by the Board or such committee of the Board as is designated by the Board to administer the Plan (the “Committee”).  The Committee shall consist of not fewer than two persons.  Any member of the Committee may be removed at any time, with or without cause, by resolution of the Board. Any vacancy occurring in the membership of the Committee may be filled by appointment by the Board.  At any time there is no Committee to administer the Plan, any references in this Plan to the Committee shall be deemed to refer to the Board.

Membership on the Committee shall be limited to those members of the Board who are “outside directors” under Section 162(m) of the Code and “non-employee directors” as defined in Rule 16b-3 promulgated under the Exchange Act.  The Committee shall select one of its members to act as its Chairman.  A majority of the Committee shall constitute a quorum, and the act of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the act of the Committee.

3.2                               Designation of Participants and Awards.

(a)                                 The Committee or the Board shall determine and designate from time to time the eligible persons to whom Awards will be granted and shall set forth in each related Award Agreement, where applicable, the Award Period, the Date of Grant, and such other terms, provisions, limitations, and performance requirements, as are approved by the Committee, but not inconsistent with the Plan.  The Committee shall determine whether an Award shall include one type of Incentive or two or more Incentives granted in combination or two or more Incentives granted in tandem (that is, a joint grant where exercise of one Incentive results in cancellation of all or a portion of the other Incentive).  Although the members of the Committee shall be eligible to receive Awards, all decisions with respect to any Award, and the terms and conditions thereof, to be granted under the Plan to any member of the Committee shall be made solely and exclusively by the other members of the Committee, or if such member is the only member of the Committee, by the Board.

(b)                                 Notwithstanding Section 3.2(a), to the extent permitted by Applicable Law, the Board may, in its discretion and by a resolution adopted by the Board, authorize one or more officers of the Company (an “Authorized Officer”) to (i) designate one or more Employees as eligible persons to whom Nonqualified Stock Options, Incentive Stock Options or SARs will be granted under the Plan, and (ii) determine the number of shares of Common Stock that will be subject to such Nonqualified Stock Options, Incentive Stock Options or SARs; provided, however, that the resolution of the Board granting such authority shall (x) specify the total number of shares of Common Stock that may be made subject to the Nonqualified Stock Options, Incentive Stock Options or SARs, (y) set forth the price or prices (or a formula by which such price or prices may be determined) to be paid for the purchase of the Common Stock subject to such Nonqualified Stock Options, Incentive Stock Options or SARs, and (z) not authorize an officer to designate himself as a recipient of any Award.

3.3                               Authority of the Committee.  The Committee, in its discretion, shall (i) interpret the Plan and Award Agreements, (ii) prescribe, amend, and rescind any rules and regulations, as necessary or appropriate for the administration of the Plan, (iii) establish performance goals for an Award and certify the extent of their achievement, and (iv) make such other determinations or certifications and take such other action as it deems necessary or advisable in the administration of the Plan.  Any interpretation, determination, or other action made or taken by the Committee shall be final, binding, and conclusive on all interested parties.  The Committee’s discretion set forth herein shall not be limited by any provision of the Plan, including any provision which by its terms is applicable notwithstanding any other provision of the Plan to the contrary.

The Committee may delegate to officers of the Company, pursuant to a written delegation, the authority to perform specified functions under the Plan.  Any actions taken by any officers of the Company pursuant to such written delegation of authority shall be deemed to have been taken by the Committee.

With respect to restrictions in the Plan that are based on the requirements of Rule 16b-3 promulgated under the Exchange Act, Section 422 of the Code, Section 162(m) of the Code, the rules of any exchange or inter-dealer quotation system upon which the Company’s securities are listed or quoted, or any other Applicable Law, to the extent that any such restrictions are no longer required by Applicable Law, the Committee shall have the sole discretion and authority to grant Awards that are not subject to such mandated restrictions and/or to waive any such mandated restrictions with respect to outstanding Awards.

ARTICLE 4

ELIGIBILITY

Any Employee (including an Employee who is also a director or an officer), Contractor or Outside Director of the Company whose judgment, initiative, and efforts contributed or may be expected to contribute to the successful performance of the Company is eligible to participate in the Plan; provided that only Employees of a Corporation shall be eligible to receive Incentive Stock Options.  The Committee, upon its own action, may grant, but shall not be required to grant, an Award to any Employee, Contractor or Outside Director.  Awards may be granted by the Committee at any time and from time to time to new Participants, or to then Participants, or to a greater or lesser number of Participants, and may include or exclude previous Participants, as the Committee shall determine.  Except as required by this Plan, Awards need not contain similar provisions.  The Committee’s determinations under the Plan (including without limitation determinations of which Employees, Contractors or Outside Directors, if any, are to receive Awards, the form, amount and timing of such Awards, the terms and provisions of such Awards and the agreements evidencing same) need not be uniform and may be made by it selectively among Participants who receive, or are eligible to receive, Awards under the Plan.

ARTICLE 5

SHARES SUBJECT TO PLAN

5.1                               Number Available for Awards.  Subject to adjustment as provided in Articles 11 and 12 and subject to increase by any Prior Plan Awards eligible for reuse pursuant to Section 5.2, the maximum number of shares of Common Stock that may be delivered pursuant to Awards granted under the Plan is one million (1,000,000) shares, of which one hundred percent (100%) may be delivered pursuant to Incentive Stock Options.  Subject to adjustment pursuant to Articles 11 and 12, the maximum number of shares of Common Stock with respect to which Stock Options or SARs may be granted to an Executive Officer during any calendar year is one hundred thousand (100,000) shares of Common Stock.  Shares to be issued may be made available from authorized but unissued Common Stock, Common Stock held by the Company in its treasury, or Common Stock purchased by the Company on the open market or otherwise.  During the term of this Plan, the Company will at all times reserve and keep available the number of shares of Common Stock that shall be sufficient to satisfy the requirements of this Plan.

5.2                               Reuse of Shares.  To the extent that any Award under this Plan or any Prior Plan Awards shall be forfeited, shall expire or be canceled, in whole or in part, then the number of shares of Common Stock covered by the Award or Prior Plan Award so forfeited, expired or canceled may again be awarded pursuant to the provisions of this Plan.  In the event that previously acquired shares of Common Stock are delivered to the Company in full or partial payment of the exercise price for the exercise of a Stock Option granted under this Plan, the number of shares of Common Stock available for future Awards under this Plan shall be reduced only by the net number of shares of Common Stock issued upon the exercise of the Stock Option.  Awards that may be satisfied either by the issuance of shares of Common Stock or by cash or other consideration shall be counted against the maximum number of shares of Common Stock that may be issued under this Plan only during the period that the Award is outstanding or to the extent the Award is ultimately satisfied by the issuance of shares of Common Stock.  Shares of Common Stock otherwise deliverable pursuant to an Award that are withheld upon exercise or vesting of an Award for purposes of paying the exercise price or tax withholdings shall be treated as delivered to the Participant and shall be counted against the maximum number of shares of Common Stock that may be issued under the Plan.  Awards will not reduce the number of shares of Common Stock that may be issued pursuant to this Plan if the settlement of the Award will not require the issuance of shares of Common Stock, as, for example, a SAR that can be satisfied only by the payment of cash.  Notwithstanding any provisions of the Plan to the contrary, only shares forfeited back to the Company or shares canceled on account of termination, expiration or lapse of an Award shall again be available for grant of Incentive Stock Options under the Plan, but shall not increase the maximum  number of shares described in Section 5.1 above as the maximum number of shares of Common Stock that may be delivered pursuant to Incentive Stock Options.

ARTICLE 6

GRANT OF AWARDS

6.1                               In General.

(a)                                 The grant of an Award shall be authorized by the Committee and shall be evidenced by an Award Agreement setting forth the Incentive or Incentives being granted, the total number of shares of Common Stock subject to the Incentive(s), the Option Price (if applicable), the Award Period, the Date of Grant, and such other terms, provisions, limitations, and performance objectives, as are approved by the Committee, but (i) not inconsistent with the Plan, (ii) to the extent an Award issued under the Plan is subject to Section 409A of the Code, in compliance with the applicable requirements of Section 409A of the Code and the regulations or other guidance issued thereunder, and (iii) to the extent the Committee determines that an Award shall comply with the requirements of Section 162(m) of the Code, in compliance with the applicable requirements of Section 162(m) of the Code and the regulations and other guidance issued thereunder.  The Company shall execute an Award Agreement with a Participant after the Committee approves the issuance of an Award.  Any Award granted pursuant to this Plan must be granted within ten (10) years of the Board Approval Date. The Plan shall be submitted to the Company’s stockholders for approval at the first stockholder meeting after the Board Approval Date and no Awards may be granted under the Plan prior to the date of stockholder approval.  Any such Award granted prior to such stockholder approval shall be made subject to such stockholder approval.  The grant of an Award to a Participant shall not be deemed either to entitle the Participant to, or to disqualify the Participant from, receipt of any other Award under the Plan.

(b)                                 If the Committee establishes a purchase price for an Award, the Participant must accept such Award within a period of thirty (30) days (or such shorter period as the Committee may specify) after the Date of Grant by executing the applicable Award Agreement and paying such purchase price.

(c)                                  Any Award under this Plan that is settled in whole or in part in cash on a deferred basis may provide for interest equivalents to be credited with respect to such cash payment. Interest equivalents may be compounded and shall be paid upon such terms and conditions as may be specified by the grant.

6.2                               Option Price.  The Option Price for any share of Common Stock which may be purchased under a Nonqualified Stock Option for any share of Common Stock must be equal to or greater than the Fair Market Value of the share on the Date of Grant.  The Option Price for any share of Common Stock which may be purchased under an Incentive Stock Option must be at least equal to the Fair Market Value of the share on the Date of Grant; if an Incentive Stock Option is granted to an Employee who owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than  ten percent (10%) of the combined voting power of all classes of stock of the Company (or any parent or Subsidiary), the Option Price shall be at least one hundred ten percent (110%) of the Fair Market Value of the Common Stock on the Date of Grant.

6.3                               Maximum ISO Grants.  The Committee may not grant Incentive Stock Options under the Plan to any Employee which would permit the aggregate Fair Market Value (determined on the Date of Grant) of the Common Stock with respect to which Incentive Stock Options (under this and any other plan of the Company and its Subsidiaries) are exercisable for the first time by such Employee during any calendar year to exceed $100,000.  To the extent any Stock Option granted under this Plan which is designated as an Incentive Stock Option exceeds this limit or otherwise fails to qualify as an Incentive Stock Option, such Stock Option (or any such portion thereof) shall be a Nonqualified Stock Option.  In such case, the Committee shall designate which stock will be treated as Incentive Stock Option stock by causing the issuance of a separate stock certificate and identifying such stock as Incentive Stock Option stock on the Company’s stock transfer records.

6.4                               Restricted Stock.  If Restricted Stock is granted to or received by a Participant under an Award (including a Stock Option), the Committee shall set forth in the related Award Agreement: (i) the number of shares of Common Stock awarded, (ii) the price, if any, to be paid by the Participant for such Restricted Stock and the method of payment of the price, (iii) the time or times within which such Award may be subject to forfeiture, (iv) specified Performance Goals of the Company, a Subsidiary, any division thereof or any group of Employees of the Company, or other criteria, which the Committee determines must be met in order to remove any restrictions (including vesting) on such Award, and (v) all other terms, limitations, restrictions, and conditions of the Restricted Stock, which shall be consistent with this Plan, to the extent applicable and in the event the Committee determines that an Award shall comply with the requirements of Section 162(m) of the Code, in compliance with the requirements of Section 162(m) of the Code and the regulations and other guidance issued thereunder and, to the extent Restricted Stock granted under the Plan is subject to Section 409A of the Code, in compliance with the applicable requirements of Section 409A of the Code and the regulations or other guidance issued thereunder.  The provisions of Restricted Stock need not be the same with respect to each Participant.

(a)                                 Legend on Shares.  The Company shall electronically register the Restricted Stock awarded to a Participant in the name of such Participant, which shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, substantially as provided in Section 15.10 of the Plan.  No stock certificate or certificates shall be issued with respect to such shares of Common Stock, unless, following the expiration of the Restriction Period (as defined in Section 6.4(b)(i)) without forfeiture in respect of such shares of Common Stock, the Participant requests delivery of the certificate or certificates by submitting a written request to the Committee (or such party designated by the Company) requesting delivery of the certificates.  The Company shall deliver the certificates requested by the Participant to the Participant as soon as administratively practicable following the Company’s receipt of such request.

(b)                                 Restrictions and Conditions.  Shares of Restricted Stock shall be subject to the following restrictions and conditions:

(i)                                     Subject to the other provisions of this Plan and the terms of the particular Award Agreements, during such period as may be determined by the Committee commencing on the Date of Grant or the date of exercise of an Award (the “Restriction Period”), the Participant shall not be permitted to sell, transfer, pledge or assign shares of Restricted Stock. Except for these limitations and the limitations set forth in Section 7.2 below, the Committee may in its sole discretion, remove any or all of the restrictions on such Restricted Stock whenever it may determine that, by reason of changes in Applicable Laws or other changes in circumstances arising after the date of the Award, such action is appropriate.

(ii)                                  Except as provided in sub-paragraph (i) above or in the applicable Award Agreement, the Participant shall have, with respect to his or her Restricted Stock, all of the rights of a stockholder of the Company, including the right to vote the shares, and the right to receive any dividends thereon.  Certificates for shares of Common Stock free of restriction under this Plan shall be delivered to the Participant promptly after, and only after, the Restriction Period shall expire without forfeiture in respect of such shares of Common Stock or after any other restrictions imposed on such shares of Common Stock by the applicable Award Agreement or other agreement have expired.  Certificates for the shares of Common Stock forfeited under the provisions of the Plan and the applicable Award Agreement shall be promptly returned to the Company by the forfeiting Participant.  Each Award Agreement shall require that each Participant, in connection with the issuance of a certificate for Restricted Stock, shall endorse such certificate in blank or execute a stock power in form satisfactory to the Company in blank and deliver such certificate and executed stock power to the Company.

(iii)                               The Restriction Period of Restricted Stock shall commence on the Date of Grant or the date of exercise of an Award, as specified in the Award Agreement, and, subject to Article 12 of the Plan, unless otherwise established by the Committee in the Award Agreement setting forth the terms of the Restricted Stock, shall expire upon satisfaction of the conditions set forth in the Award Agreement; such conditions may provide for vesting based on such Performance Goals, as may be determined by the Committee in its sole discretion.

(iv)                              Except as otherwise provided in the particular Award Agreement, upon Termination of Service for any reason during the Restriction Period, the nonvested shares of Restricted Stock shall be forfeited by the Participant.  In the event a Participant has paid any consideration to the Company for such forfeited Restricted Stock, the Committee shall specify in the Award Agreement that either (i) the Company shall be obligated to, or (ii) the Company may, in its sole discretion, elect to, pay to the Participant, as soon as practicable after the event causing forfeiture, in cash, an amount equal to the lesser of the total consideration paid by the Participant for such forfeited shares or the Fair Market Value of such forfeited shares as of the date of Termination of Service, as the Committee, in its sole discretion shall select. Upon any forfeiture, all rights of a Participant with respect to the forfeited shares of the Restricted Stock shall cease and terminate, without any further obligation on the part of the Company.

6.5                               SARs.  The Committee may grant SARs to any Participant, either as a separate Award or in connection with a Stock

Option.  SARs shall be subject to such terms and conditions as the Committee shall impose, provided that such terms and conditions are (i) not inconsistent with the Plan, (ii) to the extent a SAR issued under the Plan is subject to Section 409A of the Code, in compliance with the applicable requirements of Section 409A of the Code and the regulations or other guidance issued thereunder, and (iii) to the extent the Committee determines that a SAR shall comply with the requirements of Section 162(m) of the Code, in compliance with the applicable requirements of Section 162(m) and the regulations and other guidance issued thereunder.  The grant of the SAR may provide that the holder may be paid for the value of the SAR either in cash or in shares of Common Stock, or a combination thereof.  In the event of the exercise of a SAR payable in shares of Common Stock, the holder of the SAR shall receive that number of whole shares of Common Stock having an aggregate Fair Market Value on the date of exercise equal to the value obtained by multiplying (i) the difference between the Fair Market Value of a share of Common Stock on the date of exercise over the SAR Price as set forth in such SAR (or other value specified in the agreement granting the SAR), by (ii) the number of shares of Common Stock as to which the SAR is exercised, with a cash settlement to be made for any fractional shares of Common Stock.  The SAR Price for any share of Common Stock subject to a SAR may be equal to or greater than the Fair Market Value of the share on the Date of Grant.  The Committee, in its sole discretion, may place a ceiling on the amount payable upon exercise of a SAR, but any such limitation shall be specified at the time that the SAR is granted.

6.6                               Restricted Stock Units.  Restricted Stock Units may be awarded or sold to any Participant under such terms and conditions as shall be established by the Committee, provided, however, that such terms and conditions are (i) not inconsistent with the Plan, (ii) to the extent a Restricted Stock Unit issued under the Plan is subject to Section 409A of the Code, in compliance with the applicable requirements of Section 409A of the Code and the regulations or other guidance issued thereunder, and (iii) to the extent the Committee determines that a Restricted Stock Unit award shall comply with the requirements of Section 162(m) of the Code, in compliance with the applicable requirements of Section 162(m) and the regulations and other guidance issued thereunder.  The grant of a Restricted Stock Unit may provide that the holder may be paid for the value of the Restricted Stock Unit either in cash or in shares of Common Stock, or a combination thereof.  Restricted Stock Units shall be subject to such restrictions as the Committee determines, including, without limitation, (a) a prohibition against sale, assignment, transfer, pledge, hypothecation or other encumbrance for a specified period; or (b) a requirement that the holder forfeit (or in the case of shares of Common Stock or units sold to the Participant, resell to the Company at cost) such shares or units in the event of Termination of Service during the period of restriction.

6.7                               Performance Awards.

(a)                                 The Committee may grant Performance Awards to one or more Participants.  The terms and conditions of Performance Awards shall be specified at the time of the grant and may include provisions establishing the performance period, the Performance Goals to be achieved during a performance period, and the maximum or minimum settlement values, provided that such terms and conditions are (i) not inconsistent with the Plan and (ii) to the extent a Performance Award issued under the Plan is subject to Section 409A of the Code, in compliance with the applicable requirements of Section 409A of the Code and the regulations or other guidance issued thereunder.  If the Performance Award is to be in shares of Common Stock, the Performance Awards may provide for the issuance of the shares of Common Stock at the time of the grant of the Performance Award or at the time of  the certification by the Committee that the Performance Goals for the performance period have been met; provided, however, if shares of Common Stock are issued at the time of the grant of the Performance Award and if, at the end of the performance period, the Performance Goals are not certified by the Committee to have been fully satisfied, then, notwithstanding any other provisions of this Plan to the contrary, the Common Stock shall be forfeited in accordance with the terms of the grant to the extent the Committee determines that the Performance Goals were not met.  The forfeiture of shares of Common Stock issued at the time of the grant of the Performance Award due to failure to achieve the established Performance Goals shall be separate from and in addition to any other restrictions provided for in this Plan that may be applicable to such shares of Common Stock.  Each Performance Award granted to one or more Participants shall have its own terms and conditions.

To the extent the Committee determines that a Performance Award shall comply with the requirements of Section 162(m) of the Code and the regulations and other guidance issued thereunder, and if it is determined to be necessary in order to satisfy Section 162(m) of the Code, at the time of the grant of a Performance Award (other than a Stock Option) and to the extent permitted under Section 162(m) of the Code and the regulations issued thereunder, the Committee shall provide for the manner in which the Performance Goals shall be reduced to take into account the negative effect on the achievement of specified levels of the Performance Goals which may result from enumerated corporate transactions, events that are of an unusual nature or indicate infrequency of occurrence, extraordinary events, accounting changes and other similar occurrences which were unanticipated at the time the Performance Goal was initially established.  In no event, however, may the Committee increase the amount earned under such a Performance Award, unless the reduction in the Performance Goals would reduce or eliminate the amount to be earned under the Performance Award and the Committee determines not to make such reduction or elimination.

With respect to a Performance Award that is not intended to satisfy the requirements of Code Section 162(m), if the Committee determines, in its sole discretion, that the established performance measures or objectives are no longer suitable because of a change in the Company’s business, operations, corporate structure, or for other reasons that the Committee deemed satisfactory, the Committee may modify the performance measures or objectives and/or the performance period.

(b)                                 Performance Awards may be valued by reference to the Fair Market Value of a share of Common Stock or according to any formula or method deemed appropriate by the Committee, in its sole discretion, including, but not limited to, achievement of Performance Goals or other specific financial, production, sales or cost performance objectives that the Committee believes to be relevant to the Company’s business and/or remaining in the employ of the Company or  a Subsidiary for a specified period of time.  Performance Awards may be paid in cash, shares of Common Stock, or other consideration, or any combination thereof.  If payable in shares of Common Stock, the consideration for the issuance of such shares may be the achievement of the performance objective established at the time of the grant of the Performance Award.  Performance Awards may be payable in a single payment or in installments and may be payable at a specified date or dates or upon attaining the performance objective.  The extent to which any applicable performance objective has been achieved shall be conclusively determined by the Committee.

(c)                                  Notwithstanding the foregoing, in order to comply with the requirements of Section 162(m) of the Code, if applicable, no Participant may receive in any calendar year Performance Awards intended to comply with the requirements of Section 162(m) of the Code which have an aggregate value of more than $500,000, and if such Performance Awards involve the issuance of shares of Common Stock, said aggregate value shall be based on the Fair Market Value of such shares on the time of the grant of the Performance Award.  In no event, however, shall any Performance Awards not intended to comply with the requirements of Section 162(m) of the Code be issued contingent upon the failure to attain the Performance Goals applicable to any Performance Awards granted hereunder that the Committee intends to comply with the requirements of Section 162(m) of the Code.

(d)                                 Notwithstanding anything to the contrary contained herein, any Performance Awards of Restricted Stock or Restricted Stock Units or other Performance Awards based on shares of Common Stock, or in whole or in part on the value of the underlying Common Stock or other securities of the Company, may not provide for the payment of dividends or dividend equivalents during the performance period, but may only provide that dividends or dividend equivalents accrued during the performance period shall be payable at the time such Performance Awards vest and are paid.

6.8                               Dividend Equivalent Rights.  The Committee may grant a Dividend Equivalent Right to any Participant, either as a component of another Award or as a separate Award. The terms and conditions of the Dividend Equivalent Right shall be specified by the grant, provided that the terms and conditions shall comply with Section 409A of the Code, if applicable.  Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently or may be deemed to be reinvested in additional shares of Common Stock (which may thereafter accrue additional dividend equivalents).  Any such reinvestment shall be at the Fair Market Value at the time thereof.  Dividend Equivalent Rights may be settled in cash or shares of Common Stock, or a combination thereof, in a single payment or in installments.  A Dividend Equivalent Right granted as a component of another Award may provide that such Dividend Equivalent Right shall be settled upon exercise, settlement, or payment of, or lapse of restrictions on, such other Award, and that such Dividend Equivalent Right granted as a component of another Award may also contain terms and conditions different from such other Award, provided, however, that in no event may a Dividend Equivalent Right be settled prior to the date that such other Award is vested.

6.9                               Other Awards.  The Committee may grant to any Participant other forms of Awards, based upon, payable in, or otherwise related to, in whole or in part, shares of Common Stock, if the Committee determines that such other form of Award is consistent with the purpose and restrictions of this Plan.  The terms and conditions of such other form of Award shall be specified by the grant.  Such Other Awards may be granted for no cash consideration, for such minimum consideration as may be required by Applicable Law, or for such other consideration as may be specified by the grant.

6.10                        Performance Goals.  Awards of Restricted Stock, Restricted Stock Units, Performance Award and Other Awards (whether relating to cash or shares of Common Stock) under the Plan may be made subject to the attainment of Performance Goals relating to one or more business criteria which, where applicable, shall be within the meaning of Section 162(m) of the Code and consist of one or more or any combination of the following criteria:  cash flow; cost; revenues; sales; ratio of debt to debt plus equity; net borrowing, credit quality or debt ratings; profit before tax; economic profit; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; gross margin; earnings per share (whether on a pre-tax, after-tax, operational or other basis); operating earnings; capital expenditures; expenses or expense levels; economic value added; ratio of operating earnings to capital spending or any other operating ratios; free cash flow; net profit; net sales; net asset value per share; the accomplishment of mergers, acquisitions, dispositions, public offerings or similar extraordinary business transactions; sales growth; price of the Company’s Common Stock; return on assets, equity or stockholders’ equity; market share; inventory levels, inventory turn or shrinkage; or total return to stockholders (“Performance Criteria”).  Any Performance Criteria may be used to measure the performance of the Company as a whole or any business unit of the Company and may be measured relative to a peer group or index.  Any Performance Criteria may include or exclude (i) events that are of an unusual nature or indicate infrequency of occurrence, (ii) gains or losses on the disposition of a business, (iii) changes in tax or accounting regulations or laws, (iv) the effect of a merger or acquisition, as identified in the Company’s quarterly and annual earnings releases, or (v) other similar occurrences.  In all other respects, Performance Criteria shall be calculated in accordance with the Company’s financial statements, under generally accepted accounting principles, or under a methodology established by the Committee prior to the issuance of an Award which is consistently applied and identified in the audited financial statements, including footnotes, or the Compensation Discussion and Analysis section of the Company’s annual report.  However, to the extent Section 162(m) of the Code is applicable, the Committee may not in any event increase the amount of compensation payable to an individual upon the attainment of a Performance Goal.

6.11                        Tandem Awards.  The Committee may grant two or more Incentives in one Award in the form of a “tandem Award,” so that the right of the Participant to exercise one Incentive shall be canceled if, and to the extent, the other Incentive is exercised.  For example, if a Stock Option and a SAR are issued in a tandem Award, and the Participant exercises the SAR with respect to one hundred (100) shares of Common Stock, the right of the Participant to exercise the related Stock Option shall be canceled to the extent of one hundred (100) shares of Common Stock.

6.12                        No Repricing of Stock Options or SARs. The Committee may not, without the approval of the Company’s shareholders, “reprice” any Stock Option or SAR.  For purposes of this Section 6.12, “reprice” means any of the following or any other action that has the same effect:  (i) amending a Stock Option or SAR to reduce its exercise price or base price, (ii) canceling a Stock Option or SAR at a time when its exercise price or base price exceeds the Fair Market Value of a share of Common Stock in exchange for cash or a Stock Option, SAR, award of Restricted Stock or other equity award with an exercise price or base price less than the exercise price or base price of the original Stock Option or SAR, or (iii) taking any other action that is treated as a repricing under generally accepted accounting principles, provided that nothing in this Section 6.12 shall prevent the Committee from making adjustments pursuant to Article 11, from exchanging or cancelling Incentives pursuant to Article 12, or substituting Incentives in accordance with Article 14.

6.13                        Recoupment for Restatements.  Notwithstanding any other language in this Plan to the contrary, the Company may recoup all or any portion of any shares or cash paid to a Participant in connection with an Award, in the event of a restatement of the Company’s financial statements as set forth in the Company’s clawback policy, if any, approved by the Company’s Board from time to time.

ARTICLE 7

AWARD PERIOD; VESTING

7.1                               Award Period.  Subject to the other provisions of this Plan, the Committee may, in its discretion, provide that an Incentive may not be exercised in whole or in part for any period or periods of time or beyond any date specified in the Award Agreement.  Except as provided in the Award Agreement, an Incentive may be exercised in whole or in part at any time during its term.  The Award Period for an Incentive shall be reduced or terminated upon Termination of Service.  No Incentive granted under the Plan may be exercised at any time after the end of its Award Period.  No portion of any Incentive may be exercised after the expiration of ten (10) years from its Date of Grant.  However, if an Employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than ten percent (10%) of the combined voting power of all classes of stock of the Company (or any parent or Subsidiary) and an Incentive Stock Option is granted to such Employee, the term of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no more than five (5) years from the Date of Grant.

7.2                               Vesting.  The Committee, in its sole discretion, shall establish the vesting terms applicable to an Incentive, provided that any such vesting terms shall not be inconsistent with the terms of the Plan, including, without limitation, this Section 7.2.  Except as otherwise provided herein, all Incentives must vest no earlier than one (1) year after the Date of Grant, and all Full Value Awards granted by the Committee that constitute Tenure Awards must vest no earlier than on a pro rata basis over the three (3) year period commencing on the Date of Grant.  Except as otherwise provided herein, the Committee may not accelerate the date on which all or any portion of an Award may be vested or waive the Restriction Period on a Full Value Award except upon (i) the Participant’s death, Total and Permanent Disability, or Retirement or (ii) upon the occurrence of a Change in Control.  Notwithstanding the foregoing, the Committee may, in its sole discretion, grant Awards with more favorable vesting provisions than set forth in this Section 7.2 or accelerate the vesting or waive the Restricted Period earlier than as otherwise provided in this Section 7.2, provided that the shares of Common Stock subject to such Awards shall be Exempt Shares.

ARTICLE 8

EXERCISE OR CONVERSION OF INCENTIVE

8.1                               In General.  A vested Incentive may be exercised or converted, during its Award Period, subject to limitations and restrictions set forth in the Award Agreement.

8.2                               Securities Law and Exchange Restrictions.  In no event may an Incentive be exercised or shares of Common Stock be issued pursuant to an Award if a necessary listing or quotation of the shares of Common Stock on a stock exchange or inter-dealer quotation system or any registration under state or federal securities laws required under the circumstances has not been accomplished.

8.3                               Exercise of Stock Option.

(a)                                 In General.  If a Stock Option is exercisable prior to the time it is vested, the Common Stock obtained on the exercise of the Stock Option shall be Restricted Stock which is subject to the applicable provisions of the Plan and the Award Agreement.  If the Committee imposes conditions upon exercise, then subsequent to the Date of Grant, the Committee may, in its sole discretion, accelerate the date on which all or any portion of the Stock Option may be exercised.  No Stock Option may be exercised for a fractional share of Common Stock.  The granting of a Stock Option shall impose no obligation upon the Participant to exercise that Stock Option.  In the event that the expiration date of a Stock Option expires during a “blackout period” (during which period of time there is an SEC prohibition against purchases or sales of Company’s securities, thereby preventing the holder of a Stock Option from exercising such Stock Option using the “cashless exercise method”), the termination date of such Stock Option shall be automatically extended to a date which is twenty (20) days following the end of such “blackout period,” provided, however, that no such extension shall occur in the event such extension would cause the option to be subject to the requirements of Section 409A of the Code and the regulations and other guidance issued thereunder.

(b)                                 Notice and Payment.  Subject to such administrative regulations as the Committee may from time to time adopt, a Stock Option may be exercised by the delivery of written notice to the Committee setting forth the number of shares of Common Stock with respect to which the Stock Option is to be exercised (the “Exercise Notice”) and the date of exercise (the “Exercise Date”) with respect to any Stock Option shall be the date that the Participant has delivered both the Exercise Notice and consideration to the Company with a value equal to the total Option Price of the shares to be purchased (plus any employment tax withholding or other tax payment due with respect to such Award), payable as provided in the Award Agreement, which may provide for payment in any one or more of the following ways:  (a) cash or check, bank draft, or money order payable to the order of the Company, (b) Common Stock (including Restricted Stock) owned by the Participant on the Exercise Date, valued at its Fair Market Value on the Exercise Date,  (c) by delivery (including by FAX or electronic transmission) to the Company or its designated agent of an executed irrevocable option exercise form (or, to the extent permitted by the Company, exercise instructions, which may be communicated in writing, telephonically, or electronically) together with irrevocable instructions from the Participant to a broker or dealer, reasonably acceptable to the Company, to sell certain of the shares of Common Stock purchased upon exercise of the Stock Option or to pledge such shares as collateral for a loan and promptly deliver to the Company the amount of sale or loan proceeds necessary to pay such purchase price, and/or (d) in any other form of valid consideration that is acceptable to the Committee in its sole discretion.  In the event that shares of Restricted Stock are tendered as consideration for the exercise of a Stock Option, a number of shares of Common Stock issued upon the exercise of the Stock Option equal to the number of shares of Restricted Stock used as consideration therefor shall be subject to the same restrictions and provisions as the Restricted Stock so tendered.  If the Participant fails to deliver the consideration described in this Section 8.3(b) within three (3) Business Days of the date of the Exercise Notice, then the Exercise Notice shall be null and void and the Company will have no obligation to deliver any shares of Common Stock to the Participant in connection with such Exercise Notice.

(c)                                  Issuance of Certificate.  Except as otherwise provided in Section 6.4 hereof (with respect to shares of Restricted Stock) or in the applicable Award Agreement, upon payment of all amounts due from the Participant, the Company shall cause the Common Stock then being purchased to be registered in the Participant’s name (or the person exercising the Participant’s Stock Option in the event of his or her death), but shall not issue certificates for the Common Stock unless the Participant or such other person requests delivery of the certificates for the Common Stock, in writing in accordance with the procedures established by the Committee.  The Company shall deliver certificates to the Participant (or the person exercising the Participant’s Stock Option in the event of his or her death) as soon as administratively practicable following the Company’s receipt of a written request from the Participant or such other person for delivery of the certificates.  Notwithstanding the forgoing, if the Participant has exercised an Incentive Stock Option, the Company may at its option retain physical possession of the certificate evidencing the shares acquired upon exercise until the expiration of the holding periods described in Section 422(a)(1) of the Code.  Any obligation of the Company to deliver shares of Common Stock shall, however, be subject to the condition that, if at any time the Committee shall determine in its discretion that the listing, registration, or qualification of the Stock Option or the Common Stock upon any securities exchange or inter-dealer quotation system or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary as a condition of, or in connection with, the Stock Option or the issuance or purchase of shares of Common Stock thereunder, the Stock Option may not be exercised in whole or in part unless such listing, registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not reasonably acceptable to the Committee.

(d)                                 Failure to Pay.  Except as may otherwise be provided in an Award Agreement, if the Participant fails to pay for any of the Common Stock specified in such notice or fails to accept delivery thereof, that portion of the Participant’s Stock Option and right to purchase such Common Stock may be forfeited by the Participant.

8.4                               SARs.  Subject to the conditions of this Section 8.4 and such administrative regulations as the Committee may from time to time adopt, a SAR may be exercised by the delivery (including by FAX) of written notice to the Committee setting forth the number of shares of Common Stock with respect to which the SAR is to be exercised and the Exercise Date, which with respect to any SAR shall be the date that the Participant has delivered both the written notice and consideration to the Company with  a value equal to any employment tax withholding or other tax payment due with respect to such Award.  Subject to the terms of the Award Agreement and only if permissible under Section 409A of the Code and the regulations or other guidance issued thereunder (or, if not so permissible, at such time as permitted by Section 409A of the Code and the regulations or other guidance issued thereunder), the Participant shall receive from the Company in exchange therefor in the discretion of the Committee, and subject to the terms of the Award Agreement:

(a)                                 cash in an amount equal to the excess (if any) of the Fair Market Value (as of the Exercise Date, or if provided in the Award Agreement, conversion, of the SAR) per share of Common Stock over the SAR Price per share specified in such SAR, multiplied by the total number of shares of Common Stock of the SAR being surrendered;

(b)                                 that number of shares of Common Stock having an aggregate Fair Market Value (as of the Exercise Date, or if provided in the Award Agreement, conversion, of the SAR) equal to the amount of cash otherwise payable to the Participant, with a cash settlement to be made for any fractional share interests; or

(c)                                  the Company may settle such obligation in part with shares of Common Stock and in part with cash.

The distribution of any cash or Common Stock pursuant to the foregoing sentence shall be made at such time as set forth in the Award Agreement.

8.5                               Disqualifying Disposition of Incentive Stock Option.  If shares of Common Stock acquired upon exercise of an Incentive Stock Option are disposed of by a Participant prior to the expiration of either two (2) years from the Date of Grant of such Stock Option or one (1) year from the transfer of shares of Common Stock to the Participant pursuant to the exercise of such Stock Option, or in any other disqualifying disposition within the meaning of Section 422 of the Code, such Participant shall notify the Company in writing of the date and terms of such disposition.  A disqualifying disposition by a Participant shall not affect the status of any other Stock Option granted under the Plan as an Incentive Stock Option within the meaning of Section 422 of the Code.

ARTICLE 9

AMENDMENT OR DISCONTINUANCE

Subject to the limitations set forth in this Article 9, the Board may at any time and from time to time, without the consent of the Participants, alter, amend, revise, suspend, or discontinue the Plan in whole or in part; provided, however, that no amendment for which stockholder approval is required either (i) by any securities exchange or inter-dealer quotation system on which the Common Stock is listed or traded or (ii) in order for the Plan and Incentives awarded under the Plan to continue to comply with Sections 162(m), 421, and 422 of the Code, including any successors to such Sections, or other Applicable Law, shall be effective unless such amendment shall be approved by the requisite vote of the stockholders of the Company entitled to vote thereon.  Any such amendment shall, to the extent deemed necessary or advisable by the Committee, be applicable to any outstanding Incentives theretofore granted under the Plan, notwithstanding any contrary provisions contained in any Award Agreement.  In the event of any such amendment to the Plan, the holder of any Incentive outstanding under the Plan shall, upon request of the Committee and as a condition to the exercisability thereof, execute a conforming amendment in the form prescribed by the Committee to any Award Agreement relating thereto.  Notwithstanding anything contained in this Plan to the contrary, unless required by law, no action contemplated or permitted by this Article 9 shall adversely affect any rights of Participants or obligations of the Company to Participants with respect to any Incentive theretofore granted under the Plan without the consent of the affected Participant.

ARTICLE 10

TERM

The Plan shall be effective from the Effective Date.  Unless sooner terminated by action of the Board, the Plan will terminate on the tenth anniversary of the Effective Date, but Incentives granted before that date will continue to be effective in accordance with their terms and conditions.

ARTICLE 11

CAPITAL ADJUSTMENTS

In the event that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, stock split, reverse stock split, rights offering, reorganization, merger, consolidation, split-up, spin-off, split-off, combination, subdivision, repurchase, or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event affects the fair value of an Award, then the Committee shall adjust any or all of the following so that the fair value of the Award immediately after the transaction or event is equal to the fair value of the Award immediately prior to the transaction or event (i) the number of shares and type of Common Stock (or the securities or property) which thereafter may be made the subject of Awards, (ii) the number of shares and type of Common Stock (or other securities or property) subject to outstanding Awards, (iii) the number of shares and type of Common Stock (or other securities or property) specified as the annual per-participant limitation under Section 5.1 of the Plan, (iv) the Option Price of each outstanding Award, (v) the amount, if any, the Company pays for forfeited shares of Common Stock in accordance with Section 6.4, and (vi) the number of or SAR Price of shares of Common Stock then subject to outstanding SARs previously granted and unexercised under the Plan to the end that the same proportion of the Company’s issued and outstanding shares of Common Stock in each instance shall remain subject to exercise at the same aggregate SAR Price; provided however, that the number of shares of Common Stock (or other securities or property) subject to any Award shall always be a whole number.  Notwithstanding the foregoing, no such adjustment shall be made or authorized to the extent that such adjustment would cause the Plan or any Stock Option to violate Section 422 of the Code or Section 409A of the Code.  Such adjustments shall be made in accordance with the rules of any securities exchange, stock market, or stock quotation system to which the Company is subject.

Upon the occurrence of any such adjustment, the Company shall provide notice to each affected Participant of its computation of such adjustment which shall be conclusive and shall be binding upon each such Participant.

ARTICLE 12

RECAPITALIZATION, MERGER AND CONSOLIDATION

12.1                        No Effect on Company’s Authority.  The existence of this Plan and Incentives granted hereunder shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations, or other changes in the Company’s capital structure and its business, or any Change in Control, or any merger or consolidation of the Company, or any issuance of bonds, debentures, preferred or preference stocks ranking prior to or otherwise affecting the Common Stock or the rights thereof (or any rights, options, or warrants to purchase same), or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

12.2                        Conversion of Incentives Where Company Survives.  Subject to any required action by the stockholders and except as otherwise provided by Section 12.4 hereof or as may be required to comply with Section 409A of the Code and the regulations or other guidance issued thereunder, if the Company shall be the surviving or resulting corporation in any merger, consolidation or share exchange, any Incentive granted hereunder shall pertain to and apply to the securities or rights (including cash, property, or assets) to which a holder of the number of shares of Common Stock subject to the Incentive would have been entitled.

12.3                        Exchange or Cancellation of Incentives Where Company Does Not Survive.  Except as otherwise provided by Section 12.4 hereof or as may be required to comply with Section 409A of the Code and the regulations or other guidance issued thereunder, in the event the acquiror or the surviving or resulting corporation does not agree to assume the Incentives or in the event of any merger, consolidation or share exchange pursuant to which the Company is not the surviving or resulting corporation, there shall be substituted for each share of Common Stock subject to the unexercised portions of outstanding Incentives, that number of shares of each class of stock or other securities or that amount of cash, property, or assets of the surviving, resulting or consolidated company which were distributed or distributable to the stockholders of the Company in respect to each share of Common Stock held by them, such outstanding Incentives to be thereafter exercisable for such stock, securities, cash, or property in accordance with their terms.

12.4                        Cancellation of Incentives.  Notwithstanding the provisions of Sections 12.2 and 12.3 hereof, and except as otherwise provided by this Section 12.4 regarding Performance Awards and as may be required to comply with Section 409A of the Code and the regulations or other guidance issued thereunder, in the event the acquiror or the surviving or resulting corporation does not agree to assume the Incentives, all Incentives granted hereunder may be canceled by the Company, in its sole discretion, as of the effective date of any Change in Control, merger, consolidation or share exchange, or any issuance of bonds, debentures, preferred or preference stocks ranking prior to or otherwise affecting the Common Stock or the rights thereof (or any rights, options, or warrants to purchase same), or of any proposed sale of all or substantially all of the assets of the Company, or of any dissolution or liquidation of the Company, by either:

(a)                                 giving notice to each holder thereof or his personal representative of its intention to cancel those Incentives for which the issuance of shares of Common Stock involved payment by the Participant for such shares, and permitting the purchase during the thirty (30) day period next preceding such effective date of any or all of the shares of Common Stock subject to such outstanding Incentives, including in the Board’s discretion some or all of the shares as to which such Incentives would not otherwise be vested and exercisable; or

(b)                                 in the case of Incentives that are either (i) settled only in shares of Common Stock, or (ii) at the election of the Participant, settled in shares of Common Stock, paying the holder thereof an amount equal to a reasonable estimate of the difference between the net amount per share payable in such transaction or as a result of such transaction, and the price per share of such Incentive to be paid by the Participant (hereinafter the “Spread”), multiplied by the number of shares subject to the Incentive.  In cases where the shares constitute, or would after exercise, constitute Restricted Stock, the Company, in its discretion, may include some or all of those shares in the calculation of the amount payable hereunder.  In estimating the Spread, appropriate adjustments to give effect to the existence of the Incentives shall be made, such as deeming the Incentives to have been exercised, with the Company receiving the exercise price payable thereunder, and treating the shares receivable upon exercise of the Incentives as being outstanding in determining the net amount per share.  In cases where the proposed transaction consists of the acquisition of assets of the Company, the net amount per share shall be calculated on the basis of the net amount receivable with respect to shares of Common Stock upon a distribution and liquidation by the Company after giving effect to expenses and charges, including but not limited to taxes, payable by the Company before such liquidation could be completed.

An Award that by its terms would be fully vested or exercisable upon a Change in Control will be considered vested or exercisable for purposes of Section 12.4(a) hereof.  Notwithstanding the foregoing, with respect to Performance Awards, the Committee only may approve the acceleration of vesting and/or cash-out if (i) the amount payable or vested is linked to the achievement of the Performance Goals for such Performance Award as of the date of the Change in Control and/or (ii) the amount to be paid or vested under the Performance Award on the Change in Control is prorated based on the time elapsed in the applicable performance period between the Performance Award’s Date of Grant and the Change in Control.

ARTICLE 13

LIQUIDATION OR DISSOLUTION

Subject to Section 12.4 hereof, in case the Company shall, at any time while any Incentive under this Plan shall be in force and remain unexpired, (i) sell all or substantially all of its property, or (ii) dissolve, liquidate, or wind up its affairs, then each Participant shall be entitled to receive, in lieu of each share of Common Stock of the Company which such Participant would have been entitled to receive under the Incentive, the same kind and amount of any securities or assets as may be issuable, distributable, or payable upon any such sale, dissolution, liquidation, or winding up with respect to each share of Common Stock of the Company.  If the Company shall, at any time prior to the expiration of any Incentive, make any partial distribution of its assets, in the nature of a partial liquidation, whether payable in cash or in kind (but excluding the distribution of a cash dividend payable out of earned surplus and designated as such) and an adjustment is determined by the Committee to be appropriate to prevent the dilution of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, make such adjustment in accordance with the provisions of Article 11 hereof.

ARTICLE 14

INCENTIVES IN SUBSTITUTION FOR

INCENTIVES GRANTED BY OTHER ENTITIES

Incentives may be granted under the Plan from time to time in substitution for similar instruments held by employees, independent contractors or directors of a corporation, partnership, or limited liability company who become or are about to become

Employees, Contractors or Outside Directors of the Company or any Subsidiary as a result of a merger or consolidation of the employing corporation with the Company, the acquisition by the Company of equity of the employing entity, or any other similar transaction pursuant to which the Company becomes the successor employer.  The terms and conditions of the substitute Incentives so granted may vary from the terms and conditions set forth in this Plan to such extent as the Committee at the time of grant may deem appropriate to conform, in whole or in part, to the provisions of the incentives in substitution for which they are granted.

ARTICLE 15

MISCELLANEOUS PROVISIONS

15.1                        Investment Intent.  The Company may require that there be presented to and filed with it by any Participant under the Plan, such evidence as it may deem necessary to establish that the Incentives granted or the shares of Common Stock to be purchased or transferred are being acquired for investment and not with a view to their distribution.

15.2                        No Right to Continued Employment.  Neither the Plan nor any Incentive granted under the Plan shall confer upon any Participant any right with respect to continuance of employment by the Company or any Subsidiary.

15.3                        Indemnification of Board and Committee.  No member of the Board or the Committee, nor any officer or Employee of the Company acting on behalf of the Board or the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board and the Committee, each officer of the Company, and each Employee of the Company acting on behalf of the Board or the Committee shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination, or interpretation to the fullest extent provided by law.  Except to the extent required by any unwaiveable requirement under applicable law, no member of the Board or the Committee (and no Subsidiary of the Company) shall have any duties or liabilities, including without limitation any fiduciary duties, to any Participant (or any Person claiming by and through any Participant) as a result of this Plan, any Award Agreement or any Claim arising hereunder and, to the fullest extent permitted under applicable law, each Participant (as consideration for receiving and accepting an Award Agreement) irrevocably waives and releases any right or opportunity such Participant might have to assert (or participate or cooperate in) any Claim against any member of the Board or the Committee and any Subsidiary of the Company arising out of this Plan.

15.4                        Effect of the Plan.  Neither the adoption of this Plan nor any action of the Board or the Committee shall be deemed to give any person any right to be granted an Award or any other rights except as may be evidenced by an Award Agreement, or any amendment thereto, duly authorized by the Committee and executed on behalf of the Company, and then only to the extent and upon the terms and conditions expressly set forth therein.

15.5                        Compliance with Other Laws and Regulations.  Notwithstanding anything contained herein to the contrary, the Company shall not be required to sell or issue shares of Common Stock under any Incentive if the issuance thereof would constitute a violation by the Participant or the Company of any provisions of any law or regulation of any governmental authority or any national securities exchange or inter-dealer quotation system or other forum in which shares of Common Stock are quoted or traded (including without limitation Section 16 of the Exchange Act and Section 162(m) of the Code); and, as a condition of any sale or issuance of shares of Common Stock under an Incentive, the Committee may require such agreements or undertakings, if any, as the Committee may deem necessary or advisable to assure compliance with any such law or regulation.  The Plan, the grant and exercise of Incentives hereunder, and the obligation of the Company to sell and deliver shares of Common Stock, shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required.

15.6                        Foreign Participation.  To assure the viability of Awards granted to Participants employed in foreign countries, the Committee may provide for such special terms as it may consider necessary or appropriate to accommodate differences in local law, tax policy or custom.  Moreover, the Committee may approve such supplements to, or amendments, restatements or alternative versions of, this Plan as it determines is necessary or appropriate for such purposes.  Any such amendment, restatement or alternative versions that the Committee approves for purposes of using this Plan in a foreign country will not affect the terms of this Plan for any other country.

15.7                        Tax Requirements.  The Company or, if applicable, any Subsidiary (for purposes of this Section 15.7, the term “Company” shall be deemed to include any applicable Subsidiary), shall have the right to deduct from all amounts paid in cash or other form in connection with the Plan, any Federal, state, local, or other taxes required by law to be withheld in connection with an Award granted under this Plan.  The Company may, in its sole discretion, also require the Participant receiving shares of Common Stock issued under the Plan to pay the Company the amount of any taxes that the Company is required to withhold in connection with the Participant’s income arising with respect to the Award.  Such payments shall be required to be made when requested by the

Company and may be required to be made prior to the delivery of any certificate representing shares of Common Stock.  Such payment may be made (i) by the delivery of cash to the Company in an amount that equals or exceeds (to avoid the issuance of fractional shares under (iii) below) the required tax withholding obligations of the Company; (ii) if the Company, in its sole discretion, so consents in writing, the actual delivery by the exercising Participant to the Company of shares of Common Stock, which shares so delivered have an aggregate Fair Market Value that equals or exceeds (to avoid the issuance of fractional shares under (iii) below) the required tax withholding payment; (iii) if the Company, in its sole discretion, so consents in writing, the Company’s withholding of a number of shares to be delivered upon the exercise of the Stock Option, which shares so withheld have an aggregate Fair Market Value that equals (but does not exceed) the required tax withholding payment; or (iv) any combination of (i), (ii), or (iii).  The Company may, in its sole discretion, withhold any such taxes from any other cash remuneration otherwise paid by the Company to the Participant.  The Committee may in the Award Agreement impose any additional tax requirements or provisions that the Committee deems necessary or desirable.

15.8                        Assignability.  Incentive Stock Options may not be transferred, assigned, pledged, hypothecated or otherwise conveyed or encumbered other than by will or the laws of descent and distribution and may be exercised during the lifetime of the Participant only by the Participant or the Participant’s legally authorized representative, and each Award Agreement in respect of an Incentive Stock Option shall so provide.  The designation by a Participant of a beneficiary will not constitute a transfer of the Stock Option.  The Committee may waive or modify any limitation contained in the preceding sentences of this Section 15.8 that is not required for compliance with Section 422 of the Code.

Except as otherwise provided herein, Nonqualified Stock Options and SARs may not be transferred, assigned, pledged, hypothecated or otherwise conveyed or encumbered other than by will or the laws of descent and distribution.  Notwithstanding the foregoing, the Committee may, in its discretion, authorize all or a portion of a Nonqualified Stock Option or SAR to be granted to a Participant on terms which permit transfer by such Participant to (i) the spouse (or former spouse), children or grandchildren of the Participant (“Immediate Family Members”), (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members, (iii) a partnership in which the only partners are (1) such Immediate Family Members and/or (2) entities which are controlled by the Participant and/or Immediate Family Members, (iv) an entity exempt from federal income tax pursuant to Section 501(c)(3) of the Code or any successor provision, or (v) a split interest trust or pooled income fund described in Section 2522(c)(2) of the Code or any successor provision, provided that (x) there shall be no consideration for any such transfer, (y) the Award Agreement pursuant to which such Nonqualified Stock Option or SAR is granted must be approved by the Committee and must expressly provide for transferability in a manner consistent with this Section, and (z) subsequent transfers of transferred Nonqualified Stock Options or SARs shall be prohibited except those by will or the laws of descent and distribution.

Following any transfer, any such Nonqualified Stock Option and SAR shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that for purposes of Articles 8, 9, 11, 13 and 15 hereof the term “Participant” shall be deemed to include the transferee.  The events of Termination of Service shall continue to be applied with respect to the original Participant, following which the Nonqualified Stock Options and SARs shall be exercisable or convertible by the transferee only to the extent and for the periods specified in the Award Agreement.  The Committee and the Company shall have no obligation to inform any transferee of a Nonqualified Stock Option or SAR of any expiration, termination, lapse or acceleration of such Stock Option or SAR.  The Company shall have no obligation to register with any federal or state securities commission or agency any Common Stock issuable or issued under a Nonqualified Stock Option or SAR that has been transferred by a Participant under this Section 15.8.

15.9                        Use of Proceeds.  Proceeds from the sale of shares of Common Stock pursuant to Incentives granted under this Plan shall constitute general funds of the Company.

15.10                 Legend.  Each certificate representing shares of Restricted Stock issued to a Participant shall bear the following legend, or a similar legend deemed by the Company to constitute an appropriate notice of the provisions hereof (any such certificate not having such legend shall be surrendered upon demand by the Company and so endorsed):

On the face of the certificate:

“Transfer of this stock is restricted in accordance with conditions printed on the reverse of this certificate.”

On the reverse:

“The shares of stock evidenced by this certificate are subject to and transferable only in accordance with that certain Supreme Industries, Inc. 2016 Long-Term Incentive Plan, a copy of which is on file at the principal office of the Company in Goshen, Indiana.  No transfer or pledge of the shares evidenced hereby may be made except in accordance with and subject to the provisions of said Plan and Award Agreement.  By acceptance of this certificate, any holder, transferee or pledgee hereof agrees to be bound by all of the provisions of said Plan and Award Agreement.”

The following legend shall be inserted on a certificate evidencing Common Stock issued under the Plan if the shares were not issued in a transaction registered under the applicable federal and state securities laws:

“Shares of stock represented by this certificate have been acquired by the holder for investment and not for resale, transfer or distribution, have been issued pursuant to exemptions from the registration requirements of applicable state and federal securities laws, and may not be offered for sale, sold or transferred other than pursuant to effective registration under such laws, or in transactions otherwise in compliance with such laws, and upon evidence satisfactory to the Company of compliance with such laws, as to which the Company may rely upon an opinion of counsel satisfactory to the Company.”

15.11                 Governing Law.  The Plan shall be governed by, construed, and enforced in accordance with the laws of the State of Delaware (excluding any conflict of laws, rule or principle of Delaware law that might refer the governance, construction, or interpretation of this Plan to the laws of another state).  A Participant’s sole remedy for any Claim shall be against the Company, and no Participant shall have any claim or right of any nature against any Subsidiary of the Company or any shareholder or existing or former director, officer or Employee of the Company or any Subsidiary of the Company.  Each Award Agreement shall require the Participant to release and covenant not to sue any Person other than the Company over any Claims.  The individuals and entities described above in this Section 15.11 (other than the Company) shall be third-party beneficiaries of this Plan for purposes of enforcing the terms of this Section 15.11.

A copy of this Plan shall be kept on file in the principal office of the Company in Goshen, Indiana.

***************

IN WITNESS WHEREOF, the Company has caused this instrument to be executed as of March 21, 2016, by its Chairman of the Board and Secretary pursuant to prior action taken by the Board.

Supreme Industries, Inc.

	By:	/s/ Herbert M. Gardner
	Name:	Herbert M. Gardner
	Title:	Chairman

Attest:

By:
Name:
Title:

VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. SUPREME INDUSTRIES, INC. 2581 E. KERCHER RD. GOSHEN, IN 46528 ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees Edward L. Flynn For 0 0 0 For 0 Against 0 0 0 Against 0 Abstain 0 0 0 Abstain 0 01 02 Mark C. Neilson NOTE: To transact such other business as may properly come before the meeting and any adjournment thereof. 03 Mark D. Weber The Board of Directors recommends you vote FOR proposals 2, 3 and 4. 2. To approve, on an advisory basis, the compensation of the Company's named executive officers. 0 0 0 0 0 0 3. To approve the Company's 2016 Long Term Incentive Plan. 4. To ratify the selection of Crowe Horwath LLP as the Company's Independent Registered Public Accounting Firm. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date 0000278438_1 R1.0.1.25

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, 10-K Wrap is/are available at www.proxyvote.com SUPREME INDUSTRIES, INC. 2581 East Kercher Road, Goshen, Indiana 46528 This Proxy is Solicited on Behalf of the Board of Directors The undersigned hereby appoints Mark D. Weber and William J. Barrett, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side, all shares of Class A Common Stock of Supreme Industries, Inc. (the Company) held of record by the undersigned on March 28, 2016, at the Annual Meeting of Stockholders to be held on May 25, 2016, or at any adjournment thereof. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS AND FOR PROPOSALS NO. 2, 3 AND 4. Continued and to be signed on reverse side 0000278438_2 R1.0.1.25